AS FILED WITH THE SEC ON _______________.             REGISTRATION NO. 33-49994


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 9

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                ----------------

                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                          ----------------------------
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 437-4016
          (Address and telephone number of principal executive offices)

                                ----------------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036


It is proposed that this filing will become effective (check appropriate space):

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

         [X] on  May 1, 1998 pursuant to paragraph (b) of Rule 485
              --------------
                  (date)

         [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

         [ ] on                     pursuant to paragraph (a) of Rule 485
              ---------------------
                    (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

N-8B-2 ITEM NUMBER    LOCATION
------------------    --------
        1.            Cover Page

        2.            Cover Page

        3.            Not Applicable

        4.            Sale of the Contract and Sales Commissions (Part 1B)

        5.            Pruco Life PRUVIDER Variable Appreciable Account

        6.            Pruco Life PRUVIDER Variable Appreciable Account

        7.            Not Applicable

        8.            Not Applicable

        9.            Litigation

       10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Transfers; How the Contract Fund Changes with Investment Experience;
                      How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value (Part 1B); When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Paid-Up Insurance Option;
                      The Fixed-Rate Option; Voting Rights; Possible Replacement of Series Fund (Part 1B)

       11. Brief Description of the Contract; Pruco Life PRUVIDER Variable Appreciable Account

       12. Cover Page; Brief Description of the Contract; Flexible Portfolios; Further Information About The Series Fund; Sale of the Contract and Sales Commissions (Part 1B)

       13. Brief Description of the Contract; Premiums; Allocation of Premiums; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; (Part 1B); Sale of the Contract and Sales Commissions (Part 1B)

       14. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

       15. Brief Description of the Contract; Premiums; Allocation of Premiums; Transfers; General Information About
                      Pruco Life PRUVIDER Variable Appreciable Account, and The Fixed Rate Option

       16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

       17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value (Part 1B); When Proceeds are Paid

       18. Pruco Life PRUVIDER Variable Appreciable Account; How the Contract Fund Changes with Investment Experience

       19.            Reports to Contract Owners

       20.            Not Applicable

N-8B-2 ITEM NUMBER    LOCATION
------------------    --------
       21.            Contract Loans

       22.            Not Applicable

       23.            Not Applicable

       24. Other Standard Contract Provisions (Part 1B); Possible Replacement of The Series Fund (Part 1B)

       25.            Brief Description of the Contract

       26.            Brief Description of the Contract; Contract Fees and
                      Charges

       27.            Brief Description of the Contract

       28. Brief Description of the Contract; Directors and Officers of Pruco Life and Management of the Series Fund (Part
                      1B)

       29.            Brief Description of the Contract

       30.            Not Applicable

       31.            Not Applicable

       32.            Not Applicable

       33.            Not Applicable

       34.            Not Applicable

       35.            Brief Description of the Contract

       36.            Not Applicable

       37.            Not Applicable

       38.            Sale of the Contract and Sales Commissions (Part 1B)

       39.            Sale of the Contract and Sales Commissions (Part 1B)

       40.            Not Applicable

       41.            Sale of the Contract and Sales Commissions (Part 1B)

       42.            Not Applicable

       43.            Not Applicable

       44. Brief Description of the Contract; Further Information About the Series Fund; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary

       45.            Not Applicable

       46. Brief Description of the Contract; Pruco Life PRUVIDER Variable Appreciable Account; Further Information About the Series Fund

       47.            Pruco Life PRUVIDER Variable Appreciable Account;
                      Further Information About the Series Fund

       48.            Not Applicable

       49.            Not Applicable

       50.            Not Applicable

       51.            Not Applicable

       52.            Possible Replacement of the Series Fund (Part 1B)

N-8B-2 ITEM NUMBER    LOCATION
------------------    --------
       53.            Tax Treatment of Contract Benefits; Tax Treatment of
                      Contract Benefits (Part 1B)

       54.            Not Applicable

       55.            Not Applicable

       56.            Not Applicable

       57.            Not Applicable

       58.            Not Applicable

       59. Financial Statements; Financial Statements of the Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                              PRUvider(SM) Variable
                          Appreciable Life(R) Insurance

                                   PROSPECTUS

                        The Pruco Life PRUvider Variable
                             Appreciable Account and
                        The Prudential Series Fund, Inc.

                                   May 1, 1998








                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 1998

PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT


PRUVIDER (SM)
VARIABLE APPRECIABLE LIFE (R)
INSURANCE CONTRACT

This prospectus describes a variable life insurance contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Pruco Life calls this contract its PRUVIDER(sm) Variable APPRECIABLE LIFE(R) Insurance Contract* (the "Contract"). The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than a guaranteed minimum amount (the face amount specified in the Contract). The Contract also generally provides a cash surrender value which does not have a guaranteed minimum amount.

The assets held for the purpose of paying benefits under these and other similar contracts are segregated from the other assets of Pruco Life and are invested in one or both of the current subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account (from now on, the "Account"). In this case, the assets will be invested in the corresponding portfolio of The Prudential Series Fund, Inc. (from now on, the "Series Fund"). The two portfolios of the Series Fund currently available to Contract owners are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. The contract owner may also choose to have the assets invested in a FIXED-RATE OPTION. This prospectus describes the Contract generally, the Pruco Life PRUVIDER Variable Appreciable Account and the securities issued by the Series Fund.

Although it is advantageous to the purchaser to pay a Scheduled Premium amount on the dates due, which are at least once a year but may be more often, purchasers have flexibility as to when and in what amounts they pay premiums.

Before you sign an application to purchase this life insurance contract, you should read this prospectus with care and have any questions you may have answered by your Pruco Life representative. If you do purchase the Contract, you should retain this prospectus for future reference, together with the Contract itself that you will receive.

Additional information about the contract and the Series Fund is set forth in a separate Statement of Additional Information which is incorporated by reference into this prospectus. It is available without charge upon request to the Pruco Life Insurance Company at the address shown below.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992

                            Telephone: (800) 437-4016


*PRUVIDER is a service mark of Prudential.
 APPRECIABLE LIFE is a registered mark of Prudential.

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION AND SUMMARY.......................................................1
         BRIEF DESCRIPTION OF THE CONTRACT.....................................1
         BALANCED PORTFOLIOS...................................................3
                  CONSERVATIVE BALANCED PORTFOLIO..............................3
                  FLEXIBLE MANAGED PORTFOLIO...................................4
         FIXED-RATE OPTION.....................................................4
         TRANSFERS BETWEEN INVESTMENT OPTIONS..................................4
         THE SCHEDULED PREMIUM.................................................4
         PAYMENT OF HIGHER PREMIUMS............................................4
         CONTRACT LOANS........................................................4
         PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS................4

FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF THE SERIES FUND......................5

PORTFOLIO RATES OF RETURN......................................................7

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED
  PREMIUMS.....................................................................8

GENERAL INFORMATION ABOUT PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
         AND THE FIXED RATE OPTION.............................................9
         PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT......................9
         THE FIXED-RATE OPTION.................................................9

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS..........................10
         REQUIREMENTS FOR ISSUANCE OF A CONTRACT..............................10
         SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".........................10
         CONTRACT FEES AND CHARGES............................................10
                  Deductions from Premiums....................................10
                  Deductions from Portfolios..................................10
                  Monthly Deductions from Contract Fund.......................11
                  Daily Deduction from the Contract Fund......................12
                  Surrender or Withdrawal Charges.............................12
                  Transaction Charges.........................................13
         CONTRACT DATE........................................................13
         PREMIUMS ............................................................13
         ALLOCATION OF PREMIUMS...............................................14
         TRANSFERS............................................................14
         HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE.............15
         HOW A CONTRACT'S DEATH BENEFIT WILL VARY.............................15
         CONTRACT LOANS.......................................................16
         SURRENDER OF A CONTRACT..............................................16
         LAPSE AND REINSTATEMENT..............................................17
                  Fixed Extended Term Insurance...............................17
                  Fixed Reduced Paid-Up Insurance.............................17
                  Variable Reduced Paid-Up Insurance..........................17
                  What Happens If No Request Is Made?.........................17
         PAID-UP INSURANCE OPTION.............................................17
         WHEN PROCEEDS ARE PAID...............................................18
         LIVING NEEDS BENEFIT.................................................18
                  Terminal Illness Option.....................................18
                  Nursing Home Option.........................................18
         VOTING RIGHTS........................................................19
         REPORTS TO CONTRACT OWNERS...........................................19
         TAX TREATMENT OF CONTRACT BENEFITS...................................20
                  Treatment as Life Insurance.................................20
                  Pre-Death Distributions.....................................20
                  Other Tax Consequences......................................20
                  Withholding.................................................20
         OTHER CONTRACT PROVISIONS............................................21

FURTHER INFORMATION ABOUT THE SERIES FUND.....................................21

                                                                            PAGE

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..........................21
         BALANCED PORTFOLIOS..................................................21
                  Conservative Balanced Portfolio.............................21
                  Flexible Managed Portfolio..................................22
         FOREIGN SECURITIES...................................................24
         RISK FACTORS RELATING TO INVESTING IN FIXED INCOME SECURITIES
         RATED BELOW INVESTMENT GRADE.........................................24
         OPTIONS, FUTURES CONTRACTS AND SWAPS.................................25
         SHORT SALES..........................................................25
         REPURCHASE AGREEMENTS................................................25
         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS.......................26
         LOANS OF PORTFOLIO SECURITIES........................................26

INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS..........................26

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................26
         PORTFOLIO BROKERAGE AND RELATED PRACTICES............................27

STATE REGULATION..............................................................27

EXPERTS  .....................................................................27

LITIGATION....................................................................28

YEAR 2000 COMPLIANCE..........................................................28

EXPANDED TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.............28

ADDITIONAL INFORMATION........................................................30

FINANCIAL STATEMENTS..........................................................30

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT..A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
  SUBSIDIARIES................................................................B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND.

                            INTRODUCTION AND SUMMARY

This section provides only an overview of the more significant provisions of the Contract. It omits details which are provided in the rest of this prospectus, as well as in a Statement of Additional Information which is available to you upon request without charge. A description of the contents of that Statement of Additional Information is on page 28.

As you read this prospectus you should keep in mind that you are considering the purchase of a life insurance contract. Because it is VARIABLE LIFE INSURANCE - and variable life insurance has significant investment aspects and requires you to make investment decisions - it is also a "security." That is why you have been given this prospectus. Securities which are offered to the public must be registered with the Securities and Exchange Commission ("SEC"), and the prospectus that is a part of the registration statement must be given to all prospective buyers. But because a substantial part of your premium pays for life insurance that will pay to your beneficiary, in the event of your death, an amount far exceeding your total premium payments, you should not buy this contract unless a major reason for the purchase is to provide life insurance protection. Because the contract provides whole-life or permanent insurance, it also serves a second important objective. It can be expected to provide an increasing cash surrender value that can be used during your lifetime.

BRIEF DESCRIPTION OF THE CONTRACT

The PRUVIDER Variable APPRECIABLE LIFE Contract (referred to from now on as the "Contract") is issued and sold by the Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by the Company's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Company policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of the Company as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life insurance companies.

As of December 31, 1997, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

The Contract is a form of flexible premium variable life insurance. It is built around a Contract Fund, the amount of which changes every business day. That amount represents the value of your Contract on that day although you will have to pay a surrender charge if you decide to surrender the Contract during the first ten Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Pruco Life has established the Pruco Life PRUVIDER Variable Appreciable Account (the "Account") under Arizona law as a separate investment account whose assets are segregated from all other assets of Pruco Life. Whenever you pay a premium, Pruco Life first deducts certain charges (described below) and, unless you decide otherwise puts the remainder - often called the "net premium" - into the Account, where it is combined with the net premiums from all other contracts like this one. The money in the Account, including your Contract Fund, is then invested in the following way. The Account is divided into 2 subaccounts and you must decide which one[s] will hold the assets of your Contract Fund. The money allocated to each subaccount is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. Those two portfolios -- called the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO -- differ in the amount of risk associated with them and are described in more detail below.

Because the assets that relate to the Contract may be invested in these variable investment options, the Contract offers an opportunity for your cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. You, however, must accept the risk that if investment performance is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. If you prefer to avoid this risk you may elect to allocate part or all of the net premiums in a fixed-rate option under which a stated interest rate is credited to the amount of your Contract Fund allocated to that option. See THE FIXED-RATE OPTION, page 9.

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 10. In brief, and subject to that fuller description, the following diagram outlines the charges which may be made:

          ------------------------------------------------------------
                                 PREMIUM PAYMENT
          ------------------------------------------------------------
                                       |
                ---------------------------------------------
                o    less charge for taxes attributable
                     to premiums
                o    less $2 processing fee
                ---------------------------------------------
                                       |
     ---------------------------------------------------------------------
                             INVESTED PREMIUM AMOUNT

          o    To be invested in one or a combination of:
               o  The Conservative Balanced Portfolio
               o  The Flexible Managed Portfolio
               o  The Fixed-Rate Option
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                                  DAILY CHARGES

     o A daily charge equivalent to an annual rate of up to 0.9% is deducted from the assets of the subaccounts for mortality and expense risks.

     o Management fees and expenses are deducted from the assets of the Series Fund. See DEDUCTIONS FROM PORTFOLIOS, page 10.

     ---------------------------------------------------------------------
                                       |
     ---------------------------------------------------------------------
                                 MONTHLY CHARGES

     o A sales charge is deducted from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

     o The Contract Fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

     o The Contract Fund is reduced by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.

     o A charge for anticipated mortality is deducted, with the maximum charge based on the non-smoker/smoker 1980 CSO Tables.

     o If the Contract includes riders, a deduction from the Contract Fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge.
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
                           POSSIBLE ADDITIONAL CHARGES

     o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred sales charge is assessed; the maximum contingent deferred sales charge during the first 5 years is 50% of the first year's primary annual premium but this charge is both subject to other important limitations and reduced for Contracts that have been in force for more than 5 years.

     o If the Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount and it begins to decline uniformly after the fifth Contract year so that it disappears on the tenth Contract anniversary.

     o An administrative processing charge of up to $15 will be made in connection with each withdrawal of excess cash surrender value.

     ---------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend and have the financial capability to keep it in force for a substantial period.

When you first buy the Contract you give instructions to Pruco Life as to what combination of the three investment options you wish your Contract Fund invested. Thereafter you may make changes in these allocations either in writing or by telephone. The investment objectives of the portfolios, described more fully starting on page 21 of this prospectus, and of the fixed-rate option are as follows:

BALANCED PORTFOLIOS

CONSERVATIVE BALANCED PORTFOLIO. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

FLEXIBLE MANAGED PORTFOLIO. Achievement of a high total investment return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

FIXED-RATE OPTION

Guarantee against loss of principal plus income at a rate which may change at yearly intervals, but will never be lower than an effective annual rate of 4%.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may at any time change the instructions for the allocation of your premiums to the various investment options. You may also transfer amounts held in one option to another. There are restrictions upon transfers out of the fixed-rate option which under certain circumstances Pruco Life may waive.

THE SCHEDULED PREMIUM

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. The Contract will not lapse even if investment experience is unexpectedly so unfavorable that the Contract Fund value drops to below zero.

The amount of the scheduled premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 20. The scheduled premium will not be increased (except to reflect changes in the rate for taxes attributable to premiums). See PREMIUMS, page 13.

PAYMENT OF HIGHER PREMIUMS

The payment of premiums in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. See PREMIUMS, page 13 and TAX TREATMENT OF CONTRACT BENEFITS, page 20.

CONTRACT LOANS

The Contract permits the owner to borrow up to 90% of the amount of the cash surrender value (100% of the portion allocated to the fixed-rate option) on favorable terms. See CONTRACT LOANS, page 16. When a loan is made, the amount held under the investment options described above is reduced, proportionately, by the amount of the loan.

PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACTS

Pruco Life's PRUVIDER Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life. However, it differs in two important ways. First, Pruco Life guarantees that if the Scheduled Premiums are paid when due or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and the face amount of insurance will be paid upon the death of the insured even if, because of unfavorable investment experience, the Contract Fund value should drop to below zero. Second, if all premiums are not paid when due (or made up), the Contract will not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract - an amount that increases each year and in later years becomes quite high; it is called the "Tabular Contract Fund." The Contract lapses when the Contract Fund falls to below this stated amount, rather than when it drops to zero. Thus, when a PRUVIDER Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you will, therefore, have a substantial incentive to reinstate it, as well as an opportunity to make a considered decision whether to do so or to take, in one form or another, the cash surrender value. In effect, Pruco Life provides an early and timely warning against the imprudent use of the flexibility provided by the Contract.

In the following pages of this prospectus we describe in much greater detail all of the provisions of the Contract. That description is preceded by two sets of tables. The first set provides, in condensed form, financial information about the portfolios of the Series Fund, beginning on the date each of them was first established. The second set shows what the cash surrender values and death benefits would be under a Contract issued on a hypothetical person, making certain assumptions. These tables show generally how the values under the Contract would vary, with different investment performances.

                    FINANCIAL HIGHLIGHTS OF THE PORTFOLIOS OF
                                 THE SERIES FUND

The tables that follow provide information about the annual investment income, capital appreciation and expenses of the 2 available portfolios of the Series Fund for each year, beginning with the year after the Series Fund was established. They are prepared on a per share basis and therefore provide useful information about the investment performance of each portfolio.

NOTE, HOWEVER, THAT THESE TABLES DO NOT TELL YOU HOW YOUR CONTRACT FUND WOULD HAVE CHANGED DURING THIS PERIOD BECAUSE THEY DO NOT REFLECT THE DEDUCTIONS FROM THE CONTRACT FUND OTHER THAN THE PORTFOLIO DEDUCTIONS.

                        THE PRUDENTIAL SERIES FUND, INC.
                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)
The following highlights for the two years ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. In addition, the financial highlights for each of the years prior to and including the period ended December 31, 1995 have been audited by other independent auditors, whose report thereon was also unqualified. Price Waterhouse LLP's report is included in the Statement of Additional Information.

                                                              CONSERVATIVE BALANCED
                    ----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                    ----------------------------------------------------------------------------------------------------------
                      1997       1996      1995(a)   1994(a)     1993(a)    1992(a)    1991(a)    1990(a)   1989(a)   1988(a)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   15.52  $   15.31  $   14.10  $  14.91    $  14.24  $   14.32  $   13.06  $   13.36  $  12.30  $  11.89
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........       0.76       0.66       0.63     -0.53        0.49       0.56       0.69       0.82      0.89      0.77
Net realized and
  unrealized gains
  (losses) on
  investments.....       1.26       1.24       1.78     (0.68)       1.23       0.41       1.74      (0.14)     1.15      0.43
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
    Total from
      investment
     operations...       2.02       1.90       2.41     (0.15)       1.72       0.97       2.43       0.68      2.04      1.20
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........      (0.76)     (0.66)     (0.64)    (0.51)      (0.47)     (0.54)     (0.67)     (0.81)    (0.89)    (0.79)
Distributions from
  net realized
  gains...........      (1.81)     (1.03)     (0.56)    (0.15)      (0.58)     (0.51)     (0.50)     (0.17)    (0.09)       --
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
    Total
    distributions.      (2.57)     (1.69)     (1.20)    (0.66)      (1.05)     (1.05)     (1.17)     (0.98)    (0.98)    (0.79)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  --------  --------
Net Asset Value,
  end of year.....  $   14.97  $   15.52  $   15.31  $  14.10    $  14.91  $   14.24  $   14.32  $   13.06  $  13.36  $  12.30
                    =========  =========  =========  ========    ========  =========  =========  =========  ========  ========
TOTAL INVESTMENT
  RETURN(b).......      13.45%     12.63%     17.27%    (0.97)%     12.20%      6.95%     19.07%      5.27%    16.99%    10.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......  $ 4,744.2  $ 4,478.8  $ 3,940.8  $3,501.1    $3,103.2  $ 2,114.0  $ 1,500.0  $ 1,100.2  $  976.0  $  815.6
Ratios to average
  net assets:
  Expenses........       0.56%      0.59%      0.58%     0.61%       0.60%      0.62%      0.63%      0.65%     0.64%     0.65%
  Net investment
    income........       4.48%      4.13%      4.19%     3.61%       3.22%      3.88%      4.89%      6.21%     6.81%     6.22%
Portfolio turnover
  rate............        295%       295%       201%      125%         79%        62%       115%        44%      154%      111%
Average commission
  rate paid per
  share...........    $0.0563    $0.0554        N/A       N/A         N/A        N/A        N/A        N/A       N/A       N/A

                                                                  FLEXIBLE MANAGED
                    ------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                    ------------------------------------------------------------------------------------------------------------
                      1997       1996      1995(a)   1994(a)     1993(a)    1992(a)    1991(a)    1990(a)    1989(a)    1988(a)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value,
  beginning of
  year............  $   17.79  $   17.86  $   15.50  $  16.96    $  16.01  $   16.29  $   14.00  $   14.45  $   13.12  $   12.33
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income..........       0.59       0.57       0.56      0.47        0.57       0.58       0.65       0.72       0.82       0.72
Net realized and
  unrealized gains
  (losses) on
  investments.....       2.52       1.79       3.15     (1.02)       1.88       0.61       2.81      (0.47)      1.99       0.84
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
    Total from
      investment
      operations..       3.11       2.36       3.71     (0.55)       2.45       1.19       3.46       0.25       2.81       1.56
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net
  investment
  income..........      (0.58)     (0.58)     (0.56)    (0.45)      (0.57)     (0.56)     (0.66)     (0.70)     (0.81)     (0.77)
Distributions from
  net realized
  gains...........      (3.04)     (1.85)     (0.79)    (0.46)      (0.93)     (0.91)     (0.51)        --      (0.67)        --
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
    Total
    distributions.      (3.62)     (2.43)     (1.35)    (0.91)      (1.50)     (1.47)     (1.17)     (0.70)     (1.48)     (0.77)
                    ---------  ---------  ---------  --------    --------  ---------  ---------  ---------  ---------  ---------
Net Asset Value,
  end of year.....  $   17.28  $   17.79  $   17.86  $  15.50    $  16.96  $   16.01  $   16.29  $   14.00  $   14.45  $   13.12
                    =========  =========  =========  ========    ========  =========  =========  =========  =========  =========
TOTAL INVESTMENT
  RETURN(b).......      17.96%     13.64%     24.13%    (3.16)%     15.58%      7.61%     25.43%      1.91%     21.77%     12.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (in
  millions).......   $5,490.1   $4,896.9   $4,261.2  $3,481.5    $3,292.2   $2,435.6   $1,990.7   $1,507.8   $1,386.5   $1,103.9
Ratios to average
  net assets:
  Expenses........       0.62%      0.64%      0.63%     0.66%       0.66%      0.67%      0.67%      0.69%      0.69%      0.70%
  Net investment
    income........       3.02%      3.07%      3.30%     2.90%       3.30%      3.63%      4.23%      5.13%      5.66%      5.52%
Portfolio turnover
  rate............        227%       233%       173%      124%         63%        59%        93%        52%       141%       128%
Average commission
  rate paid per
  share...........    $0.0569    $0.0563        N/A       N/A         N/A        N/A        N/A        N/A        N/A        N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

This information should be read in conjunction with the financial statements of The Prudential Series Fund, Inc. and notes thereto, which appear in the Statement of Additional Information.

Further information about performance of the portfolios is contained in the Annual Report to Contract Owners which may be obtained without charge.

                            PORTFOLIO RATES OF RETURN

The following table, based upon the immediately preceding financial highlights for the Series Fund, shows first the average annual compounded net rates of return for each Portfolio for the year ended December 31, 1997, for the 5 year and 10 year periods ending on that date, and from the inception date of each Portfolio to December 31, 1997. These rates of return should not be regarded as an estimate or prediction of future performance. They may be useful in assessing the competence and performance of the Series Fund's investment advisor and in helping you to decide which portfolios to choose. THIS INFORMATION RELATES ONLY TO THE SERIES FUND AND DOES NOT REFLECT THE VARIOUS OTHER CHARGES MADE UNDER THE CONTRACTS.

                                                          5 YEARS     10 YEARS    INCEPTION TO
                              INCEPTION    YEAR ENDED      ENDED        ENDED         DATE
        PORTFOLIO               DATE        12/31/97     12/31/97     12/31/97      12/31/97
--------------------------  -------------  -----------  -----------  -----------  -------------
CONSERVATIVE BALANCED              5/83         13.45%       10.74%       11.15%        10.80%
FLEXIBLE MANAGED                   5/83         17.96%       13.25%       13.41%        12.18%

             ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS
                            AND ACCUMULATED PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract Fund is allocated to the fixed-rate option. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts issued on an insured of a given age would vary over time if the gross investment return on the assets held in the selected Series Fund portfolios were a uniform, after tax, annual rate of 0%, 4%, 8%, and 12% and minimum scheduled premiums were paid. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life's current charges. The values shown in these tables are calculated upon the assumption that Pruco Life will continue to use the administrative charges and mortality rates that it is currently using, even though it is permitted under the Contract to use higher administrative charges and the higher mortality charges specified in the 1980 CSO Table. While Pruco Life does not currently intend to withdraw or modify these reductions in charges, it reserves the right to do so.

The death benefits and cash surrender values shown in the next two tables on pages T3 and T4 are calculated upon the assumption that the maximum administrative charges allowable under the Contract and the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract; they do not reflect Pruco Life's current practice of reducing the administrative and mortality charges.

The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return of the Series Fund's portfolios. This is because these tables assume an investment management fee and other estimated Series Fund expenses totaling 0.59% and also reflect the daily charge to the Account for assuming mortality and expense risks, which is equivalent to an effective annual rate of 0.9%. The 0.59% figure is based on an average of the current management fees of the two available portfolios and an analysis of historical operating expenses other than management fees, taking into account any applicable expense offsets. Actual fees and expenses of the portfolios associated with a Contract may be more or less than 0.59%, will vary from year to year, and will depend on how the Contract Fund is allocated. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% correspond in the tables to approximate net annual rates of return of -1.49%, 2.51%, 6.51%, and 10.51%, respectively. The tables reflect the fact that no charges for federal or state income taxes are currently made against the Account (other than "taxes attributable to premiums"). If such a charge is made in the future, it will take higher gross rates of return to produce the same net after-tax returns. The tables assume that the insured is in the preferred rating class, and the charge for federal, state and local taxes attributable to premiums is 3.25%.

Upon request, Pruco Life will furnish a comparable hypothetical illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the face amount or premium amount requested. The illustrations can be prepared upon the assumptions that the insured is in the preferred or standard rating class or in a different risk classification, and can assume that annual, semi-annual, quarterly or monthly premiums are paid.



                                                            ILLUSTRATIONS
                                                            -------------

                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                   $5,000 GUARANTEED DEATH BENEFIT
                                                     $173.70 ANNUAL PREMIUM (1)
                                                  USING CURRENT CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $   181         $5,003       $5,007      $ 5,011       $ 5,016        $  0         $    0      $     2       $     6
     2        $   369         $5,002       $5,013      $ 5,025       $ 5,036        $ 48         $   59      $    70       $    82
     3        $   564         $5,000       $5,019      $ 5,040       $ 5,063        $101         $  121      $   142       $   165
     4        $   767         $5,000       $5,024      $ 5,058       $ 5,096        $154         $  185      $   219       $   257
     5        $   978         $5,000       $5,028      $ 5,079       $ 5,136        $205         $  249      $   300       $   357
     6        $ 1,198         $5,000       $5,034      $ 5,105       $ 5,187        $268         $  330      $   401       $   483
     7        $ 1,427         $5,000       $5,039      $ 5,134       $ 5,248        $331         $  411      $   507       $   620
     8        $ 1,665         $5,000       $5,043      $ 5,167       $ 5,320        $392         $  494      $   618       $   771
     9        $ 1,912         $5,000       $5,047      $ 5,205       $ 5,404        $452         $  578      $   736       $   935
    10        $ 2,169         $5,000       $5,050      $ 5,248       $ 5,503        $511         $  663      $   861       $ 1,116
    15        $ 3,617         $5,000       $5,058      $ 5,544       $ 6,271        $721         $1,047      $ 1,532       $ 2,259
    20        $ 5,379         $5,000       $5,048      $ 6,027       $ 9,117        $882         $1,457      $ 2,436       $ 4,122
    25        $ 7,523         $5,000       $5,016      $ 6,983       $13,550        $970         $1,882      $ 3,643       $ 7,069
30 (Age 65)   $10,132         $5,000       $5,000      $ 8,747       $19,608        $940         $2,304      $ 5,202       $11,661
    35        $13,305         $5,000       $5,000      $10,721       $27,975        $700         $2,696      $ 7,157       $18,678
    40        $17,166         $5,000       $5,000      $12,973       $39,652        $ 52         $3,019      $ 9,560       $29,220
    45        $21,864         $5,000       $5,000      $15,607       $56,163        $  0         $3,189      $12,446       $44,788

 (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.









                                       T1


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $20,000 GUARANTEED DEATH BENEFIT
                                                     $390.90 ANNUAL PREMIUM (1)
                                                  USING CURRENT CONTRACTUAL CHARGES
                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     1        $   407        $20,012      $20,024      $20,036      $ 20,048        $   39      $    50      $    62      $     74
     2        $   829        $20,013      $20,046      $20,080      $ 20,115        $  243      $   276      $   310      $    345
     3        $ 1,269        $20,002      $20,065      $20,133      $ 20,204        $  442      $   506      $   573      $    644
     4        $ 1,726        $20,000      $20,082      $20,195      $ 20,317        $  636      $   739      $   852      $    974
     5        $ 2,202        $20,000      $20,095      $20,266      $ 20,457        $  833      $   986      $ 1,157      $  1,347
     6        $ 2,697        $20,000      $20,112      $20,357      $ 20,636        $1,084      $ 1,296      $ 1,540      $  1,820
     7        $ 3,211        $20,000      $20,128      $20,461      $ 20,853        $1,335      $ 1,617      $ 1,950      $  2,342
     8        $ 3,746        $20,000      $20,141      $20,579      $ 21,111        $1,582      $ 1,944      $ 2,383      $  2,914
     9        $ 4,302        $20,000      $20,152      $20,715      $ 21,416        $1,824      $ 2,276      $ 2,839      $  3,539
    10        $ 4,881        $20,000      $20,160      $20,867      $ 21,773        $2,060      $ 2,612      $ 3,319      $  4,225
    15        $ 8,140        $20,000      $20,164      $21,949      $ 24,589        $2,900      $ 4,119      $ 5,903      $  8,544
    20        $12,106        $20,000      $20,092      $23,738      $ 34,499        $3,549      $ 5,730      $ 9,376      $ 15,597
    25        $16,931        $20,000      $20,000      $26,860      $ 51,316        $3,900      $ 7,391      $14,013      $ 26,771
30 (Age 65)   $22,801        $20,000      $20,000      $33,679      $ 74,293        $3,775      $ 9,031      $20,028      $ 44,181
    35        $29,942        $20,000      $20,000      $41,307      $106,029        $2,801      $10,514      $27,578      $ 70,789
    40        $38,631        $20,000      $20,000      $50,014      $150,318        $  181      $11,630      $36,856      $110,771
    45        $49,203        $20,000      $20,000      $60,199      $212,938        $    0      $11,934      $48,007      $169,812

 (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T2


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                   $5,000 GUARANTEED DEATH BENEFIT
                                                     $173.70 ANNUAL PREMIUM (1)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1        $   181         $5,000       $5,000      $ 5,004       $ 5,009          $  0       $    0       $    0       $     0
     2        $   369         $5,000       $5,000      $ 5,010       $ 5,022          $ 35       $   45       $   56       $    67
     3        $   564         $5,000       $5,000      $ 5,018       $ 5,040          $ 82       $  101       $  120       $   142
     4        $   767         $5,000       $5,000      $ 5,028       $ 5,063          $128       $  157       $  189       $   224
     5        $   978         $5,000       $5,000      $ 5,040       $ 5,093          $172       $  214       $  261       $   314
     6        $ 1,198         $5,000       $5,000      $ 5,054       $ 5,130          $228       $  285       $  350       $   426
     7        $ 1,427         $5,000       $5,000      $ 5,071       $ 5,174          $283       $  356       $  443       $   547
     8        $ 1,665         $5,000       $5,000      $ 5,090       $ 5,228          $336       $  428       $  541       $   679
     9        $ 1,912         $5,000       $5,000      $ 5,112       $ 5,291          $388       $  501       $  643       $   822
    10        $ 2,169         $5,000       $5,000      $ 5,137       $ 5,366          $439       $  574       $  750       $   979
    15        $ 3,617         $5,000       $5,000      $ 5,320       $ 5,954          $603       $  887       $1,309       $ 1,942
    20        $ 5,379         $5,000       $5,000      $ 5,627       $ 7,702          $713       $1,205       $2,037       $ 3,482
    25        $ 7,523         $5,000       $5,000      $ 6,110       $11,242          $742       $1,503       $2,975       $ 5,865
30 (Age 65)   $10,132         $5,000       $5,000      $ 7,022       $15,936          $635       $1,744       $4,176       $ 9,477
    35        $13,305         $5,000       $5,000      $ 8,452       $22,224          $284       $1,853       $5,643       $14,837
    40        $17,166         $5,000       $5,000      $10,014       $30,713          $  0       $1,672       $7,379       $22,633
    45        $21,864         $5,000       $5,000      $11,750       $42,268          $  0       $  767       $9,370       $33,708

 (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T3


                                      THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $20,000 GUARANTEED DEATH BENEFIT
                                                     $390.90 ANNUAL PREMIUM (1)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                          DEATH BENEFIT (2)                                     CASH SURRENDER VALUE (2)
                          ----------------------------------------------------  ----------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUMS                 ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF   ACCUMULATED    ----------------------------------------------------  ----------------------------------------------------
  POLICY  AT 4% INTEREST    0% GROSS     4% GROSS     8% GROSS     12% GROSS      0% GROSS     4% GROSS     8% GROSS     12% GROSS
   YEAR     PER YEAR      (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)  (-1.49% NET)  (2.51% NET)  (6.51% NET)  (10.51% NET)
  ------  --------------  ------------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     1        $   407        $20,000      $20,000      $20,009      $ 20,020        $   12       $   24      $    35      $     46
     2        $   829        $20,000      $20,000      $20,024      $ 20,057        $  191       $  222      $   253      $    286
     3        $ 1,269        $20,000      $20,000      $20,045      $ 20,111        $  364       $  423      $   485      $    551
     4        $ 1,726        $20,000      $20,000      $20,074      $ 20,186        $  533       $  628      $   731      $    843
     5        $ 2,202        $20,000      $20,000      $20,110      $ 20,284        $  705       $  844      $ 1,000      $  1,174
     6        $ 2,697        $20,000      $20,000      $20,154      $ 20,408        $  925       $1,117      $ 1,338      $  1,591
     7        $ 3,211        $20,000      $20,000      $20,208      $ 20,561        $1,145       $1,398      $ 1,697      $  2,050
     8        $ 3,746        $20,000      $20,000      $20,271      $ 20,746        $1,360       $1,683      $ 2,074      $  2,549
     9        $ 4,302        $20,000      $20,000      $20,345      $ 20,968        $1,569       $1,970      $ 2,469      $  3,092
    10        $ 4,881        $20,000      $20,000      $20,431      $ 21,232        $1,772       $2,260      $ 2,883      $  3,683
    15        $ 8,140        $20,000      $20,000      $21,070      $ 23,346        $2,433       $3,487      $ 5,024      $  7,300
    20        $12,106        $20,000      $20,000      $22,169      $ 28,945        $2,881       $4,725      $ 7,807      $ 13,086
    25        $16,931        $20,000      $20,000      $23,925      $ 42,300        $2,994       $5,874      $11,387      $ 22,068
30 (Age 65)   $22,801        $20,000      $20,000      $26,854      $ 60,009        $2,566       $6,774      $15,970      $ 35,686
    35        $29,942        $20,000      $20,000      $32,365      $ 83,731        $1,153       $7,105      $21,608      $ 55,902
    40        $38,631        $20,000      $20,000      $38,386      $115,758        $    0       $6,187      $28,287      $ 85,303
    45        $49,203        $20,000      $20,000      $45,078      $159,345        $    0       $2,146      $35,948      $127,073

 (1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

 (2) Assumes no Contract loan has been made.


  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.












                                       T4

                            GENERAL INFORMATION ABOUT
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                            AND THE FIXED RATE OPTION

PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

Pruco Life PRUVIDER Variable Appreciable Account was established on July 10, 1992 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently two subaccounts within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE FIXED-RATE OPTION

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, subject Pruco Life and its directors to civil liability if that results in any damage.

As explained earlier, you may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to the fixed-rate option, and the amount so allocated or transferred becomes part of The Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. See CONTRACT DATE, page 13. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 14). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 18).

                      DETAILED INFORMATION FOR PROSPECTIVE
                                 CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the minimum initial guaranteed death benefit that can be applied for is $5,000 and the maximum that can be applied for is $25,000. For proposed insureds 21 years of age or younger, the minimum initial guaranteed death benefit that can be applied for is $10,000. The Contract may generally be issued on insureds below the age of 76. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. These are the current underwriting requirements. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FEES AND CHARGES

This section provides a detailed description of each charge that is described briefly in the chart on page 2, and an explanation of the purpose of the charge.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, will be the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but to no more than the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits, which are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums

(a) A charge for taxes attributable to premiums is deducted from each premium. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. It varies from jurisdiction to jurisdiction and generally ranges from 0.75% to 5% (but in some instances it may exceed 5%) of the premium received by Pruco Life. The amount charged may be more than Pruco Life actually pays. The second part is for federal income taxes measured by premiums and it is equal to 1.25% of the premium. Pruco Life believes that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1997, 1996 and 1995, Pruco Life received a total of approximately $1,668,969, $2,187,535, and $2,003,387, respectively, in taxes attributable to premiums.

(b) A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1997, 1996 and 1995, Pruco Life received a total of approximately $1,239,689, $1,155,021, and $965,634, respectively, in processing charges.

Deductions from Portfolios

(a) An investment advisory fee is deducted daily from each portfolio at an annual rate of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

(b) The expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio. The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown as follows:

--------------------------------------------------------------------------------
                                      ADVISORY          OTHER          TOTAL
                PORTFOLIO                FEE          EXPENSES       EXPENSES
--------------------------------------------------------------------------------
Conservative Balanced                   0.55%           0.01%          0.56%
Flexible Managed                        0.60%           0.02%          0.62%
--------------------------------------------------------------------------------




Monthly Deductions from Contract Fund

The following monthly charges are deducted proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) A sales charge, often called a sales load, is deducted to pay part of the costs Pruco Life incurs in selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium" which is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The deduction is made whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, this charge is somewhat less than (significantly less for Contracts with small face amounts) 6% of the annual Scheduled Premium.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described later under SURRENDER OR WITHDRAWAL CHARGES. During 1997, 1996 and 1995, Pruco Life received a total of approximately $3,998,082, $3,685,080, and $3,035,533, respectively, in sales load charges.

(b) A charge of not more than $0.01 per $1000 of face amount of insurance is made to compensate Pruco Life for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1997, 1996 and 1995, Pruco Life received a total of approximately $158,412, $147,942, and $120,813, respectively, for this risk charge.

(c) An administrative charge of $6 plus up to $0.19 per $1,000 per month of face amount of insurance is deducted each month. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 13, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in force pursuant to an option on lapse. During 1997, 1996 and 1995, Pruco Life received a total of approximately $8,726,448, $8,169,343, and $6,876,677, respectively, in monthly administrative charges.

(d) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Pruco Life to pay the death benefit for the few insureds who die. The maximum mortality charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Pruco Life may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See LAPSE AND REINSTATEMENT, page 17.

(e) If the Contract includes riders, Pruco Life deducts any charges applicable to those riders from the Contract Fund on each Monthly date. In addition, Pruco Life will deduct on each Monthly date any extra charge incurred because of the rating class of the insured.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. Pruco Life will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Daily Deduction from the Contract Fund

Each day a charge is deducted from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1997, 1996 and 1995, Pruco Life received a total of approximately $1,776,910, $1,391,951, and $976,867, respectively, in mortality and expense risk charges.

Surrender or Withdrawal Charges

(a) An additional sales load (the CDSL) is charged if a Contract is surrendered for its cash surrender value or lapses during the first 10 Contract years. It is not deducted from the death benefit if the insured should die during this period. This maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse during the first 5 Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the tenth anniversary. Other important limitations apply. They are described more fully in the Statement of Additional Information. The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              CUMULATIVE
                                                 CUMULATIVE                                                   TOTAL SALES
                         CUMULATIVE              SALES LOAD            CONTINGENT                               LOAD AS
 SURRENDER,              SCHEDULED                DEDUCTED              DEFERRED             TOTAL               PER-
LAST DAY OF               PREMIUMS                  FROM                  SALES              SALES            CENTAGE OF
  YEAR NO.                  PAID                  CONTRACT                LOAD               LOAD              SCHEDULED
                                                    FUND                                                       PREMIUMS
                                                                                                                 PAID
--------------------------------------------------------------------------------------------------------------------------
      1                  $  390.90                $ 18.24                $ 87.22            $105.46              26.98%
      2                     781.80                  36.48                 104.16             140.64              17.99%
      3                   1,172.70                  54.72                 121.10             175.82              14.99%
      4                   1,563.60                  72.96                 138.04             211.00              13.49%
      5                   1,954.50                  91.20                 146.55             237.75              12.16%
      6                   2,345.40                 109.44                 121.80             231.24               9.86%
      7                   2,736.30                 127.68                  91.40             219.08               8.01%
      8                   3,127.20                 145.92                  60.80             206.72               6.61%
      9                   3,518.10                 164.16                  30.40             194.56               5.53%
     10                   3,909.00                 182.40                   0.00             182.40               4.67%
--------------------------------------------------------------------------------------------------------------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) An administrative charge of $5 per $1,000 of face amount of insurance is deducted upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the tenth Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. During 1997, 1996 and 1995, Pruco Life received a total of approximately $295,205, $269,611, and $219,895, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Transaction Charges

An administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value of a Contract. This charge is described in more detail in the Statement of Additional Information.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be the date the first premium was paid and the Contract was delivered. Under certain circumstances, Pruco Life will permit a Contract to be back-dated but only to a date not earlier than 6 months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date since that will result in the use by Pruco Life of a lower issue age in determining the amount of the scheduled premium. Pruco Life will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made.

PREMIUMS

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about 3 weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 11. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

--------------------------------------------------------------------------------------------------
                              $10,000 FACE AMOUNT                        $20,000 FACE AMOUNT
                        -------------------------------------------------------------------------
                        PREFERRED             STANDARD             PREFERRED             STANDARD
--------------------------------------------------------------------------------------------------
 Male, age 35            $233.70              $274.01               $390.90              $ 471.52
   at issue
--------------------------------------------------------------------------------------------------
Female, age 45           $278.04              $308.53               $479.59              $ 540.57
   at issue
--------------------------------------------------------------------------------------------------
 Male, age 55            $450.96              $562.17               $825.43              $1047.86
   at issue
--------------------------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual scheduled premium for that Contract.

---------------------------------------------------------------------------------------------
                              $10,000 FACE AMOUNT                        $20,000 FACE AMOUNT
                         --------------------------------------------------------------------
                         MONTHLY               ANNUAL               MONTHLY           ANNUAL
---------------------------------------------------------------------------------------------
 Male, age 35            $22.43               $233.70               $36.59            $390.90
   at issue
---------------------------------------------------------------------------------------------
Female, age 45           $26.46               $278.04               $44.65            $479.59
   at issue
---------------------------------------------------------------------------------------------
 Male, age 55            $41.96               $450.96               $75.66            $825.43
   at issue
---------------------------------------------------------------------------------------------


A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. This may be done by making occasional unscheduled premium payments or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, payment of a Scheduled Premium need not be made if the Contract Fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 17. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract. If this happens, loans and other distributions which would otherwise not be taxable events will be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Pruco Life will generally accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

ALLOCATION OF PREMIUMS

On the Contract date, a $2 processing charge and the charge for taxes attributable to premiums are deducted from the initial premium. The remainder is allocated on the Contract date among the subaccount[s] or the fixed-rate option according to the desired allocation specified in the application form. From this invested portion of the initial premium, the first monthly deductions are made. See CONTRACT FEES AND CHARGES, page 10. The invested portion of any part of the initial premium in excess of the Scheduled Premium is placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. All subsequent premium payments, after the deduction from premiums, will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning the Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is in force as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 17), you may, up to four times in each Contract year, transfer amounts from one subaccount to the other subaccount or to the fixed-rate option. Currently you may make additional transfers with Pruco Life's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and should also change your allocation instructions regarding any future premiums.

Transfers between subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The valuation period is defined as the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. The request may be in terms of dollars, such as a request to transfer $1,000 from one subaccount to the other, or may be in terms of a percentage reallocation between subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on policies that are assigned, depending on the terms of the assignment. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option are subject to restrictions and may only be made with Pruco Life's consent. Transfers from the fixed-rate option to the subaccounts are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As previously stated, after the tenth Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 10. This amount is placed in the investment options designated by the owner. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

The death benefit will change from the outset with investment experience. The precise way in which that will occur is complicated and is described in the Statement of Additional Information. In general, and assuming the optional paid-up benefit is not in effect, see PAID-UP INSURANCE OPTION, on page 17, if the net investment performance is 4% per year or higher, the death benefit will increase; if it is below 4%, it will decrease. Pruco Life guarantees, however, that it will not decrease below the face amount of insurance. If unfavorable experience of that kind should occur, it must be offset by favorable experience before the death benefit begins to increase again.

If the Contract is kept in force for several years and if investment performance is relatively favorable, the Contract Fund value may grow to the point where, to meet certain provisions of the Internal Revenue Code which require that the death benefit always be greater than the Contract Fund value, the death benefit must be increased. The required difference between the death benefit and Contract Fund value is higher at younger ages than at older ages. A precise description is in the Statement of Additional Information.

CONTRACT LOANS

The owner may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to
(1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in force for a limited time. If you fail to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 20, and LAPSE AND REINSTATEMENT, page 17.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the subaccount[s] or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Consider the Contract issued on a 35 year old male insured illustrated in the table on page T2 with an 8% gross investment return. Assume a $1,500 loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $3,242.58. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.51% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

SURRENDER OF A CONTRACT

You may surrender a Contract for its cash surrender value while the insured is living. To surrender a Contract, you must deliver or mail it, together with a written request in a form that meets our needs, to a Home Office. The cash surrender value of a surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in the Home Office. We are currently allowing partial surrenders of Contracts, but we reserve the right to cancel this administrative practice. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

A Contract that has lapsed may be reinstated within 5 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if a Contract loan is taken. You will be told, if you ask, what the amount of the insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Variable reduced paid-up insurance has cash surrender and loan values.

Variable reduced paid-up insurance is the automatic option provided upon lapse, if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. Variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

What Happens If No Request Is Made? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If that is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur when there is a Contract debt outstanding when the Contract lapses.

PAID-UP INSURANCE OPTION

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor. Upon request, Pruco Life will quote the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than the quoted amount is received within two weeks of the quote. There is no guarantee if the remittance is received within the two week period and is less than the quoted amount or if the remittance is received outside the two week period. In this case, Pruco Life will add the remittance to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount is calculated below the face amount, the insured will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 20. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(SM) to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. You may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the Living Needs Benefit if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received.

Matters on which Contract owners may give voting instructions including the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of shares in a portfolio for which you may give instructions is determined by dividing the portion of your Contract Fund attributable to the portfolio, by the value of one share of the portfolio. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment manager of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance or fixed reduced paid-up insurance), you will be sent a statement that provides certain information pertinent to your own Contract. These statements show all transactions during the year that affected the value of your Contract Fund, including monthly changes attributable to investment experience. That statement will also show the current death benefit, cash surrender value, and loan values of your Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in both. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual or semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the inside front cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

The tax treatment of life insurance is complex and may change. Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. A more technical discussion of what follows is contained in the Statement of Additional Information.

Treatment as Life Insurance. Pruco Life believes that the Contract should qualify as "life insurance" under the Internal Revenue Code. This means that:
(1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludable from the gross income of the beneficiary under section 101(a) of the Code.

Although Pruco Life believes the Contract should qualify as "life insurance" for federal tax purposes, there are uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution received by an owner prior to an insured's death will depend upon whether the Contract is classified as a Modified Endowment Contract.

If the Contract is not classified as a Modified Endowment Contract, proceeds received in the event of a lapse, surrender of the Contract, or withdrawal of part of the cash surrender value will generally not be taxable unless the total amount received exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. In certain limited circumstances, all or a portion of a withdrawal during the first 15 contract years may be taxable even if total withdrawals do not exceed total premiums paid to date. The proceeds of any loan will be treated as indebtedness of the owner and will not be treated as taxable income.

If the Contract is classified as a Modified Endowment Contract, pre-death distributions, including loans and withdrawals (even those made during the 2 year period before the Contract became a Modified Endowment Contract), will be taxed first as investment income to the extent of gain in the Contract, and then as a return of the Contract owner's investment in the Contract. In addition, pre-death distributions (including full surrenders) will be subject to a penalty of 10% of the amount includible in income unless the amount is distributed on or after the owner reaches age 59 1/2, on account of the owner's disability, or as a life annuity.

A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or the face amount of insurance is decreased during the first seven Contract years, or if the face amount of insurance is increased or if a rider is added or removed from the Contract. You should consult with your tax advisor before making any of these policy changes.

Other Tax Consequences. There may be federal estate taxes and state and local estate and inheritance taxes payable if either the owner or the insured dies. The transfer or assignment of the Contract to a new owner may also have tax consequences. The individual situation of each Contract owner or beneficiary will be significant.

Withholding. The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes will be withheld or in certain other circumstances.

OTHER CONTRACT PROVISIONS

There are several other Contract provisions that are of less significance to you than those already described in detail either because they relate to options that you may choose under the Contract but are not likely to exercise for several years after you first purchase it or because they are of a routine nature not likely to influence your decision to buy the Contract. These provisions are summarized in the Expanded Table of Contents of the Statement of Additional Information, page 28 and described in greater detail in the Statement of Additional Information.

                    FURTHER INFORMATION ABOUT THE SERIES FUND

The Prudential Series Fund, Inc. (the "Series Fund") is a Maryland corporation organized on November 15, 1982. It is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Series Fund's management or its investment policies or practices.

The Series Fund is currently made up of fifteen separate portfolios, two of which, the Conservative Balanced and Flexible Managed Portfolios, are available to Contract owners. Each portfolio is, for many purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each portfolio. Each share of capital stock issued with respect to a portfolio has a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Series Fund. In other respects the Series Fund is treated as one entity. For example, the Series Fund has only one Board of Directors and owners of the shares of each portfolio are entitled to vote for members of the Board.

Shares in the Series Fund are currently sold and redeemed at the close of each business day, at their net asset value, determined in the manner described in the Statement of Additional Information, only to separate accounts of Prudential and its subsidiaries. They may, in the future, be sold to other insurers to fund benefits under variable life insurance and variable annuity contracts issued by those companies.

Prudential is the investment manager of the Series Fund. Prudential has entered into a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with the performance of its obligations under an Investment Advisory Agreement with the Series Fund. One of PIC's business groups is Prudential Investments. See INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 26.

                       INVESTMENT OBJECTIVES AND POLICIES
                                OF THE PORTFOLIOS

Each portfolio of the Series Fund has a different objective which it pursues through separate investment policies as described below. Since each portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. Those risks, as explained above, are borne by the Contract owner. The Series Fund may in the future establish other portfolios with different investment objectives.

The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected (which for this purpose and under the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares). The policies by which a portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Series Fund without the approval of the shareholders.

The investment objectives of both portfolios available to PRUVIDER Contract owners are set forth on page 3. For the sake of convenience, they are repeated here, followed in each case by a brief description of the policies of both portfolios. In some cases a fuller description of those policies is in the Statement of Additional Information. There is no guarantee that any of these objectives will be met.

BALANCED PORTFOLIOS

CONSERVATIVE BALANCED PORTFOLIO. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

      Asset Type                  Minimum        Normal          Maximum
      ----------                  -------        ------          -------
        Stocks                      15%            35%             50%
Bonds and Money Market              25%            65%             85%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income senior securities.

The bond portion of this portfolio will be invested primarily in securities with maturities of 2 to 10 years and ratings at the time of purchase within the four highest grades determined by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or a similar nationally-recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. A description of corporate bond ratings is contained in the Statement of Additional Information. Because of their shorter maturities, the value of the notes and bonds in this portfolio will be less sensitive to changes in interest rates than the longer-term bonds likely to be held in the Flexible Managed Portfolio. Thus, there will be less of a risk of loss of principal, but not as much of a likelihood for greater appreciation in value. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Conservative Balanced Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. See SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST in the Statement of Additional Information.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in nonUnited States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES on page 24.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when- issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under OPTIONS, FUTURES CONTRACTS AND SWAPS and SHORT SALES, beginning on page 25, and in detail in the Statement of Additional Information.

The Conservative Balanced Portfolio is managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director, Prudential Investments, has been lead portfolio manager of the Conservative Balanced Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team. Warren Spitz, Managing Director, Prudential Investments, has been the portfolio manager of the portfolio since 1995 and manages a portion of the portfolio's equity holdings. The balance of the portfolio's equity holdings are managed to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). Tony Rodriguez, Managing Director, Prudential Investments, has been the portfolio manager of the fixed income portion of the portfolio since 1993. Mr. Stumpp also supervises the team of portfolio managers for the Flexible Managed Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Mr. Spitz is also portfolio manager of the Prudential Equity Income Fund and the Equity Income and Flexible Managed Portfolios of the Series Fund. Mr. Rodriguez is also portfolio manager for the Prudential Structured Maturity Fund, Inc. and the Flexible Managed Portfolio of the Series Fund.

FLEXIBLE MANAGED PORTFOLIO. The objective of this portfolio is achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

To achieve this objective, the Flexible Managed Portfolio will follow a policy of maintaining a more aggressive asset mix among stocks, bonds and money market investments than the Conservative Balanced Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

 Asset Type                           Minimum           Normal           Maximum
 ----------                           -------           ------           -------
    Stocks                             25%                60%             100%
    Bonds                               0%                40%              75%
Money Market                            0%                 0%              75%

The portfolio manager may make short-run, and sometimes substantial, variations in the asset mix based upon its judgment about the expected returns and risks of the various investment categories. In varying the asset mix in accordance with these judgments, Prudential will also seek to take advantage of imbalances in fundamental values among the different markets.

The bond component of this portfolio is expected under normal circumstances to have a weighted average maturity of greater than 10 years. The values of bonds with longer maturities are generally more sensitive to changes in interest rates than those of shorter maturities. The bond portion of this portfolio will primarily be invested in securities that have a rating at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally-recognized rating service. A description of corporate bond ratings is contained in the Statement of Additional Information. However, up to 25% of the bond component of this portfolio may be invested in securities having ratings at the time of purchase of "BB," "Ba" or lower, or if not rated, of comparable quality in the opinion of the portfolio manager, also known as high risk securities. Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The established company common stock component of this portfolio will consist of the equity securities of major corporations that are believed to be in sound financial condition. In selecting stocks of smaller capitalization companies, the portfolio manager may invest in companies that show above average profitability (measured by return-on-equity, earnings, and dividend growth rates) with modest price/earnings ratios or alternatively, in companies whose stock is undervalued relative to other stocks in the market. The individual equity selections for this portfolio may have more volatile market values than the equity securities selected for the Conservative Balanced Portfolio. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. The money market portion of the portfolio will hold high quality money market instruments of the kind held by the Money Market Portfolio. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Flexible Managed Portfolio may invest, without limit, in high quality money market instruments of the kind held by the Money Market Portfolio. See SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST in the Statement of Additional Information.

To the extent permitted by applicable insurance law, this portfolio may invest up to 30% of its total assets in non-United States currency denominated debt and equity securities of foreign and U.S. issuers. The particular risks of investments in foreign securities are described under FOREIGN SECURITIES, below.

In addition, the portfolio may: (i) purchase and sell options on equity securities, debt securities, stock indices and foreign currencies; (ii) purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon; (iii) enter into forward foreign currency exchange contracts;
(iv) purchase securities on a when-issued or delayed delivery basis; (v) use interest rate swaps; and (vi) make short sales. These techniques are described briefly under OPTIONS, FUTURES CONTRACTS AND SWAPS and SHORT SALES, below, and in detail in the Statement of Additional Information.

The facts that this portfolio will invest in a mix of common stocks regarded as having higher risks than the mix of common stocks that will be purchased by the Conservative Balanced Portfolio; that it will invest in bonds with longer maturities; and that the "normal" mix for this portfolio will include a higher percentage of stocks all combine to mean that the risk of investing in this portfolio is relatively higher--to the extent that each of these factors results in greater risks--than the risk of investing in the Conservative Balanced Portfolio.

The Flexible Managed Portfolio is managed by a team of portfolio managers. Mark Stumpp, Senior Managing Director, Prudential Investments, has been lead portfolio manager of the Flexible Managed Portfolio since 1994 and is responsible for the overall asset allocation decisions. Mr. Stumpp has supervisory responsibility of the portfolio management team. Warren Spitz, Managing Director, Prudential Investments, manages a portion of the portfolio's equity holdings. The balance of the portfolio's equity holdings are managed to replicate the performance of the S&P 500 Index. Tony Rodriguez, Managing Director, Prudential Investments, has been the portfolio manager of the fixed income portion of the portfolio since 1993. Mr. Stumpp also supervises the team of portfolio managers for the Conservative Balanced Portfolio. Mr. Stumpp is also portfolio manager for several employee benefit trusts including The Prudential Retirement System for U.S. Employees and Special Agents. Prior to 1994, he was responsible for corporate pension asset management for Prudential Diversified Investment Strategies' corporate clients. Mr. Spitz has been portfolio manager of the equity portion of the Conservative Balanced Portfolio since 1995 and is also portfolio manager of the Prudential Equity Income Fund and the Equity Income Portfolio of the Series Fund. Mr. Rodriguez is also portfolio manager for the Prudential Structured Maturity Fund, Inc., and the Conservative Balanced Portfolio of the Series Fund.

FOREIGN SECURITIES

The bond components of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 20% of their assets in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or domestic issuers. Securities issued outside the United States and not publicly traded in the United States, as well as American Depository Receipts ("ADRs") and securities denominated in a foreign currency are referred to collectively in this prospectus as "foreign securities."

ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers.

Foreign securities involve risks of political and economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in United States currency, the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than domestic securities. Under certain market conditions, foreign securities may be less liquid than domestic securities. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. If the security is denominated in foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a portfolio to obtain or to enforce a judgment against the issuers of such securities. See FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS in the Statement of Additional Information.

RISK FACTORS RELATING TO INVESTING IN FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE

The Conservative Balanced and Flexible Managed Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The value of the fixed income securities in the portfolio will be directly impacted by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. Prudential considers both credit risk and market risk in selecting securities for the portfolio. By holding a diversified selection of such securities, the portfolio seeks to reduce this volatility.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, Prudential could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities therefore may be less than the prices used in calculating the portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Series Fund's Board of Directors using a method that, in the good faith belief of the Board, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Board's judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for high yield/high risk securities. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

OPTIONS, FUTURES CONTRACTS AND SWAPS

The description of the portfolios' investment policies also state whether they will invest in what are sometimes called derivative securities. These include options (which may be to buy or sell equity securities, debt securities, stock indices, foreign currencies and stock index futures contracts); futures contracts on interest bearing securities, stock and interest rate indices, and foreign currencies; and interest rate swaps. These investments have not in the past represented more than a very minor part of the investments of any portfolio but may increase in the future.

A call option gives the owner the right to buy and a put option the right to sell a designated security or index at a predetermined price for a given period of time. They will be used primarily to hedge or minimize fluctuations in the principal value of a portfolio or to generate additional income. They involve risks which differ, depending upon the particular option. But they often offer an attractive alternative to the purchase or sale of the related security.

Futures contracts represent a contractual obligation to buy or sell a designated security or index within a stated period. They can be used as a hedge against or to minimize fluctuations of a portfolio or as an efficient way of establishing certain positions more quickly than direct purchase of the securities. They involve risks of various kinds, all of which could result in losses rather than in achieving the intended objective of any particular purchase.

Because options, futures and swaps are now used to such a limited extent, a full description of these investments and the risks associated with them is in the Statement of Additional Information.

SHORT SALES

The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any fee or interest paid in connection with the short sale.

REPURCHASE AGREEMENTS

The portfolios may enter into repurchase agreements, subject to each portfolio's investment limit in short-term debt obligations, whereby the seller of a security agrees to repurchase that security from the portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the portfolio's money is invested in the repurchase agreement. The repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the portfolio may incur a loss. Both portfolios participate in a joint repurchase account pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the portfolios may be aggregated and invested in one or more repurchase agreements. Each portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use reverse repurchase agreements and dollar rolls. The money market portion of these portfolios may use reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a portfolio with an agreement by the portfolio to repurchase the same securities at an agreed upon price and date. During the reverse repurchase period, the portfolio often continues to receive principal and interest payments on the sold securities. The terms of each agreement reflect a rate of interest for use of the funds for the period, and thus these agreements have the characteristics of borrowing by the portfolio. Dollar rolls involve sales by a portfolio of securities for delivery in the current month with a simultaneous contract to repurchase substantially similar securities (same type and coupon) from the same party at an agreed upon price and date. During the roll period, the portfolio forgoes principal and interest paid on the securities. A portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid unencumbered assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the portfolio may decline below the price of the securities the portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the portfolio's obligation to repurchase the securities. No portfolio will obligate more than 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

LOANS OF PORTFOLIO SECURITIES

Both of the portfolios may from time to time lend the securities they hold to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government Securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities, while receiving a fee from the borrower or earning interest on the investment of the cash collateral.

There is a slight risk that the borrower may become insolvent, which might delay carrying out a decision to sell the loaned security. This risk can be minimized by careful selection of borrowers and requiring and monitoring the adequacy of capital. No loans will be made to any broker affiliated with Prudential.

                      INVESTMENT RESTRICTIONS APPLICABLE TO
                                 THE PORTFOLIOS

The Series Fund is subject to certain investment restrictions which are fundamental to the operations of the Series Fund and may not be changed except with the approval of a majority vote of the persons participating in the affected portfolio.

The investments of the various portfolios are generally subject to certain additional restrictions under state laws. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

A detailed discussion of investment restrictions applicable to the Series Fund is in the Statement of Additional Information.

                     INVESTMENT MANAGEMENT ARRANGEMENTS AND
                                    EXPENSES

The Series Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. Prudential manages the assets that it owns as well as those of various separate accounts established by Prudential and those held by other investment companies for which it acts as investment manager.

Prudential manages the assets that it owns as well as those of various separate accounts established by Prudential and those held by other investment companies for which it acts as investment manager. Total assets under management as of December 31, 1997 were over $370.4 billion which includes over $251.6 billion owned by Prudential and approximately $118.8 billion of external assets under Prudential's management.

Subject to Prudential's supervision, substantially all of the investment advisory services provided to the Series Fund by Prudential with respect to the Conservative Balanced and Flexible Managed Portfolios, are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between Prudential and PIC which provides that a portion of the fee received by Prudential for providing investment advisory services will be paid to PIC. PIC is registered as an investment advisor under the Investment Advisers Act of 1940.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio. It is set forth on page 10. Further information about the investment management arrangements and the expenses of the Series Fund is in the Statement of Additional Information.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

Prudential is responsible for decisions to buy and sell securities for the portfolios, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

An affiliated broker may be employed to execute brokerage transactions on behalf of the portfolios, as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Series Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal. Additional information about portfolio brokerage and related transactions is in the Statement of Additional Information.

                                STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

                                     EXPERTS

The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31,1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

                                   LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

                              YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Pruco Life and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, Pruco Life and Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.

                   EXPANDED TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION

Included in the registration statements for the Contracts and the Series Fund is a Statement of Additional Information which is available without charge by writing to Pruco Life at 213 Washington Street, Newark, New Jersey 07102-2992. The following table of contents of that Statement provides a brief summary of what is included in each section.

I.      MORE DETAILED INFORMATION ABOUT THE CONTRACT.

        SALES LOAD UPON SURRENDER. A description is given of exactly how Pruco Life determines the amount of the part of the sales load that is imposed only upon surrenders or withdrawals during the first 10 Contract years.

        REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS. Where the Contract is sold at the same time to several individuals who are members of an associated class and Pruco Life's expenses will be reduced, some of the charges under those Contracts may be reduced.

        PAYING PREMIUMS BY PAYROLL DEDUCTION. Your employer may pay monthly premiums for you with deductions from your salary.

        UNISEX PREMIUMS AND BENEFITS. In some states and under certain circumstances, premiums and benefits will not vary with the sex of the insured.

        HOW THE DEATH BENEFIT WILL VARY. A description is given of exactly how the death benefit may increase to satisfy Internal Revenue Code requirements.

        WITHDRAWAL OF EXCESS CASH SURRENDER VALUE. If the Contract Fund value is high enough you may be able to withdraw part of the cash surrender value while keeping the Contract in effect. There will be a transaction charge. The death benefit will change. There may be tax consequences. You should consult your Pruco Life representative to discuss whether a withdrawal or a loan is preferable.

        TAX TREATMENT OF CONTRACT BENEFITS. A fuller account is provided of how Contract owners may be affected by federal income taxes.

        SALE OF THE CONTRACT AND SALES COMMISSIONS. The Contract is sold primarily by agents of Prudential who are also registered representatives of one of its subsidiaries, Pruco Securities Corporation, a broker and dealer registered under the Securities and Exchange Act of 1934. Generally, selling agents receive a commission of 50% of the Scheduled Premium in the first year, no more than 6% of the Scheduled Premiums for the second through tenth years and smaller commissions thereafter.

        RIDERS. Various extra fixed-benefits may be obtained for an extra premium. They are described in what are known as "riders" to the Contract.

        OTHER STANDARD CONTRACT PROVISIONS. The Contract contains several provisions commonly included in all life insurance policies. They include provisions relating to beneficiaries, misstatement of age or sex, suicide, assignment, incontestability, and settlement options.

II.     INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.
                 General
                 Convertible Securities
                 Loan Participations
                 Warrants
                 Options and Futures
                 When-Issued and Delayed Delivery Securities
                 Short Sales
                 Short Sales Against the Box
                 Interest Rate Swaps
                 Loans of Portfolio Securities
                 Illiquid Securities
                 Forward Foreign Currency Exchange Contracts

        A more detailed description is given of these investments and the policies of these portfolios.

III.    INVESTMENT RESTRICTIONS.

        There are many restrictions upon the investments the portfolios may make and the practices in which they may engage; these are fundamental, meaning they may not be changed without Contract owner approval.

IV.     INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES.

        A fuller description than that in the prospectus is given.

V.      PORTFOLIO TRANSACTIONS AND BROKERAGE.

        A description is given of how securities transactions are effected and how Prudential selects the brokers.

VI.     DETERMINATION OF NET ASSET VALUE.

        A full description is given of how the daily net asset value of each portfolio is determined.

VII.    SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST.

        A full description is given.

VIII.   DEBT RATINGS.

        A description is given of how Moody's Investors Services, Inc. and Standard & Poor's Ratings Services describe the creditworthiness of debt securities.

IX.     POSSIBLE REPLACEMENT OF THE SERIES FUND.

        Although it is most unlikely, it is conceivable that Pruco Life might wish to replace the Series Fund portfolios with other investment options. SEC approval will be needed.

X.      OTHER INFORMATION CONCERNING THE SERIES FUND.

                 Incorporation and Authorized Stock
                 Dividends, Distributions and Taxes
                 Custodian, Transfer Agent, and Dividend Disbursing Agent Year 2000

                 Experts
                 License

        More detail is provided about these matters.

XI.     DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND.

        The names and recent affiliations of Pruco Life's directors and executive officers are given. The same information is given for the Series Fund.

XII.    FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.

XIII.   THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus and the Statement of Additional Information do not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and subsidiaries which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts. The financial statements of the Series Fund are in the Statement of Additional Information.

                             FINANCIAL STATEMENTS OF
               PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997

                                                            SUBACCOUNTS
                                                   ---------------------------
                                                     FLEXIBLE     CONSERVATIVE
                                                     MANAGED        BALANCED
                                                   ------------   ------------
ASSETS
   Investment in shares of The Prudential Series
   Fund, Inc.
     Portfolios at net asset value [Note 3] ....   $108,801,658   $103,787,488
   Receivable from Pruco Life Insurance Company
   [Note 2] ....................................         67,000         70,991
                                                   ------------   ------------
     Net Assets ................................   $108,868,658   $103,858,479
                                                   ============   ============

NET ASSETS, representing:
   Equity of Contract owners ...................   $108,868,658   $103,858,479
                                                   ============   ============

STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                            SUBACCOUNTS
                                                   ---------------------------
                                                       FLEXIBLE   CONSERVATIVE
                                                       MANAGED      BALANCED
                                                   ------------   ------------

INVESTMENT INCOME
   Dividend distributions received ..............   $  3,045,029  $  4,605,400

EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk [Note 5A] ..        890,696       886,214
                                                   -------------  -------------

NET INVESTMENT INCOME ...........................      2,154,333     3,719,186
                                                   -------------  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received .........     16,205,801    11,137,278
   Realized gain on shares redeemed
     [average cost basis] .......................        130,940       212,244
   Net change in unrealized (loss) on investments     (3,235,860)   (3,623,420)
                                                   -------------  -------------

NET GAIN ON INVESTMENTS .........................     13,100,881     7,726,102
                                                   -------------  -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ....................   $ 15,255,214  $ 11,445,288
                                                   =============  =============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A3 THROUGH A5
                                       A1

                             FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997,  1996 and 1995

                                                                                        SUBACCOUNTS
                                                       ----------------------------------------------------------------------------
                                                                     FLEXIBLE                             CONSERVATIVE
                                                                     MANAGED                                BALANCED
                                                       ------------------------------------  --------------------------------------
                                                         1997         1996          1995          1997         1996         1995
                                                       ----------   ----------   ----------  ------------  -----------  -----------
OPERATIONS:
   Net investment income............................   $2,154,333   $1,773,662   $1,286,436    $3,719,186   $2,785,827   $2,140,247
   Capital gains distributions received.............   16,205,801    8,045,666    2,529,393    11,137,278    5,586,889    2,376,572
   Realized gain on shares redeemed
     [average cost basis]...........................      130,940            0            0       212,244        3,248            0
   Net change in unrealized gain (loss) on
     investments....................................   (3,235,860)    (782,631)   6,464,304    (3,623,420)     771,969    4,408,774
                                                     ------------  -----------  -----------  ------------  -----------  -----------

NET INCREASE  IN NET ASSETS
   RESULTING FROM OPERATIONS........................   15,255,214    9,036,697   10,280,133    11,445,288    9,147,933    8,925,593
                                                     ------------  -----------  -----------  ------------  -----------  -----------

NET INCREASE IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7].........................................    6,605,926   16,291,683   13,702,273       427,926   12,500,355   13,523,927
                                                     ------------  -----------  -----------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM EQUITY TRANSFERS
   [Note 8].........................................     (328,229)     302,045     (910,613)     (322,721)     285,561     (963,325)
                                                     ------------  -----------  -----------  ------------  -----------  -----------

TOTAL INCREASE IN NET ASSETS........................   21,532,911   25,630,425   23,071,793    11,550,493   21,933,849   21,486,195

NET ASSETS:
   Beginning of year...............................    87,335,747   61,705,322   38,633,529    92,307,986   70,374,137   48,887,942
                                                     ------------  -----------  -----------  ------------  -----------  -----------
   End of year.....................................  $108,868,658  $87,335,747  $61,705,322  $103,858,479  $92,307,986  $70,374,137
                                                     ============  ===========  ===========  ============  ===========  ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A3 THROUGH A5
                                       A2

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

NOTE 1:    GENERAL

           Pruco Life PRUvider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are two subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The  investments in shares of the Series Fund are stated
           -----------
           at the net asset value of the respective portfolio.

           Security   Transactions--Realized   gains  and  losses  on   security
           -----------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions   Received--Dividend  and  capital  gain  distributions
           ------------------------
           received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity  of Pruco  Life  Insurance  Company--Pruco  Life  maintains  a
           ------------------------------------------
           position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                       A3

NOTE 3:    INVESTMENT   INFORMATION   FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
           PORTFOLIOS

           The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                      PORTFOLIOS
                             ---------------------------
                               FLEXIBLE     CONSERVATIVE
                               MANAGED        BALANCED
                             ------------   ------------

Number of Shares:               6,296,287      6,932,930
Net asset value per share:   $   17.28029   $   14.97022
Cost:                        $109,239,908   $104,868,420

NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                   SUBACCOUNTS
                                   -----------------------------------
                                          FLEXIBLE        CONSERVATIVE
                                          MANAGED           BALANCED
                                   -----------------------------------
Contract Owner Units Outstanding     36,300,321.680     41,809,466.917
Unit Value .....................   $        2.99911    $       2.48409
                                   ----------------    ---------------
TOTAL CONTRACT OWNER EQUITY ...    $    108,868,658    $   103,858,479
                                   ================    ===============


NOTE 5:    CHARGES AND EXPENSES

           A.  Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of Contract owners held in each subaccount. Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Pruco Life was $1,776,910.

           B.  Deferred Sales Charge

               Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges paid to Pruco Life was $ 295,205.

           C.  Cost of Insurance Charges

               Contract owner contributions are applied to the Account net of the following charges: transaction costs, premium taxes, sales loads, administrative charges, and death benefit risk charges. During 1997, Pruco Life received a total of $1,239,689, $1,668,969, $3,998,082, $8,726,448 and $158,412, respectively, for these charges.

NOTE 6:    TAXES

           Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A4

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

           The following amounts represent Contract owner activity components for the year ended December 31, 1997:

                                                                 SUBACCOUNTS
                                                          ----------------------------
                                                            FLEXIBLE      CONSERVATIVE
                                                             MANAGED        BALANCED
                                                          -------------   -------------
Contract Owner Net Payments ...........................   $ 26,737,492    $ 19,001,987
Policy Loans ..........................................   $   (912,970)   $   (704,562)
Policy Loan Repayment and Interest ....................   $    390,085    $    350,979
Surrenders, Withdrawals, and Death Benefits ...........   $ (6,402,537)   $ (6,555,299)
Net Transfers From (To) Other Subaccounts or Fixed Rate
     Options ..........................................   $    567,479    $   (476,329)
Administrative and Other Charges ......................   $(13,773,623)   $(11,188,850)


NOTE 8:   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

          The increase (decrease) in net assets resulting from equity transfers represents the net contributions (withdrawals) of Pruco Life to the Account.

NOTE 9: UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and December 31, 1996 were as follows:

                                                                             SUBACCOUNTS
                                               ----------------------------------------------------------------------
                                                          FLEXIBLE                           CONSERVATIVE
                                                          MANAGED                              BALANCED
                                               --------------------------------      -------------------------------
                                                   1997               1996               1997              1996
                                               --------------    --------------      --------------  ----------------

Contract Owner Contributions:                  9,998,784.494     14,116,349.476      8,324,435.867   13,901,186.920
Contract Owner Redemptions:                   (7,621,394.910)    (7,281,504.623)    (8,122,803.908)  (7,840,673.413)


NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
           investments in the Series Fund were as follows:

                                                           PORTFOLIOS
                                             ----------------------------------
                                                  FLEXIBLE        CONSERVATIVE
                                                  MANAGED           BALANCED
                                             ----------------   ---------------
For the year ended December 31, 1997:
Purchases..................................   $   6,505,000     $   2,017,000
Sales......................................   $  (1,185,000)    $  (2,869,000)


                                       A5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life PRUvider Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Flexible Managed and Conservative Balanced) of the Pruco Life PRUvider Variable Appreciable Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                       A6

                          INDEPENDENT AUDITORS' REPORT

To the Contract Owners of
Pruco Life PRUvider Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying statements of changes in net assets of Pruco Life PRUvider Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Flexible Managed and Conservative Balanced subaccounts) for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life PRUvider Variable Appreciable Account for the year ended December 31, 1995 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A7

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  1997                   1996
                                                                             -----------------      -----------------

ASSETS
Fixed maturities
  Available for sale, at fair value (amortized cost, 1997: $2,526,554;
    1996: $2,210,150)                                                           $ 2,563,852            $ 2,236,817
  Held to maturity, at amortized cost (fair value, 1997: $350,056; 1996:
    $416,102)                                                                       338,848                405,731
Equity securities - available for sale, at fair value (cost, 1997: $1,289;
  1996: $3,626)                                                                       1,982                  3,748
Mortgage loans on real estate                                                        22,787                 46,915
Policy loans                                                                        703,955                639,782
Short-term investments                                                              316,355                169,830
Other long-term investments                                                           1,317                  4,528
                                                                             -----------------      -----------------
      Total investments                                                           3,949,096              3,507,351

Cash                                                                                 71,358                 73,766
Deferred policy acquisition costs                                                   655,242                633,159
Accrued investment income                                                            67,000                 62,110
Income taxes receivable                                                                   -                  7,191
Reinsurance recoverable on unpaid losses                                             25,882                 27,014
Other assets                                                                         60,810                 62,924
Separate Account assets                                                           8,022,079              5,336,851
                                                                             -----------------      -----------------
TOTAL ASSETS                                                                    $12,851,467             $9,710,366
                                                                             =================      =================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                 $ 2,282,191            $ 2,188,862
Future policy benefits and other policyholder liabilities                           570,729                557,351
Cash collateral for loaned securities                                               143,421                      -
Income taxes payable                                                                 71,703                      -
Deferred income tax liability                                                       138,483                148,960
Payable to affiliate                                                                 70,375                 49,828
Other liabilities                                                                   120,260                 88,930
Separate Account liabilities                                                      7,948,788              5,277,454
                                                                             -----------------      -----------------
TOTAL LIABILITIES                                                                11,345,950              8,311,385
                                                                             -----------------      -----------------
CONTINGENCIES - (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding at
  December 31, 1997 and 1996                                                          2,500                  2,500
Paid-in-capital                                                                     439,582                439,582
Retained earnings                                                                 1,050,871                944,497
Net unrealized investment gains                                                      17,129                 14,104
Foreign currency translation adjustments                                             (4,565)                (1,702)
                                                                             -----------------      -----------------
TOTAL STOCKHOLDER'S EQUITY                                                        1,505,517              1,398,981
                                                                             -----------------      -----------------
TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                                          $12,851,467             $9,710,366
                                                                             =================      =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                  1997                 1996                 1995
                                                            -----------------    -----------------    -----------------
REVENUES

Premiums                                                          $   49,496           $   51,525          $    42,089
Policy charges and fee income                                        330,292              324,976              319,012
Net investment income                                                259,634              247,328              246,618
Realized investment gains, net                                        10,974               10,835               13,200
Other income                                                          33,801               20,818               26,986
                                                            -----------------    -----------------    -----------------

TOTAL REVENUES                                                       684,197              655,482              647,905
                                                            -----------------    -----------------    -----------------
BENEFITS AND EXPENSES

Policyholders' benefits                                              179,419              186,873              153,987
Interest credited to policyholders' account balances                 110,815              118,246              126,926
General, administrative and other expenses                           225,721              122,006              134,790
                                                            -----------------    -----------------    -----------------

TOTAL BENEFITS AND EXPENSES                                          515,955              427,125              415,703
                                                            -----------------    -----------------    -----------------

Income from operations before income taxes                           168,242              228,357              232,202
                                                            -----------------    -----------------    -----------------

Income taxes
     Current                                                          73,326               60,196               67,014
     Deferred                                                        (11,458)              18,939               12,544
                                                            -----------------    -----------------    -----------------

Total income taxes                                                    61,868               79,135               79,558
                                                            -----------------    -----------------    -----------------

NET INCOME                                                        $  106,374           $  149,222           $  152,644
                                                            =================    =================    =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                              NET        FOREIGN
                                                                           UNREALIZED    CURRENCY       TOTAL
                                    COMMON       PAID-IN-     RETAINED     INVESTMENT   TRANSLATION STOCKHOLDER'S
                                    STOCK        CAPITAL      EARNINGS        GAINS     ADJUSTMENTS     EQUITY
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, JANUARY 1, 1995         $   2,500      $ 439,582    $  642,631    $(41,761)    $      650     $1,043,602


      Net income                        --             --       152,644          --             --        152,644

      Change in foreign
        currency translation
        adjustments                     --             --            --           --        (1,870)        (1,870)

      Change in net
        unrealized
        investment gains                --             --            --      73,817             --         73,817
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1995           2,500        439,582       795,275      32,056         (1,220)     1,268,193

      Net income                        --             --       149,222          --             --        149,222

      Change in foreign
        currency translation
        adjustments                     --             --            --          --           (482)          (482)

      Change in net
        unrealized
        investment gains                --             --            --     (17,952)            --        (17,952)
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1996           2,500        439,582       944,497      14,104         (1,702)     1,398,981

      Net income                        --             --       106,374          --             --        106,374

      Change in foreign
        currency translation
        adjustments                     --             --            --          --         (2,863)        (2,863)

      Change in net
        unrealized
        investment gains                --             --            --       3,025             --          3,025
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1997       $   2,500      $ 439,582    $1,050,871    $ 17,129    $    (4,565)    $1,505,517

                                ============= ============= ============= ============= =========== =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                               1997             1996         1995
                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $ 106,374        $ 149,222   $ 152,644
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                            (40,783)         (50,286)    (56,637)
     Interest credited to policyholders' account balances                     110,815          118,246     126,926
     Net increase in Separate Accounts                                        (13,894)         (38,025)     (3,520)
     Realized investment gains, net                                           (10,974)         (10,835)    (13,200)
     Amortization and other non-cash items                                     (5,525)          26,709      (8,106)
     Change in:
         Future policy benefits and other policyholders' liabilities           13,378           56,151      22,877
         Accrued investment income                                             (4,890)          (2,248)       (480)
         Payable to affiliate                                                  20,547           16,519      10,569
         Policy loans                                                         (64,173)         (70,509)    (75,411)
         Deferred policy acquisition costs                                    (22,083)         (66,183)     31,318
         Income taxes payable/receivable                                       78,894             (816)     12,031
         Reinsurance recoverable on unpaid losses                               1,132              900         750
         Deferred income tax liability                                        (10,477)           7,912      30,779
         Other, net                                                            34,094            7,564     (76,702)

                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                          192,435          144,321     153,838
                                                                          --------------- -------------- ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
       Fixed maturities:
           Available for sale                                               2,828,665        3,886,254   1,886,687
           Held to maturity                                                   138,626          138,127     144,898
         Equity securities                                                      6,939            7,527       5,557
         Mortgage loans on real estate                                         24,925           19,226       7,395
         Other long-term investments                                            3,276              288       1,559
         Investment real estate                                                    --            4,488       2,926
     Payments for the purchase of:
         Fixed maturities:
           Available for sale                                              (3,141,785)      (4,008,810) (1,741,139)
           Held to maturity                                                   (70,532)        (114,494)   (135,092)
         Equity securities                                                     (4,594)          (4,697)     (4,279)
         Other long-term investments                                              (51)            (657)     (1,674)
     Cash collateral for loaned securities, net                               143,421               --          --
     Short-term investments, net                                             (147,030)          58,186     (36,482)
                                                                          --------------- -------------- ------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                               (218,140)         (14,562)    130,356
                                                                          --------------- -------------- ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
       Deposits                                                             2,099,600          536,370      95,039
       Withdrawals                                                         (2,076,303)        (633,798)   (365,578)
                                                                          --------------- -------------- ------------
CASH FLOWS FROM (USED IN)FINANCING ACTIVITIES                                  23,297          (97,428)   (270,539)
                                                                          --------------- -------------- ------------
     Net (decrease) increase in Cash                                           (2,408)          32,331      13,655
     Cash, beginning of year                                                   73,766           41,435      27,780
                                                                          --------------- -------------- ------------
CASH, END OF YEAR                                                           $  71,358        $  73,766    $ 41,435
                                                                          =============== ============== ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes (received) paid                                          $  (7,904)       $  61,760    $ 53,107
                                                                          =============== ============== ============



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable life insurance, variable annuities, and deferred annuities (the Contracts) in all states except New York, the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licenced to sell individual life insurance and deferred annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1977 and at this time will not be issuing new business.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The consolidated financial statements include the accounts of the Company, a stock life insurance company, and its subsidiaries. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in separate component of equity, "Net unrealized investment gains."

MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand, amounts due from banks, and money market instruments.

DEFERRED POLICY ACQUISITION COSTS
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $149,851 thousand, $9,309 thousand, and $54,371 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 11.0%. The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using interest rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience. Reserves for business in the Company's Taiwan branch are generally calculated using interest rates ranging from 6.25% to 7.5% and the 1989 Taiwan Standard Ordinary Experience Mortality table with modifications.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 3.15% to 7.9%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest-sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Assets and liabilities of the Taiwan branch reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company and its subsidiaries are members of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                              1997
                                            ----------------------------------------------------------------------
                                                                   Gross             Gross
                                               Amortized         Unrealized       Unrealized      Estimated Fair
                                                  Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                        (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $  177,691        $    1,231       $       20        $  178,902

Foreign government bonds                              83,889             1,118               19            84,988

Corporate securities                               2,263,898            36,857            2,017         2,298,738

Mortgage-backed securities                             1,076               180               32             1,224
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,526,554        $   39,386       $    2,088        $2,563,852
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    1,289        $      802       $      109        $    1,982
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  338,848        $   11,427       $      219        $  350,056
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  338,848        $   11,427       $      219        $  350,056
                                            ==================  =================  ==============  ===============

                                                                              1996
                                            ----------------------------------------------------------------------
                                                                     Gross            Gross
                                                 Amortized        Unrealized        Unrealized     Estimated Fair
                                                    Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                         (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $   32,055        $       30       $      174        $   31,911

Foreign government bonds                              90,447               857              205            91,099

Corporate securities                               2,087,250            30,365            4,206         2,113,409

Mortgage-backed securities                               398                --               --               398
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,210,150      $     31,252       $    4,585        $2,236,817
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    3,626      $        819       $      697        $    3,748
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  405,731      $     10,947       $      576        $  416,102
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  405,731      $     10,947       $      576        $  416,102
                                            ==================  =================  ==============  ===============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1997, are shown below:

                                                AVAILABLE FOR SALE                         HELD TO MATURITY
                                        ----------------------------------        -----------------------------------
                                                              ESTIMATED                                 ESTIMATED
                                                                 FAIR                                      FAIR
                                          AMORTIZED COST        VALUE               AMORTIZED COST        VALUE
                                        ----------------- ----------------        ----------------- -----------------
                                                  (In Thousands)                            (In Thousands)

Due in one year or less                     $   29,759       $   29,731               $   13,736        $   13,838

Due after one year through five years        1,738,532        1,758,946                  204,298           212,050

Due after five years through ten years         555,194          567,928                   98,192           101,143

Due after ten years                            201,993          206,023                   22,622            23,025

Mortgage-backed securities                       1,076            1,224                       --                --
                                        ----------------- ----------------        ----------------- -----------------
Total                                       $2,526,554       $2,563,852               $  338,848        $  350,056
                                        ================= ================        ================= =================

Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $2,796,306 thousand, $3,667,062 thousand, and $1,807,584 thousand, respectively. Gross gains of $18,635 thousand, $22,078 thousand, and $25,909 thousand and gross losses of $7,990 thousand, $17,718 thousand, and $13,907 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from the maturity of fixed maturities available for sale during 1997, 1996, and 1995 were $32,359 thousand, $219,192 thousand, and $79,103 thousand, respectively. During the years ended December 31, 1997, 1996 and 1995, there were no securities classified as held to maturity that were sold.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by rating agency equivalent as of December 31, 1997:


                                   AVAILABLE FOR SALE                   HELD TO MATURITY
                           --------------------------------       -------------------------------

                              AMORTIZED    ESTIMATED FAIR            AMORTIZED    ESTIMATED FAIR
                                 COST          VALUE                    COST          VALUE
                           --------------- ----------------       --------------- ---------------
                                    (In Thousands)                        (In Thousands)

       AAA/AA/A             $ 1,319,527      $ 1,334,823           $   187,692     $   194,797

       BBB                    1,047,203        1,062,641               128,481         131,820

       BB                        80,136           83,293                20,540          21,264

       B                         73,717           76,781                 2,132           2,172

       CCC or lower               5,943            6,288                    --              --

       In or near default            28               26                     3               3
                           --------------- ----------------       --------------- ---------------

            Total           $ 2,526,554      $ 2,563,852           $   338,848     $   350,056
                           =============== ================       =============== ===============

The NAIC rates certain public and private placement securities as "in or near default" if they are currently non-performing or believed subject to default in the near term. The Company's holdings of these securities, in the aggregate, comprised less than 1% of total invested assets at December 31, 1997 and 1996.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE
The Company's mortgage loans were collateralized by the following property types at December 31,

                                      1997                         1996
                             ----------------------      -----------------------

                                               (In Thousands)

Office buildings                $   4,607      20%          $  18,497       39%

Retail stores                       8,090      35%              8,731       19%

Apartment complexes                 6,080      27%             11,771       25%

Industrial buildings                4,010      18%              7,916       17%

                             ----------------------      -----------------------
      Net carrying value        $  22,787     100%          $  46,915      100%
                             ======================      =======================


The mortgage loans are geographically dispersed throughout the United States with the largest concentrations in Washington (29%) and Pennsylvania (27%).

SPECIAL DEPOSITS
Fixed maturities of $8,302 thousand and $8,744 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

OTHER LONG-TERM INVESTMENTS
The Company's "Other long-term investments" of $1,317 thousand and $4,528 thousand as of December 31, 1997 and 1996, respectively, are comprised of non-real estate related interests. The Company's share of net income from these entities is $2,158 thousand, $1,434 thousand and $345 thousand for the years ended December 31, 1997, 1996 and 1995, respectively, and is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                     1997              1996               1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $ 161,140         $ 152,445         $ 160,740
  Fixed maturities - held to maturity                    26,936            33,419            33,458
  Equity securities                                          76                44               104
  Mortgage loans on real estate                           2,585             5,669             7,757
  Investment real estate                                      -               613               647
  Policy loans                                           37,398            33,449            29,775
  Short-term investments                                 22,011            16,780            15,092
  Other                                                  14,920             9,438             3,949
                                               ----------------- ----------------- -----------------
  Gross investment income                               265,066           251,857           251,522
    Less: investment expenses                            (5,432)           (4,529)           (4,904)
                                               ----------------- ----------------- -----------------
  Net investment income                               $ 259,634         $ 247,328         $ 246,618
                                               ================= ================= =================



REALIZED INVESTMENT GAINS ,NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $   9,039         $   9,036         $  11,359
  Fixed maturities - held to maturity                       821                 -                 -
  Equity securities                                           8               781             2,020
  Mortgage loans on real estate                             797             1,677               (90)
  Investment real estate                                      -               487               (99)
  Other                                                     309            (1,146)               10
                                               ----------------- ----------------- -----------------

  Realized investment gains, net                      $  10,974         $  10,835         $  13,200
                                               ================= ================= =================


NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

   Balance, beginning of year                         $  14,104         $  32,056         $ (41,761)
   Changes in unrealized investment gains
      (losses) attributable to:
     Fixed maturities                                    10,631           (43,853)          110,932
     Equity securities                                      571             1,403                68
     Participating group annuity contracts                1,292            (3,855)            5,092
     Deferred policy acquisition costs                   (8,412)           17,321           (25,214)
     Deferred federal income taxes                       (1,057)           11,032           (17,061)
                                               ----------------- ----------------- -----------------
   Balance, end of year                               $  17,129         $  14,104         $  32,056
                                               ================= ================= =================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  ---------------------
                                                                              (In Thousands)
     Current tax expense:
        U.S.                                                  $71,989                $59,489                $65,131
        State and local                                         1,337                    703                  1,876
        Foreign                                                    --                      4                      7
                                                   ---------------------  ---------------------  ---------------------
        Total                                                  73,326                 60,196                 67,014
                                                   ---------------------  ---------------------  ---------------------

     Deferred tax (benefit) expense:
        U.S.                                                  (11,458)                18,413                 12,196
        State and local                                            --                    526                    348
                                                   ---------------------  ---------------------  ---------------------
        Total                                                 (11,458)                18,939                 12,544
                                                   ---------------------  ---------------------  ---------------------

      Total income tax expense                                $61,868                $79,135                $79,558
                                                   =====================  =====================  =====================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  --------------------
                                                                            (In Thousands)

     Expected federal income tax expense                     $58,885                 $79,925               $81,271
     State income taxes                                          869                   1,229                 2,224
     Other                                                     2,114                  (2,019)               (3,937)
                                                   ---------------------  ---------------------  ---------------------
     Total income tax expense                                $61,868                 $79,135               $79,558
                                                   =====================  =====================  ====================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                               1997                      1996
                                                                       --------------------      --------------------
                                                                                       (In Thousands)

     Deferred income tax assets
          Insurance reserves                                                   $  40,896                 $  38,532
                                                                       --------------------      --------------------
          Total deferred income tax assets                                        40,896                    38,532
                                                                       --------------------      --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                                             168,702                   173,785
          Net investment gains                                                     8,161                    12,502
          Other                                                                    2,516                     1,205
                                                                       --------------------      --------------------
          Total deferred income tax liabilities                                  179,379                   187,492
                                                                       --------------------      --------------------

     Deferred federal income tax liabilities                                   $ 138,483                 $ 148,960
                                                                       ====================      ====================


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.


5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential and other companies. The effect of reinsurance for the years ended December 31, is summarized as follows:

                                           1997          1996           1995
                                       -----------    -----------    -----------

Life insurance premiums

Gross Amount                           $    51,851    $    53,776   $    44,357
Ceded to other companies                    (3,724)        (3,379)       (2,268)
Assumed from other companies                 1,369          1,128          --
                                       -----------    -----------   -----------
Net amount                             $    49,496    $    51,525   $    42,089
                                       ===========    ===========   ===========

                                           1997          1996          1995
                                       -----------    -----------   -----------

Life insurance in force
Gross Amount                           $47,328,495    $47,430,580   $47,822,892
Ceded to other companies                (1,292,395)    (1,172,449)     (822,619)
                                       -----------    -----------   -----------
Net amount                             $46,036,100    $46,258,131   $47,000,273
                                       ===========    ===========   ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6.  EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                 1996                 1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)

STATUTORY NET INCOME                                        $    12,778           $    48,846          $    113,565

Adjustments to reconcile to net income on a GAAP basis:
  Statutory income of subsidiaries                               18,553                25,001                44,186
  Deferred acquisition costs                                     38,003                48,862                (6,103)
  Deferred premium                                                1,144                 1,295                  (743)
  Insurance liabilities                                          26,517                28,662                32,665
  Deferred taxes                                                 11,458                (7,780)              (27,669)
  Valuation of investments                                          506                   365                 5,480
  Other, net                                                     (2,585)                3,971                (8,737)
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                             $   106,374           $   149,222         $     152,644
                                                         ==================   ==================   ==================



                                                                     1997                    1996
                                                              --------------------   --------------------
                                                                               (In Thousands)
STATUTORY SURPLUS                                                  $   853,130             $   901,645

Adjustments to reconcile to equity on a GAAP basis:

     Valuation of investments                                           97,787                  95,411
     Deferred acquisition costs                                        655,242                 633,159
     Deferred premium                                                  (14,817)                (11,859)
     Insurance liabilities                                            (107,525)               (124,781)
     Deferred taxes                                                   (113,461)               (124,823)
     Other, net                                                        135,161                  30,229
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                          $ 1,505,517             $ 1,398,981
                                                              ====================   ====================


The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value.)

FIXED MATURITIES AND EQUITY SECURITIES
Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

MORTGAGE LOANS ON REAL ESTATE
The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:


                                                     1997                                      1996
                                    -------------------------------------      --------------------------------------
                                                            ESTIMATED                                  ESTIMATED
                                      CARRYING VALUE       FAIR VALUE            CARRYING VALUE       FAIR VALUE
                                    ------------------ ------------------      ------------------ -------------------
                                                                    (In Thousands)

Financial Assets:
  Fixed maturities:
       Available for sale              $ 2,563,852         $ 2,563,852             $ 2,236,817         $ 2,236,817
       Held to maturity                    338,848             350,056                 405,731             416,102
  Equity securities                          1,982               1,982                   3,748               3,748
  Mortgage loans                            22,787              24,994                  46,915              46,692
  Policy loans                             703,955             703,605                 639,782             623,218
  Short-term investments                   316,355             316,355                 169,830             169,830
  Cash                                      71,358              71,358                  73,766              73,766
  Separate Account assets                8,022,079           8,022,079               5,336,851           5,336,851

Financial Liabilities:
  Policyholders'
    account balances                   $ 2,282,191         $ 2,282,191             $ 2,188,862          $ 2,188,862
  Cash  collateral for loaned
    securities                             143,421             143,421                      --                   --
  Separate Account liabilities           7,948,788           7,948,788               5,277,454            5,277,454
  Derivatives                                  653                 653                      --                   --

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $653 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $139,489 thousand, $101,662 thousand and $98,119 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.

10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $15,260 thousand in dividend distribution in 1998, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------

To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's managememt; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying consolidated statement of operations, changes in stockholder's equity, and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

          PRUvider(sm)
          Variable Appreciable Life(R)
          Insurance

[LOGO]    PRUDENTIAL
          Pruco Life Insurance Company
          213 Washington Street, Newark, NJ 07102-2992
          Telephone 800 437-4016
          SVAL-1 Ed. 5/98 CAT#6469898

                                     PART IB

               INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1998

PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUVIDER
VARIABLE
APPRECIABLE
LIFE(R)___________________
INSURANCE CONTRACTS

PROVIDING FOR THE INVESTMENT
OF ASSETS IN THE
INVESTMENT PORTFOLIOS OF

THE PRUDENTIAL SERIES
FUND, INC.

The Pruco Life Insurance Company, a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America, offers a variable life insurance contract called the PRUVIDER Variable APPRECIABLE LIFE(R) Insurance Contract*. The Contract provides whole-life insurance protection. The death benefit varies daily with investment experience but will never be less than the "face amount" of insurance specified in the Contract. The Contract also generally provides a cash surrender value which also varies with investment experience. There is no guaranteed minimum cash surrender value.

The assets held for the purpose of paying benefits under these contracts can be invested in one or both of the two current subaccounts of the Pruco Life PRUVIDER Variable Appreciable Account. The assets invested in each subaccount are in turn invested in a corresponding portfolio of The Prudential Series Fund, Inc., a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives to variable contract owners. Each portfolio is, for investment purposes, in effect a separate fund. The two available Series Fund portfolios are the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. A separate class of capital stock is issued for each portfolio. Shares of the Series Fund are currently sold only to separate accounts of Pruco Life and certain other insurers to fund the benefits under variable life insurance and variable annuity contracts issued by those companies.

The PRUVIDER Variable APPRECIABLE LIFE(R) Insurance Contract owner may also choose to invest in a FIXED-RATE OPTION which is described in the prospectus of The Pruco Life PRUVIDER Variable Appreciable Account.

                      ------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT DATED MAY 1, 1998, WHICH IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE PRUCO LIFE INSURANCE COMPANY, 213 WASHINGTON STREET, NEWARK, NEW JERSEY 07102-2992 OR BY TELEPHONING (800) 437-4016.

                      ------------------------------------

                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 437-4016

*PRUVIDER is a service mark of Prudential.
APPRECIABLE LIFE is a registered mark of Prudential.
SVAL-1SAI Ed 5-98
Catalog No. 64M086G

                       STATEMENT OF ADDITIONAL INFORMATION
                                    CONTENTS

                                                                            PAGE

MORE DETAILED INFORMATION ABOUT THE CONTRACT...................................1
           SALES LOAD UPON SURRENDER...........................................1
           REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS....1
           PAYING PREMIUMS BY PAYROLL DEDUCTION................................1
           UNISEX PREMIUMS AND BENEFITS........................................1
           HOW THE DEATH BENEFIT WILL VARY.....................................2
           WITHDRAWAL OF EXCESS CASH SURRENDER VALUE...........................2
           TAX TREATMENT OF CONTRACT BENEFITS..................................3
                     TREATMENT AS LIFE INSURANCE...............................3
                     PRE-DEATH DISTRIBUTIONS...................................3
                     WITHHOLDING...............................................4
                     OTHER TAX CONSIDERATIONS..................................4
           SALE OF THE CONTRACT AND SALES COMMISSIONS..........................5
           RIDERS..............................................................5
           OTHER STANDARD CONTRACT PROVISIONS..................................5
                     BENEFICIARY...............................................5
                     INCONTESTABILITY..........................................5
                     MISSTATEMENT OF AGE OR SEX................................5
                     SUICIDE EXCLUSION.........................................5
                     ASSIGNMENT................................................5
                     SETTLEMENT OPTIONS........................................5

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS...........................6
           GENERAL   ..........................................................6
           CONVERTIBLE SECURITIES..............................................6
           LOAN PARTICIPATIONS.................................................6
           WARRANTS  ..........................................................6
           OPTIONS AND FUTURES.................................................6
           WHEN-ISSUED AND DELAYED DELIVERY SECURITIES........................13
           SHORT SALES........................................................13
           SHORT SALES AGAINST THE BOX........................................13
           INTEREST RATE SWAPS................................................14
           LOANS OF PORTFOLIO SECURITIES......................................14
           ILLIQUID SECURITIES................................................14
           FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS........................15

INVESTMENT RESTRICTIONS.......................................................16

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES...............................18

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................20

DETERMINATION OF NET ASSET VALUE..............................................21

SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST...........22

DEBT RATINGS..................................................................24

POSSIBLE REPLACEMENT OF THE SERIES FUND.......................................26

OTHER INFORMATION CONCERNING THE SERIES FUND..................................26
           INCORPORATION AND AUTHORIZED STOCK.................................26
           DIVIDENDS, DISTRIBUTIONS AND TAXES.................................26
           CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT..........26
           YEAR 2000..........................................................27
           EXPERTS............................................................27
           LICENSE............................................................27

DIRECTORS AND OFFICERS OF PRUCO LIFE AND MANAGEMENT OF THE SERIES FUND........28

FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.......................A1

THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS......................B1

                  MORE DETAILED INFORMATION ABOUT THE CONTRACT

SALES LOAD UPON SURRENDER

A contingent deferred sales load is assessed if the Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when that may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first 5 Contract years the charge will be equal to 50% of the first year's primary annual premium. In the next 5 Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the tenth Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year 7, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, a proportionate amount of the charge will be deducted from the Contract Fund. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first 5 or 6 years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in the prospectus in item (a) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.)

The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission ("SEC"). The maximum aggregate sales load that Pruco Life will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to 5 GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life monthly. Any Pruco Life representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

HOW THE DEATH BENEFIT WILL VARY

The death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt.

Thus, for a Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund value. If, due to investment results greater than a net return of 4%, or to payment of greater than scheduled premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the tabular Contract Fund value, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS in the prospectus.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the tabular Contract Fund value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, a Contract owner may withdraw a portion of the Contract's cash surrender value without surrendering the Contract in whole or in part. The amount that a Contract owner may withdraw is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. An owner may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee equal to the lesser of $15 or 2% of the amount withdrawn that is made in connection with each withdrawal. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 3. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is accordingly reduced. Neither the face amount of insurance nor the amount of scheduled premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed upon a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance" as long as it satisfies certain definitional tests set forth in Section 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h) of the Code.

These diversification requirements must ordinarily be met within 1 year after Contract owner funds are first allocated to the particular portfolio of the Series Fund, and within 30 days after the end of each calendar quarter thereafter. Each portfolio must meet one of two alternative tests. Under the first test, no more than 55% of the portfolio's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the portfolio must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the portfolio's assets can be invested in cash, cash items, Government securities, and securities of other regulated investment companies.

For purposes of determining whether a variable account is adequately diversified, each United States Government agency or instrumentality is treated as a separate issuer. Compliance with diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States Government agency or instrumentality.

Pruco Life believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract Fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

However, Section 7702 of the Code, which defines life insurance for tax purposes, gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the Section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under
Section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under Section 817(d) relating to the definition of a variable contract.

Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

           A withdrawal generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract Fund exceeds the total premiums paid less the untaxed portion of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

           Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

           Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. A Contract may be classified as a Modified Endowment Contract under various circumstances. For example, low face amount Contracts issued on younger insureds may be classified as a Modified Endowment Contract even though the Contract owner pays only the Scheduled Premiums or even less than the Scheduled Premiums. Before purchasing such a Contract, you should understand the tax treatment of pre-death distributions and consider the purpose for which the Contract is being purchased. More generally, a Contract may be classified as a Modified Endowment Contract if premiums in excess of Scheduled Premiums are paid or if a decrease in the face amount of insurance is made (or a rider removed). Moreover, the addition of a rider after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Pruco Life representative.

           If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2 year period prior to the Contract becoming a Modified Endowment Contract.

           In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age 59 1/2, on account of the taxpayer's disability, or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

           Under certain circumstances, Modified Endowment Contracts issued during any calendar year will be treated as a single contract for purposes of applying the above rules.

WITHHOLDING. The taxable portions of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients of such amounts may be subject to penalties under the estimated tax rules if withholding and estimated tax payments are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under Section 2601 of the Code.

In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult a tax advisor regarding the application of these provisions to their circumstances.

Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.

The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 6% of the scheduled premiums for the second through tenth years, and no more than 2% of the scheduled premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in the prospectus under DAILY DEDUCTION FROM THE CONTRACT FUND and item (d) under MONTHLY DEDUCTIONS FROM CONTRACT FUND.

RIDERS

The Contract owner may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

OTHER STANDARD CONTRACT PROVISIONS.

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Pruco Life's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Pruco Life will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

                    INVESTMENT OBJECTIVES AND POLICIES OF THE
                                   PORTFOLIOS

GENERAL

The Prudential Series Fund, Inc. (the "Series Fund") has fifteen separate portfolios, two of which, the Conservative Balanced Portfolio and the Flexible Managed Portfolio, are available to PRUVIDER Contract owners. The portfolios are managed by The Prudential Insurance Company of America ("Prudential"), see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES, page 18.

Each of the portfolios seeks to achieve a different investment objective. Accordingly, each portfolio can be expected to have different investment results and to be subject to different financial and market risks. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general, and with particular reference to debt securities, to changes in the overall level of interest rates.

The investment objectives of the Series Fund's portfolios that are available to PRUVIDER Contract owners can be found under INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS in the prospectus.

CONVERTIBLE SECURITIES

The Conservative Balanced and Flexible Managed Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS

The Conservative Balanced and Flexible Managed Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"). The portfolios may invest in such Loans generally in the form of participations in Loans ("Participations"). Participations typically will result in the Series Fund having a contractual relationship only with the Lender, not with the borrower. The Series Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

WARRANTS

The Conservative Balanced and Flexible Managed Portfolios may invest in warrants on common stocks. Warrants are options to buy a number of shares of stock at a predetermined price during a specified period. The risk associated with the purchase of a warrant is that the purchase price will be lost if the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires.

OPTIONS AND FUTURES

OPTIONS ON EQUITY SECURITIES. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

A portfolio will write only "covered" options on stocks. A call option is covered if: (1) the portfolio owns the security underlying the option; or (2) the portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) the portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) the portfolio deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) the portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the portfolio in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

The Conservative Balanced and Flexible Managed Portfolios may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value). In exchange for the premium paid for the put option, the portfolio acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on debt securities and stock indices, as described below under OPTIONS ON DEBT SECURITIES, page 8 and OPTIONS ON STOCK INDICES, page 9.

The portfolios may purchase call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. These portfolios may also purchase putable and callable equity securities, which are securities coupled with a put or a call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an exchange-traded option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. A portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the portfolio. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, the portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

A portfolio's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the portfolio's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, which might cause an exchange to institute special procedures that might interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the portfolio originally wrote the OTC option. While the portfolios will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. Prudential monitors the creditworthiness of dealers with whom the Series Fund enters into OTC option transactions under the general supervision of the Series Fund's Board of Directors.

OPTIONS ON DEBT SECURITIES. The Conservative Balanced and Flexible Managed Portfolios may purchase and write (i.e., sell) put and call options on debt securities (including U.S. Government debt securities) that are traded on U.S. securities exchanges or that result from privately negotiated transactions with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("over-the-counter" or "OTC" options). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a portfolio to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of Prudential, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

The portfolios may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the portfolio will also segregate or deposit for the benefit of the portfolio's broker cash, U. S. Government securities or liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each portfolio's use of straddles will be limited to 5% of the portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

The portfolios may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described above in OPTIONS ON EQUITY SECURITIES, page 6. A portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A portfolio may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the portfolio purchases a put option on an underlying security it owns.

The portfolios may also purchase call options on debt securities for hedging or investment purposes. No portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities. A portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" or a "closing sale transaction" in a manner similar to that discussed above in connection with options on equity securities.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid for purposes of a portfolio's 15% limitation on investment in illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the portfolio sells OTC options only to qualified dealers who agree that the portfolio may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The use of debt options is subject to the same risks described above in connection with stock options.

OPTIONS ON STOCK INDICES. The Conservative Balanced and Flexible Managed Portfolios may purchase and sell put and call options on stock indices traded on securities exchanges or listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100.

Options on different indices may have different multipliers.

The portfolios may purchase put and call options for hedging and investment purposes. No portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

A portfolio will write only "covered" options on stock indices. A call option is covered if the portfolio holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a portfolio writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, cash equivalents or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option at least five "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the portfolio will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when a portfolio writes a call on an index which is in-the-money at the time the call is written, the portfolio will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or NASDAQ against which the portfolio has not written a stock call option and which has not been hedged by the portfolio by the sale of stock index futures. However, if the portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the portfolio in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirement described in this paragraph.

A put option is covered if: (1) the portfolio holds in a segregated account cash, Treasury bills or other high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or
(2) the portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the portfolio in cash, Treasury bills or other liquid unencumbered assets in a segregated account with its custodian. In instances involving the purchase of futures contracts by a portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

The purchase and sale of options on stock indices will be subject to the risks described under OPTIONS ON EQUITY SECURITIES, page 6. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the portfolio. It is the policy of the portfolios to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. A portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain special risks associated with writing calls on stock indices. Because exercises of index options are settled in cash, a call writer such as a portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The portfolios, however, will follow the "cover" procedures described above.

Price movements in a portfolio's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a portfolio bears the risk that the price of the securities held by the portfolio may not increase as much as the index. In such event, the portfolio would bear a loss on the call which is not completely offset by movement in the price of the portfolio's equity securities. It is also possible that the index may rise when the portfolio's securities do not rise in value. If this occurred, the portfolio would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a portfolio has written a call, there is also a risk that the market may decline between the time the portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of the exercise, and the time the portfolio is able to sell stocks in its portfolio. As with stock options, a portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the portfolio would be able to deliver the underlying securities in settlement, the portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options. For example, even if an index call which a portfolio has written is "covered" by an index call held by the portfolio with the same strike price, the portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the portfolio exercises the call it holds or the time the portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indices. If a portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON FOREIGN CURRENCIES. The Conservative Balanced and Flexible Managed Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts (see FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, page 15) and futures contracts on foreign currencies (discussed under FUTURES CONTRACTS, below) will be employed. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

A portfolio may purchase and write options to hedge the portfolio's securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the portfolio's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a portfolio may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio's securities. Alternatively, a portfolio may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the portfolio received for the option.

If, on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

A portfolio's successful use of currency exchange options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the portfolio net income would be less than if the portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. The portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the portfolio to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FUTURES CONTRACTS. The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell stock index futures contracts. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts").

The Conservative Balanced and Flexible Managed Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

When the futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated custodial account) approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the futures commission merchant, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

A portfolio may purchase or sell futures contracts without limit for hedging purposes and may purchase and sell such contracts for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the portfolio's assets, taking into account unrealized profits and unrealized losses on any such futures. Hedging is generally considered to be the use of futures to reduce the risk of a particular position in a security. For example, a portfolio manager might attempt to reduce the risk of investment in equity securities by hedging a portion of its equity portfolio through the use of stock index futures contracts. Subject to the limitation discussed above, futures may also be utilized by a portfolio for non-hedging uses, such as for investment purposes, to enhance income or to adjust its asset mix. An example of non-hedging use of futures would be if the investment manager expects bonds to outperform stocks, it may purchase interest rate futures contracts rather than actually selling stocks and buying bonds.

A portfolio's successful use of futures contracts depends upon the investment manager's ability to predict the direction of the relevant market. The correlation between movement in the price of the futures contract and the price of the securities or currencies being hedged is imperfect. The ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time.

There are several risks associated with a portfolio's use of futures contracts. When used for investment purposes (i.e., non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indices, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in historical volatility, a portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

In addition, the hours of trading of futures contracts may not conform to the hours during which the portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS. To the extent permitted by applicable insurance law and federal regulations, the Conservative Balanced and Flexible Managed Portfolios may enter into certain transactions involving options on stock index futures contracts, options on interest rate futures contracts, and options on foreign currency futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to option on securities, options on stock indices, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, the Conservative Balanced and Flexible Managed Portfolios may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The portfolios will limit such purchases to those in which the date for delivery and payment falls within 120 days of the date of the commitment. A portfolio will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. A portfolio's custodian will maintain, in a separate account, cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than such commitments. If a portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

In addition, the short-term portions of the portfolios may purchase money market securities on a when-issued or delayed delivery basis on the terms set forth under item 6 in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 22.

SHORT SALES

The Conservative Balanced and Flexible Managed Portfolios may sell securities they do not own in anticipation of a decline in the market value of those securities ("short sales"). To complete such a transaction, the portfolio will borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security the portfolio may be required to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the portfolio replaces the borrowed security, it will (a) maintain in a segregated account cash, U.S. Government securities or other liquid unencumbered assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any fee or interest paid in connection with the short sale. No more than 25% of any portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

SHORT SALES AGAINST THE BOX

The portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash, U.S. Government securities or other liquid unencumbered assets in an amount equal to such consideration must be put in a segregated account.

INTEREST RATE SWAPS

The fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps to increase or decrease a portfolio's exposure to long- or short-term interest rates. No portfolio currently intends to invest more than 5% of its net assets at any one time in interest rate swaps.

Interest rate swaps, in their most basic form, involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest. For example, a portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease a portfolio's exposure to long- or short-term interest rates. For example, a portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, the portfolio's total return will be less than if the portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement.

LOANS OF PORTFOLIO SECURITIES

The portfolios may from time to time lend the securities they hold to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the portfolio will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No portfolio will lend securities to entities affiliated with Prudential, including Prudential Securities Incorporated. This will not affect a portfolio's ability to maximize its securities lending opportunities.

ILLIQUID SECURITIES

The portfolios may hold up to 15% of its net assets in illiquid securities. Illiquid securities are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the portfolio has valued them. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements with a maturity of greater than seven days are considered illiquid.

The portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the investment manager, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment manager will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment manager, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposed of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the investment manager must determine that the security is of equivalent quality; and (3) the investment manager must consider the trading market for the specific security, taking into account all relevant factors. The investment manager will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test continues to be satisfied.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

To the extent permitted by applicable insurance law, the Conservative Balanced and Flexible Managed Portfolios may purchase securities denominated in foreign currencies. To address the currency fluctuation risk that such investments entail, these portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio's manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the portfolios will thereby be served.

The portfolios generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedge currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the portfolios. Restrictions 1, 3, 5, and 8-11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

Neither of the portfolios available to PRUVIDER Contract owners will:

   1. Buy or sell real estate and mortgages, although the portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Conservative Balanced and Flexible Managed Portfolios may purchase and sell stock index futures contracts and related options, purchase and sell interest rate futures contracts and related options, and purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

   2. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

   3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

   4. Make short sales of securities or maintain a short position, except that the Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

   5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the money market portion of any portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Conservative Balanced and Flexible Managed Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Series Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no.1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of options on debt securities, equity securities, stock indices and foreign currencies by the Conservative Balanced and Flexible Managed Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements entered into by the Conservative Balanced and Flexible Managed Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

   6. Enter into reverse repurchase agreements if, as a result, the portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may enter into reverse repurchase agreements and dollar rolls provided that the portfolio's obligations with respect to those instruments do not exceed 30% of the portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

   7. Pledge or mortgage assets, except that no more than 10% of the value of any portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

   8. Lend money, except that loans of up to 10% of the value of each portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a portfolio in accordance with its investment objectives and policies.

   9. Underwrite the securities of other issuers, except where the Series Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a portfolio may make pursuant to item 8 above.

  10. Make an investment unless, when considering all its other investments, 75% of the value of a portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Series Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

  11. Purchase securities of a company in any industry if, as a result of the purchase, a portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940
       Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

  12. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 5 above, the Series Fund has entered into a credit agreement (the "Line of Credit") with an unaffiliated lender to facilitate redemptions if necessary. The maximum commitment under the Line of Credit, which expires on December 18, 1998, is $250,000,000. The Series Fund pays a commitment fee at an annual rate of 0.055 of 1% of the unused portion of the Line of Credit and interest on any borrowings under the Line of Credit at market rates. As of April 30, 1998, the Series Fund had not borrowed against the Line of Credit.

The investments of the various portfolios are generally subject to certain additional restrictions under the laws of the State of New Jersey. In the event of future amendments to the applicable New Jersey statutes, each portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they stand are, in summary form, as follows:

   1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

   2. The stock of a corporation may not be purchased unless: (i) the corporation has paid a cash dividend on the class of stock during each of the past 5 years preceding the time of purchase; or (ii) during the 5-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

   3. Any common stock purchased must be: (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and have market quotations available.

   4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of a portfolio would be invested in the securities of such corporation.

As a result of these currently applicable requirements of New Jersey law, which impose substantial limitations on the ability of the Series Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a 5-year history of dividend payments or earnings sufficient to support such payments, the portfolios will not generally hold the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the portfolio.

Investment limitations also arise under the insurance laws and regulations of Arizona and may arise under the laws and regulations of other states. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios. For example, the Series Fund will generally invest no more than 10% of its assets in the obligations of banks of the foreign countries described in item 2 of SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 22.

Current federal income tax laws require that the assets of each portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Series Fund and not the Contract owners, are considered the owners of assets held in the Account for federal income tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 3. Prudential intends to maintain the assets of each portfolio pursuant to those diversification requirements.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

The Series Fund and Prudential have entered into an Investment Advisory Agreement under which Prudential will, subject to the direction of the Board of Directors of the Series Fund, be responsible for the management of the Series Fund, and provide investment advice and related services to each portfolio. As noted in the prospectus, Prudential has also entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under the Investment Advisory Agreement.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Series Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual portfolio.

The investment management fee for the Conservative Balanced Portfolio is equal to an annual rate of 0.55% of the average daily net assets of each of the portfolios. For the Flexible Managed Portfolio, the fee is equal to an annual rate of 0.60% of the average daily net assets of the portfolio.

For the years 1997, 1996 and 1995, Prudential received a total of $25,757,735, $23,052,572 and $20,327,574, respectively, in investment management fees for the Conservative Balanced Portfolio and $31,740,440, $27,247,674 and $22,971,401, respectively, for the Flexible Managed Portfolio.

The Investment Advisory Agreement requires Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Series Fund, other than investor services and any daily Series Fund accounting services. It also requires Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Series Fund who are affiliated persons of Prudential or any subsidiary of Prudential.

Each portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Series Fund's general administrative expenses allocated on the basis of the asset size of the respective portfolios. Expenses that will be borne directly by the portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular portfolio. Expenses that will be allocated among all portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, costs of stock certificates, SEC fees, accounting costs, the fees and expenses of directors of the Series Fund who are not affiliated persons of Prudential or any subsidiary of Prudential, and other expenses properly payable by the entire Series Fund. If the Series Fund is sued, litigation costs may be directly applicable to one or more portfolios or allocated on the basis of the size of the respective portfolios, depending upon the nature of the lawsuit. The Series Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.

Under the Investment Advisory Agreement, Prudential has agreed to refund to the Conservative Balanced and Flexible Managed Portfolios the portion of the investment management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses of that portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the portfolio's average daily net assets.

The Investment Advisory Agreement with Prudential was most recently approved by the Series Fund's Board of Directors, including a majority of the Directors who are not interested persons of Prudential, on May 19, 1997 with respect to the Balanced Portfolios. The Investment Advisory Agreement was most recently approved by shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to the Balanced Portfolios. The Agreement will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Series Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each portfolio. The required shareholder approval of the Agreement shall be effective with respect to any portfolio if a majority of the voting shares of that portfolio vote to approve the Agreement, even if the Agreement is not approved by a majority of the voting shares of any other portfolio or by a majority of the voting shares of the entire Series Fund. The Agreement provides that it may not be assigned by Prudential and that it may be terminated upon 60 days' notice by the Series Fund's Board of Directors or by a majority vote of its shareholders. Prudential may terminate the Agreement upon 90 days' notice.

The Service Agreement between Prudential and PIC was most recently ratified by shareholders of the Series Fund at their 1989 annual meeting with respect to the Balanced Portfolios. The Service Agreement between Prudential and PIC will continue in effect as to the Series Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between Prudential and the Series Fund. The Service Agreement may be terminated by either party upon not less than 30 days' prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Series Fund in the event of the assignment or termination of the Investment Advisory Agreement between Prudential and the Series Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement. Under the Service Agreement, Prudential pays PIC a portion of the fee it receives for providing investment advisory services.

Prudential also serves as the investment manager to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Prudential Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Prudential is responsible for decisions to buy and sell securities, options on securities and indices, and futures and related options for the Series Fund. Prudential is also responsible for the selection of brokers, dealers, and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Broker- dealers may receive brokerage commissions on Series Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential.

Bonds, including convertible bonds, and equity securities traded in the over-the-counter market are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Series Fund will not deal with Prudential Securities Incorporated in any transaction in which Prudential Securities Incorporated acts as principal. Thus, it will not deal with Prudential Securities Incorporated if execution involves Prudential Securities Incorporated's acting as principal with respect to any part of the Series Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities Incorporated, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Series Fund, will not significantly affect the portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Series Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Series Fund, Prudential is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, Prudential will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series Fund, Prudential or Prudential's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by Prudential in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers, dealers or futures commission merchants may be used by Prudential in providing investment management for the Series Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Prudential's policy is to pay higher commissions to brokers, other than Prudential Securities Incorporated, for particular transactions than might be charged if a different broker had been selected on occasions when, in Prudential's opinion, this policy furthers the objective of obtaining best price and execution. Prudential's present policy is not to permit higher commissions to be paid on Series Fund transactions in order to secure research, statistical, and investment services from brokers. Prudential might in the future authorize the payment of such higher commissions but only with the prior concurrence of the Board of Directors of the Series Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

Subject to the above considerations, Prudential Securities Incorporated may act as a securities broker or futures commission merchant for the Series Fund. In order for Prudential Securities Incorporated to effect any portfolio transactions for the Series Fund, the commissions received by Prudential Securities Incorporated must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transac tions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities Incorporated to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Series Fund, including a majority of the non- interested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities Incorporated are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, Prudential Securities Incorporated may not retain compensation for effecting transactions on a securities exchange for the Series Fund unless the

Series Fund has expressly authorized the retention of such compensation in a written contract executed by the Series Fund and Prudential Securities Incorporated. Rule 11a2-2(T) provides that Prudential Securities Incorporated must furnish to the Series Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities Incorporated from transactions effected for the Series Fund during the applicable period. Brokerage and futures transactions with Prudential Securities Incorporated are also subject to such fiduciary standards as may be imposed by applicable law.

For the years 1997, 1996 and 1995, the Conservative Balanced Portfolio paid $3,338,897, $2,192,303 and $1,893,008, respectively, in brokerage commissions and the Flexible Managed Portfolio paid $6,544,428, $5,760,972 and $5,252,363, respectively, in brokerage commissions. Of those amounts, for 1997, 1996 and 1995, the Conservative Balanced Portfolio paid $256,752, $120,976 and $82,153, respectively, to Prudential Securities Incorporated, and the Flexible Managed Portfolio paid $428,008, $582,317 and $589,038, respectively, to Prudential Securities Incorporated. For 1997, the percentage of commissions paid to Prudential Securities Incorporated was 7.69% for the Conservative Balanced Portfolio and 6.54% for the Flexible Managed Portfolio. For 1997, the percentage of the aggregate dollar amount of transactions effected through Prudential Securities Incorporated was 5.18% for the Conservative Balanced Portfolio and 6.92% for the Flexible Managed Portfolio.

                        DETERMINATION OF NET ASSET VALUE

Shares in the Series Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolios, only to separate accounts to fund benefits payable under the Contracts described in the variable life insurance and variable annuity prospectuses. The Series Fund may at some later date also offer its shares to other separate accounts of Prudential or other insurers. Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Series Fund. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Subject to Board approval, during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

As noted in the prospectus, the net asset value of the shares of each portfolio is determined once daily on each day the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event the NYSE closes early on any business day, the net asset value of each portfolio shall be determined at a time between such closing and 4:15 p.m. New York City time.

In determining the net asset value of any intermediate or long-term fixed income securities of the Conservative Balanced and Flexible Managed Portfolios (other than debt obligations with remaining maturities of 12 months or less, which are valued at amortized cost) will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at securities valuations.

All short-term debt obligations in the money market portions of the Conservative Balanced and Flexible Managed Portfolios of 12 months remaining maturity or less are valued on an amortized cost basis in accordance with an order obtained from the SEC. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. In order to continue to utilize the amortized cost method of valuation, the money market portions of the Conservative Balanced and Flexible Managed Portfolios may not purchase any security with a remaining maturity of more than 12 months and must maintain a dollar-weighted average portfolio maturity of 120 days or less. In the event of sizeable changes in interest rates, however, the value determined by this method may be higher or lower than the price that would be received if the obligation were sold. The Series Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and, if so, will promptly consider what action, if any, should be initiated to prevent unfair results to Contract owners. The short-term portion of these portfolios may be invested only in high quality instruments, as described in SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO MAY CURRENTLY INVEST, page 22.

The net asset value of the common stocks and convertible debt securities of the portfolios will be determined in the following manner. NASDAQ National Market System equity securities and securities for which the primary market is on an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or at the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker. Corporate bonds (other than convertible debt securities) are valued on the same basis as intermediate or long-term fixed income securities, as described above. Short-term debt instruments which mature in less than 60 days are valued at amortized cost. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents.

With respect to all the portfolios which utilize such investments, options on stock and stock indices traded on national securities exchanges are valued at the average of the bid and asked prices as of the close of the respective exchange (which is currently 4:10 p.m. New York City time). Futures contracts and options thereon are valued at the last sale price at the close of the applicable commodities exchanges or board of trade (which is currently 4:15 p.m. New York City time) or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by Prudential under the direction of the Board of Directors of the Series Fund.

                 SECURITIES IN WHICH THE MONEY MARKET PORTFOLIO
                              MAY CURRENTLY INVEST*

The Money Market Portfolio, and the other portfolios to the extent their investment policies so provide, may invest in the following liquid, short-term, debt securities regularly bought and sold by financial institutions:

1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees or to the backing solely of the issuing instrumentality itself. Securities which are not backed by the full faith and credit of the United States include but are not limited to obligations of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, the obligations of which may only be satisfied by the individual credit of the issuing agency. Obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank are examples of securities that are backed by the full faith and credit of the United States.

2. Obligations (including certificates of deposit, bankers' acceptances, and time deposits) of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign offices of foreign banks provided that such bank has, at the time of the portfolio's investment, total assets of at least $1 billion or the equivalent. Obligations of any savings and loan association or savings bank organized under the laws of the United States or any state thereof, provided that such association or savings bank has, at the time of the portfolio's investment, total assets of at least $1 billion. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). "Bankers' acceptances" are credit

* Although the Money Market Portfolio is not available to PRUVIDER Contract owners, any short-term portion of the Conservative Balanced and Flexible Managed Portfolios may be invested in the types of securities described in this section.

instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

3. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by Standard & Poor's Ratings Services ("S&P"), A or Prime-2 by Moody's Investors Services, Inc. ("Moody's") or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. For a description of corporate bond ratings, see DEBT RATINGS, page 24. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph 2 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Series Fund's investment adviser (which as noted above is currently Prudential) under the supervision of the Series Fund's Board of Directors.

As stated above in paragraphs 2 and 3, the Money Market Portfolio and short-term portions of the other portfolios may contain obligations of foreign branches of domestic banks and domestic branches of foreign banks, as well as commercial paper, bills, notes, and other obligations issued in the United States by foreign issuers, including foreign governments, their agencies, and instrumentalities. This involves certain additional risks. These risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Series Fund, the possible seizure or nationalization of foreign deposits, and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Series Fund. In addition, there may be less publicly available information about a foreign issuer than about a domestic one, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestics issuers. Securities issued by foreign issuers may be subject to greater fluctuations in price than securities issued by U.S. entities. Finally, in the event of default with respect to any such foreign debt obligations, it may be more difficult for the Series Fund to obtain or to enforce a judgment against the issuers of such securities.

4. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Series Fund will not enter into repurchase agreements unless the agreement is "fully collateralized" (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest). The Series Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Series Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Series Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Series Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Series Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

The Series Fund will not enter into repurchase agreements with Prudential or its affiliates, including Prudential Securities Incorporated. This will not affect the Series Fund's ability to maximize its opportunities to engage in repurchase agreements.

5. Reverse Repurchase Agreements. The Money Market Portfolio may use reverse repurchase agreements, which are described under REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS in the prospectus. No portfolio may obligate more than 10% of its net assets in connection with reverse repurchase agreements, except that the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may obligate up to 30% of their net assets in connection with reverse repurchase agreements and dollar rolls.

6. When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the portfolio until delivery and payment take place. At the time the portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Series Fund's custodian bank will maintain in a separate account securities of the portfolio having a value equal to or greater than such commitments. On delivery dates for such transactions, the portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the portfolio's net assets would be so committed.

The Board of Directors of the Series Fund has adopted policies for the Money Market Portfolio to conform to amendments of an SEC rule applicable to money market funds, like the portfolio. These policies do not apply to any other portfolio. The policies are as follows: (1) The portfolio will not invest more than 5% of its assets in the securities of any one issuer (except U.S. Government securities); however, the portfolio may exceed the 5% limit with respect to a single security rated in the highest rating category for up to three business days after the purchase thereof; (2) To be eligible for investment, a security must be a United States dollar-denominated instrument that the Series Fund's Board has determined to present minimal credit risks and must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issue, or if only one NRSRO has assigned a rating, that NRSRO. An unrated security must be deemed to be of comparable quality as determined by the Series Fund's Board. In other words, the portfolio will invest in only first tier or second tier securities. First tier securities are securities which are rated by at least two NRSROs, or by the only NRSRO that has rated the security, in the highest short-term rating category, or unrated securities of comparable quality as determined by the Series Fund's Board. Second tier securities are eligible securities that are not first tier securities; (3) The portfolio will not invest more than 5% of its total assets in second tier securities; (4) The portfolio may not invest more than 1% of its assets in second tier securities of any one issuer; (5) In the event a first tier security held by the portfolio is downgraded and becomes a second tier security, or in the case of an unrated security the Series Fund's Board determines it is no longer of comparable quality to a first tier security, or in the event Prudential becomes aware that an NRSRO has rated a second tier security or an unrated portfolio security below its second highest rating, the Board will reassess promptly whether the security presents minimal credit risks and shall cause the portfolio to take such action as the Board determines is in the best interests of the portfolio and its shareholders; (6) In the event of a default or if because of a rating downgrade a security held in the portfolio is no longer an eligible investment, the portfolio will sell the security as soon as practicable unless the Series Fund's Board makes a specific finding that such action would not be in the best interest of the portfolio; and (7) The portfolio's dollar-weighted average maturity will be no more than 90 days. The Series Fund's Board of Directors has adopted written procedures delegating to the investment advisor under certain guidelines the responsibility to make several of the above-described determinations, including certain credit quality determinations.

                                  DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

Bonds:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered as medium grade obligations
       (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial paper:

o Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--Leading market positions in well-established industries.

--High rates of return of funds employed.

--Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well established access to a range of financial markets and assured sources of alternate liquidity.

o Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P describes its grades of corporate debt securities and its "A" commercial paper as follows:

Bonds:

AAA             Debt rated "AAA" has the highest rating assigned by S&P.
                Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C   Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper:

                Commercial paper rated A by S&P has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                     POSSIBLE REPLACEMENT OF THE SERIES FUND

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

In addition, although it is highly unlikely, it is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) difference between voting instructions given by variable life insurance and variable annuity contract owners. Prudential will bear the expense, if it does become necessary, of remedying any material conflict including establishing a new underlying investment company and segregating the assets held under variable life insurance and variable annuity contracts.

                  OTHER INFORMATION CONCERNING THE SERIES FUND

INCORPORATION AND AUTHORIZED STOCK

The Series Fund was incorporated under Maryland law on November 15, 1982. As of the date of this prospectus, the shares of Capital Stock are divided into fifteen classes: MONEY MARKET PORTFOLIO Capital Stock, DIVERSIFIED BOND PORTFOLIO Capital Stock, HIGH YIELD BOND PORTFOLIO Capital Stock, GOVERNMENT INCOME PORTFOLIO Capital Stock, EQUITY PORTFOLIO Capital Stock, STOCK INDEX PORTFOLIO Capital Stock, EQUITY INCOME PORTFOLIO Capital Stock, NATURAL RESOURCES PORTFOLIO Capital Stock, GLOBAL PORTFOLIO Capital Stock, CONSERVATIVE BALANCED PORTFOLIO Capital Stock, FLEXIBLE MANAGED PORTFOLIO Capital Stock, ZERO COUPON BOND PORTFOLIO 2000 Capital Stock, ZERO COUPON BOND PORTFOLIO 2005 Capital Stock, PRUDENTIAL JENNISON PORTFOLIO Capital Stock, SMALL CAPITALIZATION STOCK PORTFOLIO Capital Stock. The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Series Fund is qualified as a regulated investment company under Section 851 of the Internal Revenue Code and distributes substantially all of each portfolio's net investment income and realized gains from securities transactions to the respective subaccounts, which immediately reinvest it. For each taxable year in which it and each of its portfolios so qualify, the Series Fund will not be subject to tax on net investment income and realized gains from securities transactions distributed to shareholders.

CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105-1716, is the custodian of the assets held by all the portfolios except the Global Portfolio. IFTC is also the custodian of the assets held in connection with repurchase agreements entered into by the portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these portfolios. Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, is the custodian of the assets of the Global Portfolio. Each of the Series Fund's custodians employs subcustodians, who were approved in accordance with regulations of the SEC, for the purpose of providing custodial service for the Series Fund's foreign assets held outside the United States.

Prudential is the transfer agent and dividend disbursing agent for the Series Fund. Prudential as transfer agent issues and redeems shares of the Series Fund and maintains records of ownership for the shareholders. Prudential's principal business address is 751 Broad Street , Newark, New Jersey 07102-3777.

YEAR 2000

The services provided to the Series Fund and its shareholders by Prudential, PIC, Jennison, as well as the Series Fund's principal underwriter and its custodians, depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time, there can be no assurance that there will be no adverse impact on the Series Fund, the Prudential, PIC, Jennison, as well as the Series Fund's principal underwriter and its custodians, have advised the Series Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

EXPERTS

The financial statements of the Series Fund included in this statement of additional information and the FINANCIAL HIGHLIGHTS included in the prospectus for years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


LICENSE

As part of the Investment Advisory Agreement, Prudential has granted the Series Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Series Fund's investment advisor. Prudential may also terminate the license for any other reason upon 60 days written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Series Fund of such notice, unless a majority of the outstanding voting securities of the Series Fund vote to continue the Agreement notwithstanding termination of the license.

                    DIRECTORS AND OFFICERS OF PRUCO LIFE AND
                          MANAGEMENT OF THE SERIES FUND

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, Director. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; Prior to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, Director. -- President, Prudential International Insurance Group since 1995; 1994 to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995: Associate General Counsel with Paine Webber.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer. -- Vice President & Associate Comptroller, Prudential since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

JAMES A. TIGNANELLI, Senior Vice President. -- Vice President, Compliance, Prudential Individual Insurance since 1996; Prior to 1996: Vice President Field Operations.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                          MANAGEMENT OF THE SERIES FUND

The names of all directors and major officers of the Series Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street , Newark, New Jersey 07102-3777.

                          DIRECTORS OF THE SERIES FUND

MENDEL A. MELZER, CFA*, 37, Chairman of the Board--Chief Investment Officer of Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, The Prudential Investment Corporation.

E. MICHAEL CAULFIELD*, 51, President and Director--Chief Executive Officer of Prudential Investments since 1995; 1995: Chief Executive Officer, Prudential Preferred Financial Services; 1993 to 1995: President, Prudential Preferred Financial Services; 1992 to 1993: President, Prudential Property and Casualty Insurance Company; Prior to 1992: President of Investment Services of Prudential.

SAUL K. FENSTER, 65, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 61, Director--Principal, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 74, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

                         OFFICERS WHO ARE NOT DIRECTORS

CAREN A. CUNNINGHAM, Secretary--Assistant General Counsel of Prudential Mutual Fund Management, Inc. since 1997; 1994 to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.; 1992 to 1994:
Assistant Vice President and Counsel, The Boston Company.

GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; 1994 to 1996: First Vice President of Prudential Securities Inc.; Prior to 1994: Vice President of Bankers Trust Corporation.

STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; 1993 to 1996: First Vice President of Prudential Mutual Fund Management, Inc.

No director or officer of the Series Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Series Fund for services as one of its directors or officers. Each director of the Series Fund who is not an interested person of the Series Fund will receive a fee of $2,000 per year plus $200 per portfolio for each meeting of the Board attended and will be reimbursed for all expenses incurred in connection with attendance at meetings.

*These members of the Board are interested persons of Prudential, its affiliates or the Series Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Series Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Series Fund. Mr. Melzer and Mr. Caulfield, two of the five members of the Board, are interested persons of Prudential and the Series Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of Prudential, the investment advisor to the Series Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Series Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

The following table sets forth the aggregate compensation paid by the Series Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Series Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1997. Below are listed all Directors who have served the Series Fund during its most recent fiscal year.

                                                    COMPENSATION TABLE

                                                            Pension or
                                                            Retirement                                      Total
                                     Aggregate            Benefits Accrued     Estimated Annual          Compensation
                                   Compensation          As Part of Series      Benefits Upon          Related to Funds
Name and Position                From Series Fund          Fund Expenses          Retirement         Managed by Prudential
-----------------                ----------------          -------------          ----------         ---------------------
E. Michael Caulfield(1)                --                      --                   --                       --
Saul K. Fenster                    $14,400                    None                  N/A                   $26,200(5)*
W. Scott McDonald, Jr.             $14,400                    None                  N/A                   $26,200(5)*
Mendel A. Melzer, CFA(1)              --                       --                   --                       --
Joseph Weber                       $14,400                    None                  N/A                   $26,200(5)*

(1) Directors who are "interested" do not receive compensation from Prudential (including the Series Fund).

* Indicates number of funds (including the Series Fund) to which aggregate compensation relates.

As of April 30, 1998, the Directors and officers of the Series Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Series Fund capital stock.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $4,491,825,742)..........................  $4,696,024,117
    Cash.......................................           2,749
    Interest and dividends receivable..........      60,006,370
                                                 --------------
      Total Assets.............................   4,756,033,236
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,725,610
    Payable for investments purchased..........       3,573,515
    Due to broker -- variation margin..........         653,438
    Accrued expenses...........................         546,540
    Payable for capital stock repurchased......         302,094
                                                 --------------
      Total Liabilities........................      11,801,197
                                                 --------------
  NET ASSETS...................................  $4,744,232,039
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,169,112
      Paid-in capital, in excess of par........   4,500,747,938
                                                 --------------
                                                  4,503,917,050
    Undistributed net investment income........         949,046
    Accumulated net realized gain on
      investments..............................      36,942,793
    Net unrealized appreciation on
      investments..............................     202,423,150
                                                 --------------
    Net assets, December 31, 1997..............  $4,744,232,039
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 316,911,160 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        14.97
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $187,480 foreign
      withholding tax).........................  $    19,377,627
    Interest...................................      216,743,419
                                                 ---------------
                                                     236,121,046
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,757,735
    Custodian expense..........................          281,000
    Shareholders' reports......................          169,000
    Accounting fees............................          101,000
    Audit fees.................................           67,000
    Legal fees.................................            3,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................              923
                                                 ---------------
      Total Expenses...........................       26,382,658
    Less: Custodian fee credit.................         (166,162)
                                                 ---------------
      Net Expenses.............................       26,216,496
                                                 ---------------
  NET INVESTMENT INCOME........................      209,904,550
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      546,046,706
      Futures contracts........................      (20,841,176)
      Short sales..............................          (30,344)
                                                 ---------------
                                                     525,175,186
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (145,915,485)
      Futures contracts........................       (1,775,225)
      Short sales..............................       (1,139,560)
                                                 ---------------
                                                    (148,830,270)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      376,344,916
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   586,249,466
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    209,904,550     $   173,283,574
    Net realized gain on investments.......................................................        525,175,186         270,107,246
    Net change in unrealized appreciation on investments...................................       (148,830,270)         61,403,321
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        586,249,466         504,794,141
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................       (209,004,256)       (174,034,704)
    Dividends in excess of net investment income...........................................                 --             (41,632)
    Distributions from net realized capital gains..........................................       (518,358,296)       (273,551,593)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (727,362,552)       (447,627,929)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,585,160 and 10,561,256 shares, respectively].....................         74,015,405         167,668,924
    Capital stock issued in reinvestment of dividends and distributions [47,801,252 and
     29,086,855 shares, respectively]......................................................        727,362,552         447,627,929
    Capital stock repurchased [(24,112,955) and (8,429,995) shares, respectively]..........       (394,841,365)       (134,428,797)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        406,536,592         480,868,056
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        265,423,506         538,034,268
  NET ASSETS:
    Beginning of year......................................................................      4,478,808,533       3,940,774,265
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,744,232,039     $ 4,478,808,533
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $5,050,966,053)..........................  $5,471,387,547
    Cash.......................................          15,631
    Interest and dividends receivable..........      40,850,547
    Receivable for investments sold............             294
                                                 --------------
      Total Assets.............................   5,512,254,019
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      12,760,562
    Payable to investment adviser..............       8,471,572
    Accrued expenses...........................         654,878
    Due to broker -- variation margin..........         203,828
    Payable for capital stock repurchased......          21,085
                                                 --------------
      Total Liabilities........................      22,111,925
                                                 --------------
  NET ASSETS...................................  $5,490,142,094
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,177,111
      Paid-in capital, in excess of par........   4,984,889,353
                                                 --------------
                                                  4,988,066,464
    Undistributed net investment income........         768,864
    Accumulated net realized gain on
      investments..............................      82,447,694
    Net unrealized appreciation on
      investments..............................     418,859,072
                                                 --------------
    Net assets, December 31, 1997..............  $5,490,142,094
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 317,711,061 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        17.28
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $810,090 foreign
      withholding tax).........................  $    35,833,891
    Interest...................................      156,549,837
                                                 ---------------
                                                     192,383,728
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,740,440
    Custodian expense..........................          477,000
    Shareholders' reports......................          212,000
    Accounting fees............................           94,000
    Audit fees.................................           72,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            1,971
                                                 ---------------
      Total Expenses...........................       32,604,411
    Less: Custodian fee credit.................         (284,638)
                                                 ---------------
      Net Expenses.............................       32,319,773
                                                 ---------------
  NET INVESTMENT INCOME........................      160,063,955
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      867,141,418
      Futures contracts........................         (499,159)
      Short sales..............................        1,049,655
                                                 ---------------
                                                     867,691,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (160,872,103)
      Futures contracts........................       (1,562,422)
      Short sales..............................       (1,168,571)
                                                 ---------------
                                                    (163,603,096)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      704,088,818
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   864,152,773
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    160,063,955     $   139,211,865
    Net realized gain on investments.......................................................        867,691,914         408,046,131
    Net change in unrealized appreciation on investments...................................       (163,603,096)         41,728,823
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        864,152,773         588,986,819
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (159,343,911)       (142,089,785)
    Distributions from net realized capital gains..........................................       (823,214,223)       (458,909,559)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (982,558,134)       (600,999,344)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,859,580 and 8,998,637 shares, respectively]......................         92,765,042         166,455,957
    Capital stock issued in reinvestment of dividends and distributions [56,453,647 and
     34,012,173 shares, respectively]......................................................        982,558,134         600,999,344
    Capital stock repurchased [(18,791,325) and (6,420,074) shares, respectively]..........       (363,698,408)       (119,724,926)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        711,624,768         647,730,375
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        593,219,407         635,717,850
  NET ASSETS:
    Beginning of year......................................................................      4,896,922,687       4,261,204,837
                                                                                             ------------------  -------------------
    End of year............................................................................   $  5,490,142,094     $ 4,896,922,687
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                        CONSERVATIVE BALANCED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 91.8%
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
                                                    (UNAUDITED)     (000)        VALUE
LONG-TERM BONDS -- 58.6%                                                        (NOTE 2)

                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 4.2%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,218,200
    10.375%, 02/01/11 (a).........................      Ba1          56,905      73,306,108
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         46,665      55,931,736
    11.21%, 05/01/14..............................      Baa3         18,433      25,848,780
                                                                             --------------
                                                                                201,249,483
                                                                             --------------
ASSET-BACKED SECURITIES -- 1.6%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,511,000
    6.17%, 03/25/03...............................      Aaa           6,000       6,018,600
    6.28%, 09/25/05...............................      Aaa           7,000       7,042,000
    6.38%, 09/25/08...............................      Aaa          21,000      21,172,200
    6.42%, 12/26/09...............................      Aaa          10,000      10,110,000
    6.48%, 11/26/09...............................      Aaa          10,000      10,115,625
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (a)...........................      Aaa           4,650       4,602,012
  Team Financing Corp,
    7.35%, 05/15/03...............................      Aa2          11,000      11,405,570
                                                                             --------------
                                                                                 75,977,007
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.9%
  Banco Ganadero, M.T.N. SA (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05...............................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 Sr. Note.....................      Ba1          40,000      23,440,400
  Bank Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,218,000
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           7,500       7,485,000
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         17,950      16,783,250
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,362,750
    7.08%, 10/30/01...............................      Baa3         35,100      35,915,022
    7.35%, 06/20/00...............................      Baa3          8,100       8,293,266
    8.125%, 03/01/00..............................      Baa3         13,150      13,630,501
  Chase, Inc.
    6.075%, 02/28/00..............................      Aa3           4,000       4,006,160
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/29/49...............................       A3          10,000      10,200,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,000,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1       $   5,000  $    5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800
  Okobank, (Finland),
    7.20%, 10/29/49...............................       A3           9,000       9,101,250
    7.20%, 10/29/49...............................       A3           3,500       3,539,375
    7.312%, 09/27/49..............................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (a)...........................      Aa3          17,400      17,513,448
  Siam Commercila, (Thailand),
    7.50%, 03/15/06...............................       A3          14,500       9,425,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,075,000
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (a)...........................      Ba1          20,000      12,000,000
                                                                             --------------
                                                                                278,805,472
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.0%
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Baa3          5,545       5,889,455
  Tele-Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000      10,036,800
    7.375%, 02/15/00..............................      Ba1          27,000      27,521,100
    7.875%, 08/01/13..............................      Ba1          19,350      20,812,279
    8.25%, 01/15/03...............................      Ba1           2,000       2,135,780
    9.25%, 04/15/02...............................      Ba1           9,500      10,427,865
    9.875%, 06/15/22..............................      Ba1          12,900      16,811,667
                                                                             --------------
                                                                                 93,634,946
                                                                             --------------
CONSULTING -- 0.7%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,513,250
    6.375%, 11/30/01..............................      Baa1         21,500      21,500,000
                                                                             --------------
                                                                                 34,013,250
                                                                             --------------
CONSUMER SERVICES -- 0.1%
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           3,500       3,503,570
                                                                             --------------
FINANCIAL SERVICES -- 15.4%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,400,000
    7.25%, 08/16/99...............................      Ba3           3,000       2,957,910
    7.50%, 08/28/00...............................      Ba3          35,000      34,053,250
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,471,600
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      20,120,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3       $  10,000  $   10,000,000
  Conseco, Inc.,
    8.70%, 11/15/26 (a)...........................      Ba2          32,313      36,126,991
    8.796%, 04/01/27 (a)..........................      Ba2          23,900      26,676,463
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,395,827
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2         11,500      11,554,050
    6.95%, 03/01/04...............................      Baa2         27,500      28,050,000
    7.00%, 06/15/00...............................      Baa2         30,000      30,598,800
    7.50%, 06/15/03...............................      Baa2          5,000       5,261,900
    8.75%, 12/15/99...............................      Baa2          5,000       5,245,000
  First Chicago NBD Corp.,
    5.819%, 09/23/02..............................       A1           8,000       7,976,000
  First Union Corp.,
    9.45%, 06/15/99...............................       A2           4,000       4,177,920
  Great Western Financial,
    8.206%, 02/01/27 (a)..........................       A3          19,300      20,469,966
  Industrial Finance Corp.,
    7.75%, 08/04/07...............................      Ba1           5,000       4,750,000
    7.875%, 08/04/02..............................      Ba1           6,000       5,700,000
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1          8,000       7,950,000
    6.33%, 08/01/00...............................      Baa1         30,000      30,039,600
    6.40%, 08/30/00...............................      Baa1         79,000      78,901,250
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,640
    6.89%, 10/10/00...............................      Baa1         10,545      10,701,804
    7.125%, 07/15/02..............................      Baa1         16,000      16,359,680
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         21,750      23,055,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          15,000      15,390,000
  Merrill Lynch Pierce, Fenner & Smith,
    5.935%, 11/14/00..............................      Aa3          10,000       9,966,250
  Paine Webber Group, Inc.,
    7.625%, 10/15/08 Sr. Note.....................      Baa1          5,000       5,352,700
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           8,950       9,039,500
  Salomon, Inc.,
    6.25%, 10/01/99...............................       A2          32,800      32,838,048
    6.50%, 03/01/00 (a)...........................       A2          38,500      38,701,740
    6.59%, 02/21/01 (a)...........................       A2          30,750      31,005,840
    6.75%, 02/15/03...............................       A2           5,000       5,057,850
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          25,000      25,125,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,008,100
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          46,440      46,354,771
  Union Planters Corp., Gtd. Notes,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                731,941,767
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOOD & BEVERAGE -- 0.5%
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3       $   5,000  $    5,008,650
    6.95%, 12/15/2097.............................      Aa3          18,800      19,045,152
                                                                             --------------
                                                                                 24,053,802
                                                                             --------------
INDUSTRIAL -- 0.8%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,505,000
  Reliance Industries Ltd.,
    8.125%, 09/27/05..............................      Baa3         15,000      14,025,000
    8.25%, 01/15/27...............................      Baa3         19,000      17,005,000
                                                                             --------------
                                                                                 38,535,000
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,750       5,855,455
                                                                             --------------
MEDIA -- 5.7%
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,582,541
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,016,815
    8.11%, 08/15/06...............................      Ba1           7,250       7,848,850
    8.18%, 08/15/07...............................      Ba1          24,915      27,118,981
    9.125%, 01/15/13..............................      Ba1          41,270      49,143,078
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          17,325      19,438,997
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          71,325      70,082,518
    7.75%, 06/01/05...............................      Ba2          60,025      61,050,827
                                                                             --------------
                                                                                268,282,607
                                                                             --------------
OIL & GAS -- 1.6%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          2,900       3,250,030
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1           4,500       5,006,295
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Petroliam Nasional, (Malaysia),
    6.625%, 10/18/01..............................       A2          12,000      11,662,680
  Seagull Energy Corp.,
    7.50%, 09/15/27...............................      Ba1          17,000      17,606,730
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         30,000      30,829,800
                                                                             --------------
                                                                                 75,754,855
                                                                             --------------
PAPER & FOREST -- 0.5%
  UPM-Kymmene Oyj,
    7.45%, 11/26/27...............................      Baa1         22,800      23,398,500
                                                                             --------------
RAILROADS -- 0.5%
  Norfolk Southern Corp.,
    7.05%, 05/01/37...............................      Baa1         25,000      26,218,750
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
  Falcor Suite Hotels, Inc.,
    7.625%, 10/1/07...............................      Ba1           8,000       8,006,400
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
RETAIL -- 2.8%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 Sr. Note (a).................      Baa2      $  41,030  $   43,861,070
    8.50%, 06/15/03 (a)...........................      Baa2         32,400      35,345,160
    10.00%, 02/15/01 (a)..........................      Baa2         46,115      50,791,061
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,081,250
                                                                             --------------
                                                                                135,078,541
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  McLeod USA Inc., Sr. Notes,
    9.25%, 07/15/07...............................       B3           3,000       3,150,000
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2          33,000      15,840,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          80,000      83,775,200
    7.75%, 04/01/07...............................      Ba1          25,000      26,847,250
    7.75%, 04/01/27...............................      Ba1           4,500       4,944,420
    8.875%, 01/15/06..............................      Ba1          32,000      34,429,440
                                                                             --------------
                                                                                168,986,310
                                                                             --------------
TOBACCO -- 3.0%
  Philip Morris Co. Inc.,
    6.375%, 02/01/06..............................       A2          17,675      17,359,501
    7.20%, 02/01/07...............................       A2          31,915      32,932,769
  RJR Nabisco, Inc.,
    7.625%, 09/15/03..............................      Baa3         10,500      10,732,260
    8.25%, 07/01/04...............................      Baa3          8,000       8,410,000
    8.50%, 07/01/07...............................      Baa3         11,000      11,726,550
    8.75%, 04/15/04...............................      Baa3         23,090      24,719,000
    8.75%, 08/15/05...............................      Baa3         19,000      20,499,670
    9.25%, 08/15/13...............................      Baa3         13,571      15,227,341
                                                                             --------------
                                                                                141,607,091
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.0%
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa2            500         527,645
                                                                             --------------
UTILITIES -- 1.9%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,523,880
    7.625%, 01/15/07..............................      Baa3         21,000      22,162,980
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1         25,000      25,093,750
    6.875%, 12/15/17..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           5,000       4,415,625
                                                                             --------------
                                                                                 91,634,985
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  United States Treasury Bond,
    6.125%, 08/15/07..............................                    7,500       7,707,450
  United States Treasury Notes,
    5.875%, 01/31/99 (a)..........................                   20,000      20,046,800
    5.875%, 09/30/02..............................                   28,550      28,706,169
    5.875%, 02/15/04..............................                   16,750      16,896,563
    6.25%, 10/31/01...............................                    9,500       9,661,785
    6.375%, 03/31/01 (a)..........................                    4,600       4,686,250
    6.375%, 08/15/27..............................                   57,325      60,460,104
                                                                             --------------
                                                                                148,165,121
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2       $   5,500  $    5,492,850
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      15,592,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          25,000      22,500,000
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2           3,000       3,007,969
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (a)..........................      Baa3         85,000      79,370,450
    8.00%, 06/14/01...............................      Baa3          2,250       2,257,875
    8.75%, 10/06/99...............................      Baa3         12,325      12,692,532
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         37,950      36,242,250
  Russian Ministry of Finance, (Russia),
    10.00%, 06/26/07..............................      Ba2           7,800       7,226,700
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2           6,900       8,176,500
                                                                             --------------
                                                                                198,183,376
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,787,932,280)....................................................   2,779,026,495
                                                                             --------------

COMMON STOCKS -- 32.5%                                 SHARES
                                                    -------------
AEROSPACE -- 0.8%
  AlliedSignal, Inc...............................        196,400       7,647,325
  GenCorp, Inc....................................        100,000       2,500,000
  Litton Industries, Inc. (b).....................         78,900       4,536,750
  Lockheed Martin Corp............................        193,000      19,010,500
  Parker-Hannifin Corp. (b).......................         43,925       2,015,059
  Raytheon Co. (Class "A" Stock) (b)..............          7,295         359,749
                                                                   --------------
                                                                       36,069,383
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (b)...................................         84,700      10,883,950
  US Airways Group, Inc. (b)......................        114,900       7,181,250
                                                                   --------------
                                                                       18,065,200
                                                                   --------------
APPAREL -- 0.0%
  Phillips-Van Heusen Corp........................         96,300       1,372,275
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Chrysler Corp...................................        147,800       5,200,712
  Ford Motor Co...................................         95,600       4,654,525
  General Motors Corp.............................        111,000       6,729,375
  Mascotech, Inc..................................         96,000       1,764,000
  Titan International, Inc........................        102,950       2,065,434
                                                                   --------------
                                                                       20,414,046
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.4%
  BankAmerica Corp................................        172,000      12,556,000
  Barnett Banks, Inc..............................        179,600      12,908,750
  Chase Manhattan Corp............................        213,800      23,411,100
  Citicorp........................................         56,800       7,181,650
  Fleet Financial Group, Inc......................        166,100      12,447,119
                                                                   --------------
                                                                       68,504,619
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
CHEMICALS -- 0.2%
  Ferro Corp......................................        137,100  $    3,333,244
  Millennium Chemicals, Inc.......................        148,927       3,509,092
  OM Group, Inc...................................         64,400       2,358,650
                                                                   --------------
                                                                        9,200,986
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (b)...............................        373,700      12,845,937
                                                                   --------------
COMPUTER SERVICES -- 1.5%
  Autodesk, Inc...................................        671,600      24,849,200
  BMC Software, Inc. (b)..........................        296,400      19,451,250
  Cadence Design Systems, Inc. (b)................        693,800      16,998,100
  Microsoft Corp. (a).............................         67,900       8,776,075
                                                                   --------------
                                                                       70,074,625
                                                                   --------------
COMPUTERS -- 2.1%
  3Com Corp. (b)..................................        519,600      18,153,525
  Cisco Systems, Inc. (b).........................        436,050      24,309,787
  Compaq Computer Corp............................        245,300      13,844,119
  Digital Equipment Corp. (b).....................         99,200       3,670,400
  International Business Machines Corp............        179,800      18,800,337
  Sun Microsystems, Inc. (b)......................        552,900      22,046,887
                                                                   --------------
                                                                      100,825,055
                                                                   --------------
CONSTRUCTION -- 0.2%
  Oakwood Homes Corp..............................        141,600       4,699,350
  Standard Pacific Corp...........................        156,600       2,466,450
  Webb Corp.......................................        142,600       3,707,600
                                                                   --------------
                                                                       10,873,400
                                                                   --------------
CONSUMER-APPLIANCES -- 0.3%
  Sunbeam Corp.,..................................        293,000      12,342,625
                                                                   --------------
CONTAINERS -- 0.0%
  Owens-Illinois, Inc. (b)........................         58,300       2,211,756
                                                                   --------------
COSMETICS & SOAPS -- 0.5%
  Avon Products, Inc..............................        425,600      26,121,200
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp..................................        289,800      12,914,212
  General Electric Co.............................        408,600      29,981,025
  Whitman Corp....................................        135,000       3,518,437
                                                                   --------------
                                                                       46,413,674
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  American Home Products Corp.,...................        315,500      24,135,750
  Biogen, Inc. (b)................................        532,500      19,369,687
  Bristol-Myers Squibb Co.........................        308,700      29,210,737
  Cardinal Health, Inc............................        300,300      22,560,037
  Guidant Corp....................................        202,400      12,599,400
  Medtronic, Inc..................................        398,500      20,846,531
  Novartis Corp., AG, ADR (Switzerland)...........         84,100       6,833,125
  Pfizer, Inc.....................................        253,800      18,923,962
  Warner-Lambert Co...............................        190,400      23,609,600
                                                                   --------------
                                                                      178,088,829
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.0%
  Belden, Inc.....................................         68,200       2,404,050
                                                                   --------------
ELECTRONICS -- 0.5%
  Intel Corp......................................         79,600       5,591,900
  National Semiconductor Corp. (b)................        738,400      19,152,250
                                                                   --------------
                                                                       24,744,150
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.0%
  Giant Cement Holdings, Inc. (b).................         59,100       1,366,687
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.5%
  U.S.A. Waste Services, Inc. (b).................        651,100      25,555,675
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
EXPLORATION & PRODUCTION -- 0.0%
  Apex Silver Mines Ltd. (b)......................         83,600  $    1,065,900
                                                                   --------------
FINANCIAL SERVICES -- 1.6%
  Fannie Mae......................................         24,900       1,420,856
  Lehman Brothers Holdings, Inc...................        254,000      12,954,000
  Merrill Lynch & Co., Inc........................         59,200       4,317,900
  Morgan Stanley, Dean Witter, Discover & Co.,....        334,090      19,753,071
  Schwab (Charles) Corp...........................        417,600      17,513,100
  Travelers Group, Inc............................        357,967      19,285,472
                                                                   --------------
                                                                       75,244,399
                                                                   --------------
FOOD & BEVERAGES -- 1.3%
  PepsiCo, Inc....................................        740,500      26,981,969
  Quaker Oats Co..................................        317,300      16,737,575
  Ralston-Ralston Purina Group....................        205,600      19,107,950
                                                                   --------------
                                                                       62,827,494
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Boise Cascade Corp.,............................        145,600       4,404,400
  Champion International Corp.....................         96,200       4,359,062
  Louisiana-Pacific Corp..........................        100,400       1,907,600
  Mead Corp.......................................         96,500       2,702,000
  Willamette Industries, Inc......................         70,300       2,262,781
                                                                   --------------
                                                                       15,635,843
                                                                   --------------
HEALTHCARE -- 0.1%
  A.O. Smith Corp.................................         71,500       3,020,875
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp.,..................        203,800       6,037,575
  Healthsouth Corp. (b)...........................        779,300      21,625,575
                                                                   --------------
                                                                       27,663,150
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.0%
  Leggett & Platt, Inc............................         58,300       2,441,312
                                                                   --------------
HOUSING RELATED -- 0.2%
  Hanson, PLC, ADR (United Kingdom)...............        260,962       6,018,436
  Owens Corning...................................        100,100       3,415,912
                                                                   --------------
                                                                        9,434,348
                                                                   --------------
INSURANCE -- 1.2%
  Allstate Corp...................................        150,000      13,631,250
  Berkley (WR) Corp...............................         43,100       1,891,012
  Financial Security Assurance Holdings Ltd.,.....         34,600       1,669,450
  Loews Corp......................................         29,500       3,130,687
  PennCorp Financial Group, Inc...................         81,600       2,912,100
  Provident Companies, Inc........................         54,300       2,097,337
  Reinsurance Group of America, Inc...............        117,450       4,998,966
  TIG Holdings, Inc...............................         86,900       2,883,994
  Trenwick Group, Inc.............................         65,950       2,481,369
  United Healthcare Corp..........................        377,000      18,732,187
  Western National Corp...........................        134,500       3,984,562
                                                                   --------------
                                                                       58,412,914
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.0%
  Flowserve Corp..................................         40,186       1,122,696
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        398,800      22,083,550
                                                                   --------------
MACHINERY -- 0.2%
  Case Corp.......................................         88,400       5,342,675
  DT Industries, Inc..............................         36,400       1,237,600
  Global Industrial
    Technologies, Inc. (b)........................         62,400       1,056,900
  Paxar Corp. (b).................................        233,725       3,462,052
                                                                   --------------
                                                                       11,099,227
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MANUFACTURING -- 1.0%
  Illinois Tool Works, Inc. (b)...................        181,300  $   10,900,663
  Tyco International, Ltd.........................        802,800      36,176,175
                                                                   --------------
                                                                       47,076,838
                                                                   --------------
MEDIA -- 0.2%
  Central Newspapers, Inc. (Class "A" Stock)......         50,800       3,756,025
  Houghton Mifflin Co.............................         59,700       2,290,988
  Knight-Ridder, Inc..............................         59,200       3,078,400
  Lee Enterprises, Inc............................         51,700       1,528,381
                                                                   --------------
                                                                       10,653,794
                                                                   --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc., (b)........        198,200      12,883,000
                                                                   --------------
METALS-FERROUS -- 0.2%
  Bethlehem Steel Corp. (b).......................        225,200       1,942,350
  LTV Corp........................................        208,300       2,030,925
  Material Sciences Corp. (b).....................         98,500       1,200,469
  National Steel Corp. (Class "B" Stock) (b)......         42,900         496,031
  USX-U.S. Steel Group............................         61,800       1,931,250
                                                                   --------------
                                                                        7,601,025
                                                                   --------------
METALS-NON FERROUS -- 0.2%
  Aluminum Company of America.....................        147,600      10,387,350
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  Coltec Industries, Inc. (b).....................         44,400       1,029,525
  Donaldson, Co...................................         55,500       2,500,969
  IDEX Corp.......................................         61,100       2,130,863
  Mark IV Industries, Inc.........................         87,942       1,923,731
  Trinity Industries, Inc.........................         53,100       2,369,588
  Wolverine Tube, Inc. (b)........................         37,600       1,165,600
  York International Corp.........................         27,400       1,084,013
                                                                   --------------
                                                                       12,204,289
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  Eastman Kodak Co................................         29,200       1,775,725
  Unilever N.V., ADR (United Kingdom).............        237,000      14,797,688
                                                                   --------------
                                                                       16,573,413
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.2%
  CBS Corp........................................        207,400       6,105,338
  Energy Group, PLC, ADR (United Kingdom).........         49,862       2,225,092
                                                                   --------------
                                                                        8,330,430
                                                                   --------------
OIL & GAS -- 1.3%
  Basin Exploration, Inc. (b).....................         17,700         314,175
  Cabot Oil & Gas Corp. (Class "A" Stock).........         90,100       1,751,319
  Cross Timbers Oil Co............................        296,300       7,388,981
  Elf Aquitaine SA, ADR (France)..................        126,900       7,439,513
  Enron Oil & Gas Co..............................         49,200       1,042,425
  Murphy Oil Corp.................................         28,100       1,522,669
  Noble Affiliates, Inc.,.........................        196,700       6,933,675
  Pioneer Natural Resources Co....................        325,044       9,405,961
  Seagull Energy Corp. (b)........................         63,700       1,313,813
  Total SA (Class "B" Stock) (France).............        126,800       7,037,400
  Unocal Corp.....................................        389,700      15,125,231
  Western Gas Resources, Inc.,....................        104,700       2,316,488
                                                                   --------------
                                                                       61,591,650
                                                                   --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp.....................................        498,500      17,478,656
  Halliburton Co..................................        595,200      30,913,200
  J. Ray McDermott, SA (b)........................        166,500       7,159,500

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  McDermott International, Inc....................        307,700  $   11,269,513
  Oryx Energy Co. (b).............................        125,500       3,200,250
                                                                   --------------
                                                                       70,021,119
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Crescent Operating, Inc. (b)....................         17,360         425,320
  Crescent Real Estate Equities, Inc..............        166,300       6,548,063
  Equity Residential Properties Trust.............         14,600         738,213
                                                                   --------------
                                                                        7,711,596
                                                                   --------------
RETAIL -- 4.2%
  Bombay Company, Inc. (b)........................        141,500         654,438
  Borders Group, Inc. (b).........................        656,000      20,541,000
  Charming Shoppes, Inc. (b)......................        824,800       3,866,250
  Consolidated Stores Corp. (b)...................        466,900      20,514,419
  Costco Companies, Inc. (b)......................        373,200      16,654,050
  CVS Corp........................................        157,900      10,115,469
  Designs, Inc. (b)...............................         52,800         158,400
  Dillards, Inc. (Class "A" Stock)................         32,200       1,135,050
  Federated Department Stores, Inc. (b)...........        242,700      10,451,269
  Home Depot, Inc.................................        276,050      16,252,444
  Jan Bell Marketing, Inc. (b)....................        153,800         384,500
  Kmart Corp. (b).................................        619,600       7,164,125
  Kroger Co. (b)..................................        407,400      15,048,338
  Liz Claiborne, Inc..............................        276,600      11,565,338
  Rite Aid Corp...................................        241,700      14,184,769
  Safeway, Inc. (b)...............................        407,800      25,793,350
  Tandy Corp......................................         47,500       1,831,719
  The Limited, Inc................................        215,300       5,490,150
  The TJX Companies, Inc..........................        449,600      15,455,000
  Toys 'R' Us, Inc. (b)...........................         88,700       2,788,506
                                                                   --------------
                                                                      200,048,584
                                                                   --------------
RUBBER -- 0.1%
  Goodyear Tire & Rubber Co.......................         39,800       2,532,275
                                                                   --------------
TELECOMMUNICATIONS -- 1.2%
  Alcatel Alsthom, ADR (France)...................        127,000       3,214,688
  Deutsche Telekom, ADR (Germany).................         45,800         853,025
  Nextel Communications, Inc. (Class "A" Stock)
    (b)...........................................        871,500      22,659,000
  Tellabs, Inc. (b)...............................        299,000      15,809,625
  WorldCom, Inc...................................        410,800      12,426,700
                                                                   --------------
                                                                       54,963,038
                                                                   --------------
TEXTILES -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (b)...         73,800       1,891,125
  Pillowtex Corp..................................         18,830         656,696
  Tultex Corp. (b)................................         89,800         364,813
                                                                   --------------
                                                                        2,912,634
                                                                   --------------
TOBACCO -- 0.8%
  Bat Industries, PLC, ADR (United Kingdom).......        107,100       2,008,125
  Phillip Morris Co. Inc..........................        646,700      29,303,594
  RJR Nabisco Holdings Corp.......................        125,800       4,717,500
                                                                   --------------
                                                                       36,029,219
                                                                   --------------
TOYS -- 0.4%
  Mattel, Inc.....................................        475,751      17,721,725
                                                                   --------------
TRUCKING/SHIPPING -- 0.0%
  Yellow Corp. (b)................................         44,300       1,113,038
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc...........................        208,000       5,720,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,331,959,806)..........................................   1,543,620,897
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1997

                                                                       VALUE
PREFERRED STOCKS -- 0.7%                               SHARES         (NOTE 2)
                                                    -------------  --------------
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp.,..................        225,900  $    6,254,606
  Central Hispano Corp.,..........................      1,000,000      26,000,000
                                                                   --------------
                                                                       32,254,606
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).............................................      32,254,606
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,151,360,152)..........................................   4,354,901,998
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
SHORT-TERM INVESTMENTS -- 7.2%                      (UNAUDITED)     (000)
                                                    ------------  ---------
ASSET-BACKED SECURITIES -- 0.3%
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1       $   1,000         991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           4,600       4,560,857
  Falcon Asset Securitization Corp.,
    5.90%, 01/21/98...............................       P1           1,000         996,886
  Restructured Asset Securities Enhanced Return,
    5.95875%, 08/28/98............................       P1           4,000       4,000,000
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           2,000       2,000,000
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1           2,000       1,984,184
  Wood Street Funding Corp.,
    5.83%, 02/13/98...............................       P1           1,000         993,198
                                                                             --------------
                                                                                 15,526,574
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank--Michigan,
    5.00%, 01/30/98...............................       P1           2,000       1,998,356
  US Bank, N.A.,
    5.83094%, 10/21/98............................       P1           1,000         999,358
                                                                             --------------
                                                                                  7,997,714
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURO -- 0.2%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           4,000       4,000,209
  Westdeutsche Landesbank Girozentral, (Germany),
    5.83%, 08/03/98...............................       P1           6,000       5,997,462
                                                                             --------------
                                                                                  9,997,671
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 1.1%
  Canadian Imperial Bank of Commerce, (Canada),
    5.95%, 06/29/98...............................       P1             900         899,706
  Corestates Bank, NA,
    5.7825%, 01/23/98.............................       P1           1,000       1,000,000
  Credit Agricole Indosuez,
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           7,000       6,998,241
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Kansallis-Osake Pankki, N.Y., (Finland),
    6.125%, 05/15/98..............................       A3       $   6,160  $    6,160,000
    9.75%, 12/15/98...............................      Baa1         16,950      17,472,908
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,775       2,802,750
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Swiss Bank Corp.,
    5.77%, 01/30/98...............................       P1           2,000       1,999,421
                                                                             --------------
                                                                                 53,613,180
                                                                             --------------
COMMERCIAL PAPER -- 3.4%
  Aon Corp.,
    5.79%, 03/12/98...............................       P2             880         870,234
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,000         993,719
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           6,000       5,992,907
  BP America,
    6.90%, 01/02/98...............................       P1           6,500       6,500,000
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,088,291
  Coca-Cola Enterprises,
    5.65%, 03/12/98...............................       P2           3,000       2,967,512
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,498,000
    6.09%, 11/09/98...............................      Baa1         34,000      34,009,860
    6.29%, 10/22/98...............................      Baa1          5,000       5,009,900
    6.689%, 05/22/98..............................      Baa1          9,000       9,024,300
  Duke Capital Corp.,
    5.90%, 01/23/98...............................       P2           1,000         996,558
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    7.875%, 03/15/98 (b)..........................      Baa2          9,925       9,961,921
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa3          3,000       3,045,750
  Finova Capital Corp.,
    5.75%, 02/04/98...............................       P2           3,400       3,382,079
  First USA Bank,
    8.20%, 02/15/98...............................      Baa3         11,500      11,521,275
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  Honeywell Inc.,
    6.75%, 01/02/98...............................       P1           4,250       4,250,000
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           2,000       1,970,981
    5.74%, 04/28/98...............................       P1           1,600       1,570,407
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Newell Co.,
    6.80%, 01/02/98...............................       P1           6,500       6,500,000
  Old Line Funding Corp.,
    5.90%, 01/21/98...............................      A1+           1,000         996,886
  PHH Corp.,
    6.75%, 01/02/98...............................       P1           6,500       6,500,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           2,000       1,976,320
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3       $   1,000  $    1,000,220
  Xerox Capital (Europe) PLC
    5.75%, 02/05/98...............................       P1           3,000       2,983,708
    5.79%, 02/12/98...............................       P1             875         869,230
    6.85%, 01/02/98...............................       P1           2,610       2,610,000
                                                                             --------------
                                                                                156,055,189
                                                                             --------------
MEDIUM TERM NOTES -- 0.2%
  Ford Motor Credit Corp.,
    9.00%, 03/25/98...............................       P1           1,200       1,208,318
  General Motors Acceptance Corp.,
    5.76825%, 09/21/98............................       P1           3,000       2,997,564
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1           4,000       3,998,626
  Morgan Stanley Group, Inc.,
    6.34%, 03/09/98...............................       P1           1,000       1,000,606
  Suntrust Banks, Inc.,
    8.875%, 02/01/98..............................       P1             805         806,820
                                                                             --------------
                                                                                 10,011,934
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.1%
  Association Corp. of America,
    6.125%, 02/01/98..............................       P1           2,040       2,039,976
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,700       2,709,664
                                                                             --------------
                                                                                  4,749,640
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.0%
  United States Treasury Bills,
    5.045%, 03/19/98 (a)..........................                      700         692,545
    5.165%, 01/22/98 (a)..........................                      300         299,139
    5.29%, 03/19/98 (a)...........................                      400         395,533
                                                                             --------------
                                                                                  1,387,217
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................                $  81,783  $   81,783,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $340,697,062)......................................................     341,122,119
                                                                             --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $4,491,825,742; Note 6)............................................   4,696,024,117
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (c) -- (0.0%)..................................................        (653,438)
OTHER ASSETS IN EXCESS OF LIABILITIES --
  1.0%.....................................................................      48,861,360
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,744,232,039
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    AG      Aktiengesellschaft (German Stock Company)
    M.T.N.  Medium Term Note
    PLC     Public Limited Company (British Corporation)
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Open futures contracts as of December 31, 1997 are as follows:

NUMBER OF                        EXPIRATION    VALUE AT         VALUE AT        APPRECIATION/
CONTRACTS          TYPE             DATE      TRADE DATE    DECEMBER 31, 1997    DEPRECIATION
Long Position:
    61     S&P 500 Index           Mar 98     15,095,625          14,931,275      (164,350)
   318     U.S. Treasury 5 Yr.     Mar 98     34,423,500          34,542,750       119,250
   166     U.S. Treasury 5 Yr.     Mar 98     19,931,438          19,997,813        66,375
Short Position:
   637     U.S. Treasury 5 Yr.     Mar 98     75,803,000          76,738,594      (935,594)
   365     U.S. Treasury 5 Yr.     Mar 98     39,488,438          39,648,125      (159,687)
  1181     U.S. Treasury 10 Yr.    Mar 98    131,755,312         132,456,531      (701,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                           FLEXIBLE MANAGED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.8%
                                                                       VALUE
COMMON STOCKS -- 57.6%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  AlliedSignal, Inc...............................        289,300  $   11,264,619
  GenCorp, Inc....................................        428,200      10,705,000
  Litton Industries, Inc. (a).....................        324,400      18,653,000
  Lockheed Martin Corp............................        272,900      26,880,650
  Raytheon Co. (Class "A" Stock)..................         30,252       1,491,826
                                                                   --------------
                                                                       68,995,095
                                                                   --------------
AIRLINES -- 1.4%
  AMR Corp. (a)...................................        346,000      44,461,000
  USAir Group, Inc. (a)...........................        491,700      30,731,250
                                                                   --------------
                                                                       75,192,250
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.5%
  Chrysler Corp...................................        632,700      22,263,131
  Ford Motor Co...................................        301,300      14,669,544
  General Motors Corp.............................        474,400      28,760,500
  Mascotech, Inc..................................        411,300       7,557,637
  Titan International, Inc........................        440,700       8,841,544
                                                                   --------------
                                                                       82,092,356
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  BankAmerica Corp................................        243,900      17,804,700
  Barnett Banks, Inc..............................        254,200      18,270,625
  Chase Manhattan Corp............................        302,100      33,079,950
  Citicorp........................................         80,500      10,178,219
  Fleet Financial Group, Inc......................        235,100      17,617,806
                                                                   --------------
                                                                       96,951,300
                                                                   --------------
CHEMICALS -- 0.7%
  Ferro Corp......................................        586,950      14,270,222
  Millennium Chemicals, Inc.......................        637,700      15,025,806
  OM Group, Inc...................................        275,900      10,104,837
                                                                   --------------
                                                                       39,400,865
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (a)...............................        529,500      18,201,562
                                                                   --------------
COMPUTERS -- 2.2%
  3Com Corp. (a)..................................        737,000      25,748,937
  Compaq Computer Corp............................        346,700      19,566,881
  Digital Equipment Corp. (a).....................        424,700      15,713,900
  International Business Machines Corp............        254,400      26,600,700
  Sun Microsystems, Inc. (a)......................        781,100      31,146,362
                                                                   --------------
                                                                      118,776,780
                                                                   --------------
COMPUTER SERVICES -- 2.4%
  Autodesk, Inc...................................        951,300      35,198,100
  BMC Software, Inc. (a)..........................        419,800      27,549,375
  Cadence Design Systems, Inc. (a)................        979,500      23,997,750
  Cisco Systems, Inc. (a).........................        617,100      34,403,325
  Microsoft Corp..................................         95,800      12,382,150
                                                                   --------------
                                                                      133,530,700
                                                                   --------------
CONSTRUCTION -- 0.8%
  Oakwood Homes Corp..............................        606,400      20,124,900
  Standard Pacific Corp...........................        670,400      10,558,800
  Webb Corp.......................................        611,100      15,888,600
                                                                   --------------
                                                                       46,572,300
                                                                   --------------
CONTAINERS -- 0.2%
  Owens-Illinois, Inc. (a)........................        250,000       9,484,375
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Avon Products, Inc..............................        595,600      36,554,950
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED OPERATIONS -- 1.7%
  Cognizant Corp..................................        410,000  $   18,270,625
  General Electric Co.............................        577,200      42,352,050
  Loews Corp......................................        175,000      18,571,875
  Whitman Corp....................................        578,000      15,064,125
                                                                   --------------
                                                                       94,258,675
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.6%
  American Home Products Corp.....................        446,600      34,164,900
  Biogen, Inc. (a)................................        752,300      27,364,912
  Bristol-Myers Squibb Co.........................        453,400      42,902,975
  Cardinal Health, Inc............................        425,100      31,935,637
  Guidant Corp....................................        284,900      17,735,025
  Medtronic, Inc..................................        564,000      29,504,250
  Novartis Corp., AG, ADR (Switzerland)...........        114,200       9,278,750
  Pfizer, Inc.....................................        359,600      26,812,675
  Warner-Lambert Co...............................        269,000      33,356,000
                                                                   --------------
                                                                      253,055,124
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.2%
  Baldor Electric Co..............................              1              29
  Belden, Inc.....................................        292,200      10,300,050
                                                                   --------------
                                                                       10,300,079
                                                                   --------------
ELECTRONICS -- 0.6%
  Intel Corp......................................        112,500       7,903,125
  National Semiconductor Corp. (a)................      1,029,600      26,705,250
                                                                   --------------
                                                                       34,608,375
                                                                   --------------
ENERGY -- 0.2%
  Energy Group, PLC, ADR (United Kingdom).........        218,900       9,768,413
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        259,600       6,003,250
                                                                   --------------
ENVIRONMENTAL SERVICES -- 1.1%
  U.S.A. Waste Services, Inc. (a).................        920,200      36,117,850
  Waste Management, Inc...........................        872,300      23,988,250
                                                                   --------------
                                                                       60,106,100
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Federal National Mortgage Association...........         35,100       2,002,894
  Lehman Brothers Holdings, Inc...................      1,087,300      55,452,300
  Merrill Lynch & Co., Inc........................        253,100      18,460,481
  Morgan Stanley, Dean Witter, Discover & Co......        632,195      37,378,529
  Schwab (Charles) Corp...........................        589,900      24,738,931
  Travelers Group, Inc............................        763,266      41,120,956
                                                                   --------------
                                                                      179,154,091
                                                                   --------------
FOOD & BEVERAGES -- 2.0%
  PepsiCo, Inc....................................      1,047,900      38,182,856
  Quaker Oats Co..................................        448,500      23,658,375
  Ralston-Ralston Purina Group....................        291,000      27,044,812
  RJR Nabisco Holdings Corp.......................        538,700      20,201,250
                                                                   --------------
                                                                      109,087,293
                                                                   --------------
FOREST PRODUCTS -- 1.3%
  Boise Cascade Corp..............................        700,000      21,175,000
  Champion International Corp.....................        412,200      18,677,812
  Louisiana-Pacific Corp..........................        412,200       7,831,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Mead Corp.......................................        413,200  $   11,569,600
  Willamette Industries, Inc......................        301,600       9,707,750
                                                                   --------------
                                                                       68,961,962
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.0%
  Columbia/HCA Healthcare Corp....................        855,000      25,329,375
  Healthsouth Corp. (a)...........................      1,101,400      30,563,850
                                                                   --------------
                                                                       55,893,225
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.5%
  Leggett & Platt, Inc............................        249,500      10,447,812
  Sunbeam Corp....................................        415,000      17,481,875
                                                                   --------------
                                                                       27,929,687
                                                                   --------------
HOUSING RELATED -- 0.7%
  Hanson, PLC, ADR (United Kingdom)...............      1,046,700      24,139,519
  Owens Corning...................................        429,000      14,639,625
                                                                   --------------
                                                                       38,779,144
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.2%
  Parker-Hannifin Corp............................        187,500       8,601,563
                                                                   --------------
INSURANCE -- 2.6%
  Allstate Corp...................................        212,000      19,265,500
  Berkley (WR) Corp...............................        186,450       8,180,494
  Financial Security Assurance Holdings Ltd.......        148,500       7,165,125
  PennCorp Financial Group, Inc...................        349,600      12,476,350
  Provident Companies, Inc........................        232,600       8,984,175
  Reinsurance Group of America, Inc...............        503,100      21,413,194
  TIG Holdings, Inc...............................        372,300      12,355,706
  Trenwick Group, Inc.............................        289,700      10,899,962
  United Healthcare Corp..........................        532,700      26,468,531
  Western National Corp...........................        575,900      17,061,037
                                                                   --------------
                                                                      144,270,074
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        563,300      31,192,737
                                                                   --------------
MACHINERY -- 0.9%
  Case Corp.......................................        378,500      22,875,594
  DT Industries, Inc..............................        155,600       5,290,400
  Global Industrial Technologies, Inc. (a)........        273,600       4,634,100
  Paxar Corp. (a).................................      1,011,875      14,988,398
                                                                   --------------
                                                                       47,788,492
                                                                   --------------
MANUFACTURING -- 1.6%
  A.O. Smith Corp.................................        306,300      12,941,175
  Flowserve Corp..................................        171,691       4,796,617
  Illinois Tool Works, Inc........................        256,100      15,398,012
  Tyco International, Ltd.........................      1,134,202      51,109,978
                                                                   --------------
                                                                       84,245,782
                                                                   --------------
MEDIA -- 0.8%
  Central Newspapers, Inc. (Class "A" Stock)......        217,600      16,088,800
  Houghton Mifflin Co.............................        255,200       9,793,300
  Knight-Ridder, Inc..............................        253,000      13,156,000
  Lee Enterprises, Inc............................        221,400       6,545,137
                                                                   --------------
                                                                       45,583,237
                                                                   --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc. (a).........        280,000      18,200,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        958,000  $    8,262,750
  LTV Corp........................................        892,000       8,697,000
  Material Sciences Corp. (a).....................        421,800       5,140,687
  National Steel Corp. (Class "B" Stock) (a)......        183,200       2,118,250
  USX-U.S. Steel Group............................        265,100       8,284,375
                                                                   --------------
                                                                       32,503,062
                                                                   --------------
METALS-NON FERROUS -- 0.8%
  Aluminum Company of America.....................        632,400      44,505,150
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Coltec Industries, Inc. (a).....................        190,000       4,405,625
  Donaldson, Co...................................        237,800      10,715,862
  IDEX Corp.......................................        261,500       9,119,813
  Mark IV Industries, Inc.........................        376,900       8,244,688
  Trinity Industries, Inc.........................        227,000      10,129,875
  Wolverine Tube, Inc. (a)........................        164,600       5,102,600
  York International Corp.........................        117,200       4,636,725
                                                                   --------------
                                                                       52,355,188
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Eastman Kodak Co................................        120,000       7,297,500
  Unilever N.V., ADR (United Kingdom).............        334,000      20,854,125
                                                                   --------------
                                                                       28,151,625
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.5%
  CBS Corp........................................        892,600      26,275,913
                                                                   --------------
OIL & GAS -- 3.0%
  Basin Exploration, Inc. (a).....................         75,700       1,343,675
  Cabot Oil & Gas Corp. (Class "A" Stock).........        385,700       7,497,044
  Cross Timbers Oil Co............................        417,400      10,408,913
  Elf Aquitaine SA, ADR (France)..................        544,200      31,903,725
  Enron Oil & Gas Co..............................        210,600       4,462,088
  Murphy Oil Corp.................................        120,900       6,551,269
  Noble Affiliates, Inc...........................        426,300      15,027,075
  Pioneer Natural Resources Co....................      1,426,731      41,286,028
  Seagull Energy Corp. (a)........................        260,200       5,366,625
  Total SA (Class "B" Stock) (France).............        179,200       9,945,600
  Unocal Corp.....................................        550,500      21,366,281
  Western Gas Resources, Inc......................        448,500       9,923,063
                                                                   --------------
                                                                      165,081,386
                                                                   --------------
OIL & GAS SERVICES -- 3.0%
  Apache Corp.....................................        704,200      24,691,013
  Halliburton Co..................................        844,100      43,840,444
  J. Ray McDermott, SA (a)........................        713,300      30,671,900
  McDermott International, Inc....................      1,345,700      49,286,263
  Oryx Energy Co. (a).............................        537,500      13,706,250
                                                                   --------------
                                                                      162,195,870
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)......................        360,900       4,601,475
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Crescent Operating, Inc. (a)....................         71,240       1,745,380
  Crescent Real Estate Equities, Inc..............        712,400      28,050,750
  Equity Residential Properties Trust.............        160,000       8,090,000
                                                                   --------------
                                                                       37,886,130
                                                                   --------------
RETAIL -- 6.4%
  Bombay Company, Inc. (a)........................        605,900       2,802,288
  Borders Group, Inc. (a).........................        927,500      29,042,344

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Charming Shoppes, Inc. (a)......................      3,532,600  $   16,559,063
  Consolidated Stores Corp. (a)...................        661,800      29,077,838
  Costco Companies, Inc. (a)......................        526,000      23,472,750
  CVS Corp........................................        223,000      14,285,938
  Designs, Inc. (a)...............................        216,200         648,600
  Dillards, Inc. (Class "A" Stock)................        138,100       4,868,025
  Federated Department Stores, Inc. (a)...........        342,800      14,761,825
  Home Depot, Inc.................................        390,000      22,961,250
  Jan Bell Marketing, Inc. (a)....................        658,700       1,646,750
  K mart Corp. (a)................................      2,646,900      30,604,781
  Kroger Co. (a)..................................        575,200      21,246,450
  Liz Claiborne, Inc..............................        391,300      16,361,231
  Phillips-Van Heusen Corp........................        412,600       5,879,550
  Rite Aid Corp...................................        341,400      20,035,913
  Safeway, Inc. (a)...............................        576,300      36,450,975
  Tandy Corp......................................        203,800       7,859,038
  The Limited, Inc................................        837,400      21,353,700
  The TJX Companies, Inc..........................        637,200      21,903,750
  Toys 'R' Us, Inc. (a)...........................        379,600      11,933,675
                                                                   --------------
                                                                      353,755,734
                                                                   --------------
RUBBER -- 0.2%
  Goodyear Tire & Rubber Co.......................        170,800      10,867,150
                                                                   --------------
TELECOMMUNICATIONS -- 1.6%
  Alcatel Alsthom, ADR (France)...................        543,800      13,764,938
  Deutsche Telekom, ADR (Germany).................        196,100       3,652,363
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................      1,242,000      32,292,000
  Tellabs, Inc. (a)...............................        422,500      22,339,688
  WorldCom, Inc...................................        579,500      17,529,875
                                                                   --------------
                                                                       89,578,864
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        316,400       8,107,750
  Pillowtex Corp..................................         78,333       2,731,856
  Tultex Corp. (a)................................        384,400       1,561,625
                                                                   --------------
                                                                       12,401,231
                                                                   --------------
TOBACCO -- 1.0%
  Bat Industries, PLC, ADR (United Kingdom).......        458,600       8,598,750
  Phillip Morris Co. Inc..........................      1,034,900      46,893,906
                                                                   --------------
                                                                       55,492,656
                                                                   --------------
TOYS -- 0.5%
  Mattel, Inc.....................................        672,700      25,058,075
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp. (a)................................        189,400       4,758,675
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,741,915,742)..........................................   3,159,008,020
                                                                   --------------

PREFERRED STOCKS -- 0.5%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Corp............................      1,000,000      26,000,000
                                                                   --------------
    (cost $25,440,000)

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 35.8%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 2.3%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,379,695
    10.375%, 02/01/11 (c).........................      Ba1          25,750      33,388,737
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         19,500      23,372,310
    11.21%, 05/01/14..............................      Baa3         17,500      24,540,425
                                                                             --------------
                                                                                126,625,826
                                                                             --------------
APPAREL MANUFACTURING -- 0.4%
  Nine West Group, Inc.,
    8.375%, 08/15/05..............................      Ba2          25,000      23,937,500
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,012,400
  MBNA Master Credit Card Trust,
    5.976%, 11/15/02..............................      Aaa           1,000       1,000,312
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (b)...........................      Aaa           4,500       4,453,560
                                                                             --------------
                                                                                  9,466,272
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.5%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banc One Corp.,
    5.876%, 09/30/99..............................      Aa3           5,000       5,010,400
  Banco Ganadero, SA, (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05 (b)...........................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 (b)..........................      Ba1          43,000      25,198,430
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           5,400       5,413,500
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           2,500       2,495,000
  BT Securities Corp.,
    6.125%, 02/24/00..............................       A3           5,000       4,955,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,225,757
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3           5,000       5,000,000
  Chemical Banking,
    6.075%, 02/28/00..............................      Aa3           6,000       6,009,240
  Citicorp, M.T.N.,
    6.045%, 05/15/00..............................      Aa3          10,000      10,031,800
  First Chicago NBD Corp.,
    5.986%, 06/10/02..............................       A1          10,000       9,989,600
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         14,200      15,060,804

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/01/49 (b)...........................       A3       $   9,000  $    9,180,000
  Key Bank N.A.
    5.875%, 08/29/00..............................      Aa3           7,000       6,950,020
  MBNA America Bank N.A.,
    5.973%, 07/18/01..............................      Baa1          5,000       4,965,500
  MBNA Corp.,
    6.288%, 09/08/00..............................      Baa2          3,000       2,991,000
  Merita Bank, Ltd.,
    7.50%, 12/29/49 (b)...........................       NR          12,000      12,312,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,700,000
    6.60%, 12/10/07...............................       A1           5,000       5,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800
  Norwest Corp.,
    5.863%, 11/13/01..............................      Aa3           6,450       6,446,130
  Okobank, (Finland),
    7.20%, 10/29/49 (c)...........................       A3          12,500      12,640,625
    7.312%, 09/27/49 (b)..........................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (b)...........................      Aa3           5,000       5,032,600
  Siam Commercila, (Thailand),
    7.50%, 03/15/06 (b)...........................      Ba1          14,500       9,425,000
  Suntrust Bank, Inc.,
    5.889%, 04/22/02..............................       A1          10,000       9,979,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49 (b)..........................       A1           5,000       5,037,500
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (b)...........................      Ba1          20,000      12,000,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                302,152,738
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  Roger Cablesystems, Inc., (Canada)
    10.00%, 03/15/05..............................      Ba3           2,000       2,200,000
  Tele-Communications, Inc.,
    6.656%, 12/20/00..............................      Ba1           5,000       5,012,500
    7.375%, 02/15/00..............................      Ba1           6,000       6,115,800
    7.875%, 08/01/13..............................      Ba1          43,750      47,056,187
    8.25%, 01/15/03...............................      Ba1           8,000       8,543,120
    9.875%, 06/15/22..............................      Ba1          12,878      16,782,996
                                                                             --------------
                                                                                 85,710,603
                                                                             --------------
CHEMICALS -- 0.2%
  Reliance Industries Ltd., (India),
    9.375%, 06/24/26..............................      Baa3         12,000      12,045,000
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSULTING -- 0.3%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1      $  12,500  $   12,513,250
    6.375%, 11/30/01..............................      Baa1          2,700       2,700,000
                                                                             --------------
                                                                                 15,213,250
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           4,000       4,004,080
                                                                             --------------
FINANCIAL SERVICES -- 5.3%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,600,000
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Caterpillar Financial Services,
    5.829%, 04/10/00..............................       A2           5,000       5,011,850
  Conseco, Inc.,
    8.70%, 11/15/26 (c)...........................      Baa3         32,538      36,378,552
    8.796%, 04/01/27..............................      Ba2          29,000      32,368,930
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         20,700      20,797,290
    6.95%, 03/01/04...............................      Baa2          7,500       7,650,000
    7.00%, 06/15/00...............................      Baa3         13,500      13,769,460
  Ford Credit Europe PLC,
    6.086%, 12/20/99..............................       A1          10,000      10,010,000
  General Motors Acceptance Corp., M.T.N.,
    5.813%, 10/30/00..............................       A3          10,000       9,941,250
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1         10,000       9,937,500
    6.40%, 08/30/00 (c)...........................      Baa1         93,250      93,133,437
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         23,100      24,486,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
                                                                             --------------
                                                                                290,489,844
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer Daniels,
    6.95%, 12/15/2097.............................      Aa3          19,700      19,956,888
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
                                                                             --------------
                                                                                 24,965,538
                                                                             --------------
FOREST PRODUCTS -- 0.4%
  UPM-Kymmene Corp.,
    7.45%, 11/26/27...............................      Baa1         23,400      24,014,250
                                                                             --------------
INVESTMENT BANKING -- 1.9%
  Merrill Lynch Pierce, Fenner & Smith, Inc.,
    5.935%, 11/14/00..............................       A3          10,000       9,966,250
  Morgan Stanley Group, Inc.,
    5.869%, 12/19/01..............................       A1           5,000       4,987,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  PaineWebber Group, Inc.,
    6.206%, 06/03/99..............................      Baa1      $   5,000  $    5,004,000
  Salomon, Inc.,
    6.25%, 10/01/99...............................      Baa1         26,400      26,430,624
    6.50%, 03/01/00...............................       A2          19,000      19,099,560
    6.59%, 02/21/01...............................       A2          23,250      23,443,440
    6.75%, 08/15/03...............................      Baa1          5,000       5,059,400
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
                                                                             --------------
                                                                                102,842,784
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,815       5,921,647
                                                                             --------------
MEDIA -- 3.4%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,323,132
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1           9,250      10,014,050
    8.18%, 08/15/07...............................      Ba1           8,000       8,707,680
    9.125%, 01/15/13..............................      Ba1          39,690      47,261,661
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          18,275      20,504,916
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          23,350      22,943,243
    7.75%, 06/01/05...............................      Ba2          68,800      69,975,792
                                                                             --------------
                                                                                188,730,474
                                                                             --------------
METALS & MINING -- 0.1%
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           7,600       7,676,000
                                                                             --------------
OIL & GAS -- 1.2%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          3,000       3,362,100
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1          20,990      23,351,585
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         33,250      34,169,695
                                                                             --------------
                                                                                 68,282,700
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      24,937,500
                                                                             --------------
RETAIL -- 1.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,848,400
    8.50%, 06/15/03 (b)...........................      Baa2         54,890      59,879,501
    10.00%, 02/15/01..............................      Ba1           8,000       8,811,200
                                                                             --------------
                                                                                 72,539,101
                                                                             --------------
SHIPPING -- 0.1%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................      Baa1          5,650       5,579,375
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
TELECOMMUNICATIONS -- 1.9%
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $   4,000  $    1,920,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          57,000      59,689,830
    7.75%, 04/01/07...............................      Ba1          20,000      21,477,800
    7.75%, 04/01/27...............................      Ba1           6,000       6,592,560
    8.875%, 01/15/06..............................      Ba1          16,000      17,214,720
                                                                             --------------
                                                                                106,894,910
                                                                             --------------
TOBACCO -- 2.4%
  Philip Morris Co. Inc.,
    7.20%, 02/01/07...............................       A2          10,000      10,318,900
    7.50%, 04/01/04...............................       A2          50,000      52,363,500
  RJR Nabisco, Inc.,
    8.50%, 07/01/07...............................      Baa3         12,750      13,592,138
    8.75%, 04/15/04...............................      Baa3          5,000       5,352,750
    8.75%, 08/15/05...............................      Baa3         12,500      13,486,625
    8.75%, 07/15/07...............................      Baa3         25,000      27,110,750
    9.25%, 08/15/13...............................      Baa3          7,000       7,854,350
                                                                             --------------
                                                                                130,079,013
                                                                             --------------
UTILITIES -- 1.4%
  Cleveland Electric Illumination,
    7.88%, 11/01/17...............................      Ba1          27,000      28,503,900
  Consolidated Edison,
    5.998%, 06/15/02..............................       A1           7,000       7,014,420
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/17...............................      Baa1          5,000       5,018,750
    6.875%, 12/15/07..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           6,250       5,519,531
  Southern California Edison Co.,
    6.38%, 09/25/08...............................      Aaa           7,000       7,057,400
                                                                             --------------
                                                                                 78,552,751
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.2%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19 (b).....................                   11,800       3,071,658
  United States Treasury Bonds,
    6.125%, 08/15/07..............................                   10,450      10,739,047
  United States Treasury Notes,
    5.875%, 09/30/02 (c)..........................                    7,650       7,691,846
    6.00%, 08/15/00...............................                    2,750       2,769,773
    6.375%, 08/15/27..............................                   37,910      39,983,298
                                                                             --------------
                                                                                 64,255,622
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 3.4%
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         13,600      12,716,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2       $  12,500  $   11,812,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          35,000      31,500,000
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2           2,000       2,005,313
  Republic of Argentina, (Argentina),
    6.687%, 03/31/05..............................       B1           1,949       1,744,176
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (b)..........................      Baa3         25,000      23,344,250
    8.00%, 06/14/01...............................      Baa3          2,150       2,157,525
    8.75%, 10/06/99...............................      Baa3         12,300      12,666,786
  Republic of Philippines, (The Philippines),
    8.60%, 06/15/27 (b)...........................      Ba1           8,000       6,560,000
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         25,600      24,448,000
  Russian Ministry of Finance, (Russia),
    9.25%, 11/27/01...............................      Ba2          35,000      33,337,500
    10.00%, 06/26/07..............................      Ba2           5,600       5,188,400
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2          11,200      13,272,000
                                                                             --------------
                                                                                186,376,200
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,964,292,103)....................................................   1,966,905,540
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,731,647,845)....................................................   5,151,913,560
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.8%
ASSET-BACKED SECURITIES -- 0.4%
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,100       1,093,091
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1           1,000         991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           5,400       5,354,049
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Restructured Asset Securities Enhanced Return,
    5.958%, 08/28/98..............................       P1           4,000       4,000,000
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           5,000       5,000,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1       $   2,135  $    2,118,116
    5.88%, 01/29/98...............................       P1           1,000         995,590
    5.98%, 01/21/98...............................       P1           1,225       1,221,134
                                                                             --------------
                                                                                 23,746,477
                                                                             --------------
BANK ACCEPTANCE -- 0.1%
  Bank of Montreal, (Canada),
    5.68%, 02/17/98...............................       P1           4,000       3,970,969
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank Michigan,
    5.00%, 01/30/98...............................       P1           3,000       2,997,534
  US Bank, N.A.,
    5.830%, 10/21/98..............................       P1           3,000       2,998,073
                                                                             --------------
                                                                                 10,995,607
                                                                             --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.1%
  Taubman Realty Group,
    6.519%, 07/27/98..............................       P1           5,500       5,517,710
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 0.1%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           3,000       3,000,157
  Westdeutsche Landesbank Girozentral, (Germany),
    5.82%, 08/03/98...............................       P1           2,000       1,999,096
    5.83%, 08/03/98...............................       P1           3,000       2,998,731
                                                                             --------------
                                                                                  7,997,984
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.4%
  Canadian Imperial Bank of Commerce, (Canada),
    5.80%, 03/02/98...............................       P1           1,000         999,485
    5.95%, 06/29/98...............................       P1           3,500       3,498,858
  Credit Agricole Indosuez, (France),
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           5,000       4,998,743
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Societe Generale, (France),
    6.19%, 05/06/98...............................       P1           4,000       3,999,194
                                                                             --------------
                                                                                 21,495,497
                                                                             --------------
COMMERCIAL PAPER -- 1.4%
  American General Finance Corp.,
    5.72%, 03/13/98...............................       P1           2,000       1,977,756
  Aon Corp.,
    5.79%, 03/13/98...............................       P2           1,000         988,742
    5.79%, 03/18/98...............................       P2           1,048       1,035,358
  Associates First Capital Corp.,
    5.79%, 02/04/98...............................       P1           1,000         994,692
  Bank of New York,
    5.75%, 02/06/98...............................       P1           2,285       2,272,226
  Barnett Bank, Inc.,
    6.00%, 01/28/98...............................       P1           3,000       2,987,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  BBL North America,
    6.73%, 01/02/98...............................       P1       $   2,393  $    2,393,000
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           8,000       7,990,542
  BP America, Inc.,
    6.90%, 01/02/98...............................       P1           8,000       8,000,000
  Carnival Corp.,
    5.83%, 01/30/98...............................       P1           1,000         995,466
  Duke Capital Corp.,
    5.90%, 01/21/98...............................       P2           1,900       1,894,084
  First Chicago Financial Corp.,
    5.73%, 02/26/98...............................       P1           2,000       1,982,492
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  General Motors Acceptance Corp.,
    5.76%, 02/09/98...............................       P1           4,000       3,975,680
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           3,000       2,956,472
    5.74%, 04/28/98...............................       P1           2,000       1,963,009
  Newell Co.,
    6.80%, 01/02/98...............................       P1           8,000       8,000,000
  PHH Corp.,
    6.75%, 01/02/98...............................       P2           8,000       8,000,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           3,000       2,964,480
  Xerox Capital PLC,
    5.75%, 02/05/98...............................       P1           3,221       3,203,508
    6.85%, 01/02/98...............................       P1           3,804       3,804,000
  Xerox Overseas Holdings PLC,
    5.79%, 02/10/98...............................       P1             996         989,753
                                                                             --------------
                                                                                 74,360,343
                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,700       2,727,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.5%
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,715       2,724,705
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  General Electric Capital Corp.,
    13.50%, 01/20/98..............................       P1           3,000       3,010,899
  General Motors Acceptance Corp.,
    6.00%, 07/13/98...............................       P1           1,000       1,000,400
    5.786%, 09/21/98..............................       P1           3,500       3,497,158
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1           3,500       3,498,798

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Morgan Stanley, Dean Witter, Discover & Co.,
    6.34%, 03/09/98...............................       P1       $   1,000  $    1,000,606
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
                                                                             --------------
                                                                                 24,013,723
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    4.95%, 01/15/98 (b)...........................                    1,140       1,137,962
    5.135%, 01/22/98 (b)..........................                    3,000       2,991,442
    5.19%, 01/22/98 (b)...........................                    1,500       1,495,675
    5.195%, 03/19/98 (c)..........................                      370         365,942
    5.275%, 01/22/98 (b)..........................                      800         797,656
                                                                             --------------
                                                                                  6,788,677
                                                                             --------------
REPURCHASE AGREEMENT -- 2.5%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98
      (Note 5)....................................                  137,860     137,860,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $319,318,208)......................................................     319,473,987
                                                                             --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,050,966,053; Note 6)............................................   5,471,387,547
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (d)............................................................        (203,828)
OTHER ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 0.3%......................................................      18,958,375
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,490,142,094
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    AG      Aktiengesellschaft (German Stock Company)
    L.P.    Limited Partnership
    PLC     Public Limited Company (British Corporation)
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities -- $100,311,229.

(d)  Open futures contracts as of December 31, 1997 are as follows:

NUMBER OF                     EXPIRATION      VALUE AT           VALUE AT        APPRECIATION/
CONTRACTS         TYPE           DATE        TRADE DATE     DECEMBER 31, 1997     DEPRECIATION
Long positions:
   627      U.S. 5 yr T-Note    Mar 98       $67,867,922       $68,107,875          $239,953
   865      U.S. T-Bond         Mar 98      $103,945,625       $104,205,469         $259,844
Short Position:
  1,779     U.S. T-Bond         Mar 98      $205,927,125       $207,989,344       $(2,062,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                      NOTES TO THE FINANCIAL STATEMENTS OF
   THE CONSERVATIVE BALANCED PORTFOLIO AND THE FLEXIBLE MANAGED PORTFOLIO OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only two Portfolios: Conservative Balanced Portfolio and Flexible Managed Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors. Short-term securities are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates

                                      B15
on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Conservative Balanced Portfolio and Flexible Managed Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their

                                      B16
distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the year ended December 31, 1997, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Portfolio. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the fiscal year ended December 31, 1997, the application of this statement increased (decreased) paid-in capital in excess of par ("PC"), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                            PC        UNI        G/L
                                         --------  ---------  ----------
Conservative Balanced Portfolio........  $ 33,509  $  48,752  $  (82,261)
Flexible Managed Portfolio.............        --    625,749    (625,749)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Conservative Balanced Portfolio........             0.55%
Flexible Managed Portfolio.............             0.60

                                      B17

The Prudential has agreed to refund to a Portfolio, the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1997.

PIC is an indirect, wholly-owned subsidiary of The Prudential.

The Series Fund entered into a credit agreement (the "Agreement") on October 28, 1997 with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1997. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $684,760 in brokerage commissions from transactions executed on behalf of the Conservative Balanced Portfolio and the Flexible Managed Portfolio as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $ 256,752
Flexible Managed Portfolio.............     428,008
                                         -----------
                                          $ 684,760

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,038,519,000 as of December 31, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Conservative Balanced Portfolio........  $    81,783,000      7.88%
Flexible Managed Portfolio.............      137,860,000     13.28
All other portfolios (currently not
  available to PRUvider)...............      818,876,000     78.84
                                         ---------------  ----------
                                         $ 1,038,519,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

CIBC Oppenheimer, 6.10%, in the principal amount of $138,519,000, repurchase price $138,566,045, due 1/2/98. The value of the collateral including accrued interest was $141,862,492.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $300,000,000, repurchase price $300,112,500, due 1/2/98. The value of the collateral including accrued interest was $306,560,575.

SBC Warburg Dillon Read Inc., 6.50%, in the principal amount of $300,000,000, repurchase price $300,108,333, due 1/2/98. The value of the collateral including accrued interest was $306,557,797.

UBS Securities Corp., 6.55%, in the principal amount of $300,000,000, repurchase price $300,109,167, due 1/2/98. The value of the collateral including accrued interest was $306,001,638.

                                      B18

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1997 were as follows:

Cost of Purchases:

                                           CONSERVATIVE         FLEXIBLE
                                             BALANCED            MANAGED
                                         -----------------  -----------------
Non-Government.........................  $   7,826,155,071  $   8,194,217,051
Government.............................  $   5,017,442,019  $   3,054,412,991

Proceeds from Sales:

                                           CONSERVATIVE         FLEXIBLE
                                             BALANCED            MANAGED
                                         -----------------  -----------------
Non-Government.........................  $   7,823,232,061  $   8,576,103,609
Government.............................  $   5,106,797,609  $   3,018,431,969

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1997 were as follows:

                                           CONSERVATIVE         FLEXIBLE
                                             BALANCED            MANAGED
                                         -----------------  -----------------
Gross Unrealized Appreciation..........  $     311,261,405  $     565,581,079
Gross Unrealized Depreciation..........        111,299,483        149,894,627
Total Net Unrealized...................        199,961,922        415,686,452
Tax Basis..............................      4,496,062,195      5,055,701,095

                                      B19

FINANCIAL HIGHLIGHTS

                                                        CONSERVATIVE BALANCED
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1997       1996     1995(a)    1994(a)    1993(a)
                                         --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.52   $  15.31   $  14.10   $  14.91   $  14.24
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.76       0.66       0.63       0.53       0.49
Net realized and unrealized gains
  (losses) on investments..............      1.26       1.24       1.78      (0.68)      1.23
                                         --------   --------   --------   --------   --------
    Total from investment operations...      2.02       1.90       2.41      (0.15)      1.72
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.76)     (0.66)     (0.64)     (0.51)     (0.47)
Distributions from net realized
  gains................................     (1.81)     (1.03)     (0.56)     (0.15)     (0.58)
                                         --------   --------   --------   --------   --------
    Total distributions................     (2.57)     (1.69)     (1.20)     (0.66)     (1.05)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  14.97   $  15.52   $  15.31   $  14.10   $  14.91
                                         --------   --------   --------   --------   --------
                                         --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN:(b)............     13.45%     12.63%     17.27%     (0.97)%    12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,744.2   $4,478.8   $3,940.8   $3,501.1   $3,103.2
Ratios to average net assets:
  Expenses.............................      0.56%      0.59%      0.58%      0.61%      0.60%
  Net investment income................      4.48%      4.13%      4.19%      3.61%      3.22%
Portfolio turnover rate................       295%       295%       201%       125%        79%
Average commission rate paid per
  share................................   $0.0563    $0.0554        N/A        N/A        N/A

                                                           FLEXIBLE MANAGED
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1997       1996     1995(a)    1994(a)    1993(a)
                                         --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  17.79   $  17.86   $  15.50   $  16.96   $  16.01
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.59       0.57       0.56       0.47       0.57
Net realized and unrealized gains
  (losses) on investments..............      2.52       1.79       3.15      (1.02)      1.88
                                         --------   --------   --------   --------   --------
    Total from investment operations...      3.11       2.36       3.71      (0.55)      2.45
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.58)     (0.58)     (0.56)     (0.45)     (0.57)
Distributions from net realized
  gains................................     (3.04)     (1.85)     (0.79)     (0.46)     (0.93)
                                         --------   --------   --------   --------   --------
    Total distributions................     (3.62)     (2.43)     (1.35)     (0.91)     (1.50)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.28   $  17.79   $  17.86   $  15.50   $  16.96
                                         --------   --------   --------   --------   --------
                                         --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN:(b)............     17.96%     13.64%     24.13%     (3.16)%    15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,490.1   $4,896.9   $4,261.2   $3,481.5   $3,292.2
Ratios to average net assets:
  Expenses.............................      0.62%      0.64%      0.63%      0.66%      0.66%
  Net investment income................      3.02%      3.07%      3.30%      2.90%      3.30%
Portfolio turnover rate................       227%       233%       173%       124%        63%
Average commission rate paid per
  share................................   $0.0569    $0.0563        N/A        N/A        N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Balanced and Flexible Managed Portfolios (two of the fifteen portfolios that constitute The Prudential Series Fund, Inc.; the "Portfolios") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 for each of the Portfolios were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 1998

                                      B21

                                TAX INFORMATION

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1997, the Fund paid dividends as follows:

                                  ORDINARY DIVIDENDS
---------------------------------------------------------------------------------------
                                                             LONG-TERM CAPITAL GAINS
                                                           ----------------------------
                                             SHORT-TERM                                     TOTAL
                                 INCOME     CAPITAL GAINS   TAXED @ 28%    TAXED @ 20%    DIVIDENDS
                               -----------  -------------  -------------  -------------  -----------
Conservative Balanced
  Portfolio..................   $   0.759     $   0.585      $   0.356      $   0.874     $   2.574
Flexible Managed Portfolio...       0.585         0.856          1.016          1.168         3.625

                                      B22

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA               W. SCOTT McDONALD, JR., Ph.D.       E. MICHAEL CAULFIELD
  CHAIRMAN,                           PRINCIPAL,                          CEO,
  THE PRUDENTIAL SERIES FUND, INC.    KALUDIS CONSULTING GROUP            PRUDENTIAL INVESTMENTS,
                                                                          PRESIDENT, THE PRUDENTIAL SERIES
                                                                          FUND, INC.

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                                      B23

PRUvider (sm)
Variable Appreciable Life (R)
Insurance

[LOGO] PRUDENTIAL

Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016
SVAL-1SAI Ed. 5/98 CAT# 64M086G

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 65 pages.

The Statement of Additional Information consisting of 58 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   Deloitte & Touche LLP, independent auditors.

     2.   Price Waterhouse LLP, independent accountants.

     3.   Clifford E. Kirsch, Esq.

     4.   Nancy Davis, FSA, MAAA

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     Resolution of Board of Directors of Pruco Life Insurance
                        Company establishing the Pruco Life PRUvider Variable
                        Appreciable Account. (Note 6)

                (2)     Not Applicable.

                (3)     Distributing Contracts:

                        (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 6)

                        (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)

                        (c)      Schedules of Sales Commissions.  (Note 6)

                (4)     Not Applicable.

                (5) PRUvider Variable Appreciable Life Insurance Contract. (Note 6)

                (6)     (a)      Articles of Incorporation of Pruco Life
                                 Insurance Company, as amended October 19, 1993.
                                 (Note 2)

                        (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 7)

                (7)     Not Applicable.

                (8)     Not Applicable.

                (9)     Not Applicable.

               (10)     (a)      Application Form.  (Note 2)

                        (b) Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract. (Note 6)

               (11)     Form of Notice of Withdrawal Right. (Note 6)

               (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 4)

               (13)     Available Contract Riders.

                        (a) Rider for Insured's Payment of Premium Benefit. (Note 6)

                        (b) Rider for Applicant's Payment of Premium Benefit. (Note 6)

                        (c) Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 6)

                        (d) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 6)

                        (e) Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)

                        (f) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions. (Note 6)

                        (g) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 6)

                        (h)      Living Needs Benefit Rider

                                 (i)    for use in Florida. (Note 2)

                                 (ii)   for use in all approved jurisdictions
                                        except Florida. (Note 2)

                        (i) Rider for Term Insurance Benefit on Life of Insured--Decreasing Amount. (Note 6)

                        (j) Rider for Term Insurance Benefit on Life of Insured Spouse--Decreasing Amount. (Note 6)

                        (k) Endorsement altering the Assignment provision ORD 89224--94-P. (Note 6)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Indemnification Agreement. (Note 6)

     8.   Powers of Attorney.

          (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price (Note 5)
          (b)      Kiyofumi Sakaguchi  (Note 6)
          (c)      James J. Avery, Jr.  (Note 8)
          (d)      James M. Schlomann (Note 3)

    27.   Financial Data Schedule.  (Note 1)

(Note 1)        Filed herewith.

(Note 2)        Incorporated by reference to Form S-6, Registration No.
                333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-1, Registration No. 33- 86780, filed April 9, 1998 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 4)        Incorporated by reference to Post-Effective Amendment
                No. 7 to this registration statement, filed April 25, 1996.

(Note 5)        Incorporated by reference to Form 10-K, Registration No.
                33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 28, 1997.

(Note 7)        Incorporated by reference to Form 10-Q, Registration No.
                33-37587, filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333- 07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life PRUvider Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.


(Seal)                      PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                                           (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                    (Depositor)

Attest:      /s/ THOMAS C. CASTANO         By:    /s/ ESTHER H. MILNES
             ---------------------                ---------------------
             Thomas C. Castano                    Esther H. Milnes
             Assistant Secretary                  President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 1998.


 SIGNATURE AND TITLE

/s/ *
------------------------------------------
Esther Milnes
President and Director


/s/ *
------------------------------------------
James M. Schlomann
Chief Accounting Officer and Comptroller


/s/ *
------------------------------------------
James J. Avery, Jr.
Director


/s/ *                                         *By:   /s/ THOMAS C. CASTANO
------------------------------------------           -----------------------
William M. Bethke                                    Thomas C. Castano
Director                                             (Attorney-in-Fact)


/s/ *
------------------------------------------
Ira J. Kleinman
Director


/s/ *
------------------------------------------
Mendel A. Melzer
Director


/s/ *
------------------------------------------
I. Edward Price
Director


/s/ *
------------------------------------------
Kiyofumi Sakaguchi
Director

                                  EXHIBIT INDEX

      Consent of Deloitte & Touche LLP, independent auditors          Page II-6

      Consent of Price Waterhouse LLP, independent accountants        Page II-7

 3.   Opinion and Consent of Clifford E. Kirsch, Esq. as to the       Page II-8
      legality of the securities being registered.

 6.   Opinion and Consent of Nancy D. Davis, FSA, MAAA, as            Page II-9
      to actuarial matters pertaining to the securities being registered.

27.   Financial Data Schedule.                                        Page II-10